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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05685

Williamsburg Investment Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

John Chilton, Esq.

Sullivan & Worcester LLP 1666 K Street, NW Washington, D.C. 20006
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	March 31

Date of reporting period:	September 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT September 30, 2017 (Unaudited)

THE DAVENPORT FUNDS LETTER TO SHAREHOLDERS	November 15, 2017

The market posted another quarter of solid gains in Q3, with the S&P 500 Index up 4.48% and the Russell 2000® Index advancing 5.67%. Year to date returns are an impressive 14.24% and 10.94%, respectively. The Dow Jones Industrial Average finished the quarter with eight consecutive quarters of gains, its longest positive streak in twenty years. The market continues to shrug off fears, which have recently included rising tensions with North Korea, two powerful hurricanes, and continued gridlock in Washington, DC.

The key driver behind the market’s advance has been impressive earnings growth, which has emerged from negative territory as recently as mid-2016 to around 10% year-over-year currently. Broadly, this is due to several factors, including modest top-line growth, efficiency gains on the expense side, and shareholder-friendly capital allocation in the form of stock buybacks. Adding to this backdrop is a weaker U.S. dollar, benefiting multi-nationals, and the energy and financials sectors coming off easy comparisons from a year ago.

The “goldilocks” environment—where economic expansion is neither too strong nor too weak—remains in place for equities. The economy continues to grow slowly, keeping inflation contained. Gross domestic product (GDP) is just strong enough to allow the Federal Reserve to tighten monetary policy in a measured way, without disrupting expectations of continued economic improvement. However, in recent months, we have seen the “reflation” trade re-emerge with improvement in economic data.

In a reflation scenario, economic growth heats up, stoking inflation and wage gains and disproportionately benefiting “old economy” sectors. While we are seeing the green shoots of reflation, it has yet to take hold more broadly. Building materials is an area that could benefit from this scenario, especially with the increase in renovations and housing formations that were delayed in the wake of the Great Recession. We have continued to invest in this industry.

Growth stocks have thrived under the current goldilocks environment, as investors have been willing to pay increasing premiums for the handful of companies that can post strong top-line growth in spite of the tepid broader economy. If reflation were to take hold, it would likely provide a shot in the arm to value stocks, which investors have shunned due to their uninspiring relative growth rates. While we have a balanced mix of growth and value across our funds, we remain quite valuation-sensitive and thus may stand to benefit from a reflation scenario.

The market is increasingly paying attention to the machinations in Washington regarding a tax package. The current administration’s efficacy has been weak, evidenced by the failure on healthcare reform, but the pressure to succeed has ratcheted up as we are now just a year out from mid-term elections. While stocks appear to have priced in a small amount of success on tax cuts towards the end of the quarter, Washington remains a wild card for the market.

Volatility remains extremely low. The market appears a bit complacent, and we do not want to be lulled into a false sense of security. While the market has posted strong returns so far this year, we remain cautiously optimistic going into year end, which is a historically favorable period for equity returns. While valuations remain slightly above their long-term averages, they do not strike us as unreasonable in the current low interest rate world.

Please see our fund letters for discussion of specific ideas and investment themes. Thank you for your trust.

Davenport Core Fund (DAVPX)

The Core Fund posted another strong gain this quarter, advancing 3.25%, versus the S&P 500 Index’s 4.48% advance. Year to date, the Core Fund is up 14.27%, in line with the S&P 500’s 14.24% gain. We remain pleased with the Fund’s ability to keep up with the broader index in such a strong market this year.

The bulk of our underperformance this quarter was due to declines in the shares of AmerisourceBergen (ABC) and Allergan (AGN) in Health Care, Southwest Airlines (LUV) in Industrials, and Martin Marietta (MLM) in Materials. Uncertainties around drug pricing and competition continue to weigh on Health Care names ABC and AGN. Southwest sold off fears of capacity creep, but profitability remains impressive. We added to our position in MLM, as shares had sold off due to weather, a seasonal lull in the business, and concerns around Washington’s ability to pass an infrastructure plan. We took the opportunity to increase the position as the underlying fundamentals of the construction industry remain positive and we continue to have confidence in the long-term opportunity for MLM to double its cash flow by 2020.

Continuing on a theme from last quarter’s sale of JM Smucker (SJM) in Consumer Staples, this quarter we sold Hormel (HRL). While we continue to have respect for the long-term track record of the company, management is having a tough time fixing the ailing turkey segment, and industry pressures appear to be intensifying. U.S. consumers are increasingly favoring fresher offerings such as those found around the edges of grocery stores, at the expense of packaged food companies like HRL whose products often sit in the middle aisles. This dynamic along with intense grocer competition is placing significant pricing pressure on branded package foods, who are discounting in an effort to maintain share. Ultimately, these trends are feeding down to slower profit growth, prompting us to search for a better opportunity elsewhere.

To that end, we purchased a new position in Sherwin Williams (SHW). Founded in 1866 and boasting an impressive track record, Sherwin is a vertically-integrated coatings company. Sherwin’s largest segment is also its most attractive: selling paint primarily to professional painting contractors, which have been taking share from “DIYers” for decades. Paint typically accounts for just 10% of a contractor’s operating costs, with the remainder devoted to labor. This cost imbalance incentivizes contractors to invest in high quality paint to cut down on labor (e.g. less coats applied, shorter curing times, etc.), and gives SHW tremendous pricing power with its dominant market share. Layering on the cost-cutting opportunities from the recent acquisition of Valspar, we believe we may see earnings power increases of up to $20 per share by the end of the decade. Since our purchase, SHW has updated its long-term financial targets at an analyst day, further bolstering our confidence in the name.

As mentioned above, we are pleased with the Fund’s ability to keep up in such a strong market, despite being significantly underweight in the hot Information Technology sector. Our actions in the quarter were designed to further improve the risk-reward of the Fund as we head into the final quarter of the year, and we remain excited about finding new investment opportunities such as SHW.

The following chart represents Davenport Core Fund (DAVPX) performance and the performance of the S&P 500 Index, the Core Fund’s primary benchmark, for the periods ended September 30, 2017.

	Q3 2017	YTD 2017	1 Year	3 Years*	5 Years*	10 Years*	Since Inception* 1/15/98
Core Fund (DAVPX)	3.25%	14.27%	17.04%	9.90%	13.04%	7.02%	6.78%
S&P 500 Index**	4.48%	14.24%	18.61%	10.81%	14.22%	7.44%	7.07%

30-Day SEC Yield: 0.35%; Expense Ratio in current prospectus: 0.90%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-281-3217.

*	Returns greater than one year are annualized.

**
The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

Recent Purchases

Chevron Corporation (CVX)—Given the deterioration in investor sentiment, combined with a modestly improving fundamental outlook for oil, we felt that it was a decent time to add exposure to the Energy sector.

Martin Marietta Materials, Inc. (MLM)—We added to our position in MLM, as we think the underlying fundamentals of the construction industry remain positive and we continue to have confidence in the long-term opportunity for the company.

Sherwin-Williams Company (SHW)—We elected to initiate a position in SHW, the largest coatings company in the U.S. and one of the top three globally.

Recent Sales

Applied Materials, Inc. (AMAT)—While we continue to view AMAT as an enabler and beneficiary of a more connected world, we felt it prudent to take some profits while also dialing back our technology exposure after significant fund flow momentum.

Hormel Foods Corporation (HRL)—We remain concerned about shifting consumer preferences away from the “center aisle” as well as the likelihood that food deflation will creep its way up the supply chain. Additionally, we had a short-term loss in HRL, which should offset some gains taken earlier in the year.

Davenport Value & Income Fund (DVIPX)

The Value & Income Fund had a solid third quarter with a 4.28% gain, and is now up 10.92% year to date (YTD). This compares favorably to the Russell 1000® Value Index, which was up 3.12% in Q3 and 7.92% YTD, and the Lipper Equity Income Index, which was up 3.82% and 10.35% respectively. The S&P 500 Index was up 4.48% in Q3 and 14.24% YTD.

Boeing (BA) was our top-performing stock, increasing nearly 30% in the quarter. Investors have become believers in the cash flow generation story, near-term trends in the business have improved and estimates have moved higher. While we continue to like the outlook for Boeing, we thought it prudent to book some profits on the recent spike and chipped our position. Health Care was our biggest contributing sector, led by a strong move in Bristol-Myers Squibb (BMY). We also saw positive contributions from the Consumer Discretionary and Energy sectors.

The key detractor in the quarter was Altria (MO). Altria was hit by an announcement from the Federal Drug Administration, which is reviewing tobacco and nicotine regulations. The uncertainty caused by this announcement led the entire sector to sell off. Altria has been through this heightened scrutiny many times before, and note the company has been adept at navigating changes in the past. With a 4.2% dividend yield, we feel comfortable with our position in the name.

Our Real Estate Investment Trust (REIT) holdings were also a detractor in the quarter, including shares of Lamar Advertising (LAMR). We took advantage of the weakness to add to our position. Lamar is the leader in outdoor advertising (billboards), and we are attracted to the company’s earnings visibility, solid (and growing) dividend, and well-located assets. Additionally, we think the increasing digitalization of billboards will be a secular tailwind for LAMR. The stock currently yields 4.6% and trades at a discount to other REITs.

We initiated a new position in TE Connectivity (TEL), a global leader in the design and manufacturing of connector and sensor solutions serving a variety of end markets. With more than 500,000 SKUs, TE’s products are highly engineered and mission critical. Key end markets include automotive, industrial equipment, aerospace and defense, data, and devices. TE has undergone significant portfolio transformation over the past five years, focusing on products designed for “harsh environments” (extreme temperatures, pressures, etc.) which are more specialized and garner higher margins.

We see three primary long-term secular growth drivers for TE. The first is in autos where cars are becoming safer, greener, and more connected. Hybrid/electrical cars have more than 1.5x the connector content of a normal vehicle. In total, TE is growing its automotive content 4% - 6% per year. The second is factory automation, where smart factories are leading to ~3% content growth per year. Lastly is the increase in connected devices, whether cars, the “Internet of Things,” smart appliances, aircraft, etc. TE estimates that these devices will grow from 8 billion today to 20 billion in 2020. In total, we believe these factors may help TE grow its earnings and dividend on an annual basis. To fund the purchase of TE, we decided to sell our position in Time Warner (TWX), which is being acquired by AT&T (T).

We remain pleased with the Value & Income Fund’s results, especially in a year where, market-wide, growth stocks have dramatically outperformed value stocks. We continue to strive to find attractive ideas at reasonable prices with above-average dividend yields.

The following chart represents Davenport Value & Income Fund (DVIPX) performance and the performance of the Russell 1000® Value Index, the Fund’s primary benchmark, and the S&P 500 and Lipper Equity Income Indices for the periods ended September 30, 2017.

	Q3 2017	YTD 2017	1 Year	3 Years*	5 Years*	Since Inception* 12/31/10
Value & Income Fund (DVIPX)	4.28%	10.92%	15.64%	9.72%	12.71%	12.87%
Russell 1000® Value Index**	3.12%	7.92%	15.12%	8.53%	13.20%	12.09%
S&P 500 Index**	4.48%	14.24%	18.61%	10.81%	14.22%	13.22%
Lipper Equity Income Index**	3.82%	10.35%	15.90%	8.34%	11.91%	11.10%

30-Day SEC Yield: 1.73%; Expense Ratio in current prospectus: 0.89%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-281-3217.

*	Returns greater than one year are annualized.

**
The Russell 1000® Value Index measures the performance of the Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. The Lipper Equity Income Index is an unmanaged index of the 30 largest funds in the Lipper Equity Income fund category. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

Recent Purchases

iShares MSCI Europe Financials ETF (EUFN)—European financial returns have been weak due to low (and negative) interest rates, a relatively weak economy, and onerous regulations; however, the European economy appears to be strengthening and yields are beginning to rise. As the European economy improves and rates rise, banks should be major beneficiaries.

Lamar Advertising Company (LAMR)—As shares of LAMR pulled back slightly since our chip in February, we decided to increase our position in this high-quality name. We are attracted to the company’s earnings visibility, solid (and growing) dividend, and well-located assets.

TE Connectivity Ltd. (TEL)—We initiated a position in this $28 billion global leader in the design and manufacturing of connector and sensor solutions. The company dates back 75 years and spun off from Tyco in 2007.

Recent Sales

Boeing Company (BA)—Management continues to expect gradual improvement in operating margins through the decade and backlog continues to grow (despite investor fears of a peaking cycle). We continue to like BA, but we thought it prudent to book some profits in light of the recent spike.

Time Warner, Inc. (TWX)—As a reminder, we sold AT&T (T) last October on news of the TWX acquisition, as we were skeptical of the strategic benefits. With the company looking more fully valued at this time and speculation the deal could be in jeopardy, we decided to move on and redeploy the proceeds into opportunities exhibiting a better risk reward profile.

Davenport Equity Opportunities Fund (DEOPX)

The Equity Opportunities Fund posted solid third quarter results. The Fund gained 7.33% as compared to a 3.47% gain for the Russell Midcap® Index. This brought our year to date gain to 16.51%, nicely ahead of the Russell Midcap at 11.74% as well as the S&P 500 Index at 14.24%. We started the year thinking a number of our holdings looked timely. It took some patience, but recent results indicate this was indeed the case.

Consumer stocks have been particularly friendly to us of late. During the quarter, Live Nation Entertainment (LYV), CarMax (KMX) and Dollar Tree (DLTR) were our top contributors. LYV has been a steady performer as concert attendance has reached new records and the company’s advertising and ticketing businesses have grown. KMX and DLTR, on the other hand, have faced a healthy dose of investor skepticism for much of the year. In both cases, it has paid to exercise patience. KMX doubters were fixated on deteriorating loan performance and new competition. The company’s recent strong results, which indicate healthy same-store sales growth and credit metrics, have disproved these fears. DLTR shares had been pressured by sluggish results at acquired Family Dollar stores and the heightened threat of Amazon (AMZN). More recently, flagship Dollar Tree locations have turned in better than expected results and Family Dollar is showing some signs of improvement. As far as Amazon goes, we recognize its impact on Main Street retail; however, we believe this threat has been vastly overstated.

This leads us to a new position: auto parts retailer O’Reilly Automotive (ORLY). We know this company well and have enjoyed past success with it, driven by robust same-store sales growth (a function of both market share gains and the rising age of cars on the road), significant profit margin expansion, and stock buy-backs. This year, the stock has pulled back sharply as the company lowered near-term growth expectations due to cyclical headwinds (mainly mild winter weather and more difficult comparisons) and investors fixated on the potential threat of Amazon aggressively entering auto parts retail. Even after recovering somewhat, the stock’s valuation stands at 16x next year’s earnings estimate versus 25x just 12 months ago. We think the shares adequately reflect prevailing risks and view this as an attractive price for a best-in-class operator. We look for growth to re-accelerate next year. There has been scant evidence of AMZN taking meaningful share from the incumbents and the top selling auto items on Amazon have very little overlap with ORLY. Furthermore, car parts require immediate availability and many parts require professional assistance. We suppose Amazon could buy its way into the industry with a splashy acquisition, but that’s a risk we’ll accept at ORLY’s current valuation.

Our worst performers for the quarter were Martin Marietta Materials (MLM) and DISH Network (DISH). Shares of construction aggregates producer MLM declined following weather-plagued Q2 results and less optimism surrounding Washington’s ability to pass infrastructure legislation. In our view, weather problems only defer shipments and the construction cycle remains in the early innings. We remain attracted to the aggregates industry given tremendous barriers to entry and consistent pricing power. Therefore, we have added to our position on recent weakness.

DISH has been a controversial story. We are still attracted to the company’s giant trove of wireless spectrum. Demand for finite spectrum continues to rise alongside increasing wireless data and video consumption. However, DISH’s plan for the spectrum remains unclear. This uncertainty has flummoxed investors and weighed on the stock. We believe the spectrum’s value will continue to rise (perhaps substantially) and trust the company will make the right decision to maximize shareholder returns. We recently added to our position on weakness.

All told, we are pleased with recent results, especially when considering our relatively light exposure to “hot” areas such as technology. While we’ve enjoyed strong performance this year, we continue to think many of our holdings are timely and may possess attractive upside. This is particularly true for the names above that we’ve added to recently. While they may face headwinds or uncertainty in the near-term, they are run by shrewd capital allocators who have compounded investor wealth at above-average rates for many years.

The following chart represents Davenport Equity Opportunities Fund (DEOPX) performance and the performance of the Russell Midcap® Index, the Fund’s primary benchmark, and the S&P 500 Index for the periods ended September 30, 2017.

	Q3 2017	YTD 2017	1 Year	3 Years*	5 Years*	Since Inception* 12/31/10
Equity Opportunities Fund (DEOPX)	7.33%	16.51%	15.20%	8.94%	13.19%	12.79%
Russell Midcap® Index**	3.47%	11.74%	15.32%	9.54%	14.26%	12.28%
S&P 500 Index**	4.48%	14.24%	18.61%	10.81%	14.22%	13.22%

Expense Ratio in current prospectus: 0.92%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-281-3217.

*	Returns greater than one year are annualized.

**
The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000, which represent approximately 25% of the total market capitalization of the Russell 1000®. Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

Recent Purchases

DISH Network Corporation (DISH)—We continue to be focused on the value of the company’s vast spectrum of holdings. All indicators (rising wireless data usage, mobile video, Verizon (VZ) running short on spectrum in some markets, new iPhone features etc.) point to spectrum rising in value.

Martin Marietta Materials, Inc. (MLM)—While weather can have a near-term impact on quarterly results, we think the underlying fundamentals of the construction industry remain positive, and any movement on a federal infrastructure bill would be icing on the cake.

O’Reilly Automotive, Inc. (ORLY)—We believe the key issues behind the recent stock-price decline are company specific. Moreover, ORLY has already reported earnings for the same period and issued guidance contrary to what this report suggests.

TripAdvisor, Inc. (TRIP)—If the company shows progress on its goal of becoming the best one-stop shop to both research travel and book everything from hotels to attractions, the upside could be very meaningful.

Recent Sales

Church and Dwight Company, Inc. (CHD)—CHD has been a big stock over time and is one of the more innovative companies in the consumer products arena; however, we think we may see pricing pressure as competition intensifies and Wal-Mart, Amazon, etc. put pressure on packaged goods providers.

Live Nation Entertainment, Inc. (LYV)—Despite our confidence in the company’s long-term growth opportunity, barriers to entry and recent acceleration in revenue and profitability, we recently reduced the position to make room for a new idea.

Davenport Small Cap Focus Fund (DSCPX)

The Davenport Small Cap Focus Fund advanced 6.27% during the third quarter, outpacing the 5.67% return for the Russell 2000® Index. On a year to date basis, the Fund is up 13.32%, relative to the 10.94% gain for the Russell 2000 Index.

Following two straight quarters of underperformance relative to large caps, small cap stocks outperformed in Q3 as the reflation trade garnered some momentum and optimism surrounding tax reform benefited the domestically oriented small cap indices. On a year to date basis, the technology sector (led by semiconductors) and health care sector (led by biotechnology) have comprised a meaningful share of market gains. While being underweight in these areas has served as a headwind to more relative performance, we are pleased with the Fund’s ability to outperform in these conditions.

Gaming stocks Monarch Casino (MCRI) and Eldorado Resorts (ERI) were key contributors for the quarter. Each is showing strong growth and exposure in some of the best markets in the country (Reno, NV and Black Hawk, Co). Despite logging gains of 53% and 57%, respectively on a year to date basis, we think there may be more upside for the stocks given improving results and rising takeout potential. Each company has very heavy inside ownership (fitting our owner-operator bias), so we can rest assured management has our best interests at heart. Speaking of owner-operators, leading pet insurance provider Trupanion (TRUP), which we highlighted last quarter, was a key contributor during the period. As a reminder, CEO Darryl Rawlings owns more than 10% of the shares outstanding and is focused on creating value on a per share basis. We remain confident that Trupanion’s unique approach to growth and underwriting may allow the company to garner more than its fair share of a rapidly growing and underpenetrated market.

The return of the aforementioned “reflation” trade gave a lift to building product and materials names such as American Woodmark Holdings (AMWD), Builders FirstSource (BLDR) and recently purchased Summit Materials (SUM). While the devastation caused by hurricanes Harvey and Irma will result in disruption to Q3 results, investors have looked past the near term implications and are emphasizing the demand lift from the necessary rebuilding efforts. This phenomenon has also benefited the trucking sector where holdings in Marten Transport (MRTN) and Knight-Swift Transportation (KNX) have surged to new highs.

We have recently been adding to our position in KNX, as we believe both market dynamics and company specific factors may combine to elevate the earnings power of the franchise well beyond prior peak levels. From an industry perspective, the hurricane rebuilding efforts have added incremental demand to freight markets that were already showing signs of tightness heading into the all-important “peak” holiday season. Furthermore, we believe the electronic logging of driver hours at the beginning of 2018 will serve to tighten capacity further. On top of this, the company just closed on its merger with Swift Transportation (SWFT), which doubles the company’s size and gives Knight’s best in class management team an opportunity to leverage fixed costs on a much larger asset base while also improving legacy Swift’s below-average margin profile.

To close, we are encouraged by the Fund’s recent performance, and we remain committed to finding compelling ideas. Furthermore, we believe the asset class may continue to see momentum as “reflation” remains in vogue. While we are underweight some of the market’s “hottest” areas, we are encouraged by our relative results and remain focused on producing compelling risk-adjusted returns without chasing momentum.

The following chart represents Davenport Small Cap Focus Fund (DSCPX) performance and the performance of the Russell 2000® Index, the Small Cap Focus Fund’s primary benchmark, for the periods ended September 30, 2017.

	Q3 2017	YTD 2017	1 Year	Since Inception* 12/31/14
Small Cap Focus Fund (DSCPX)	6.27%	13.32%	22.47%	10.19%
Russell 2000® Index**	5.67%	10.94%	20.74%	9.60%

30-Day SEC Yield: 0.06%; Expense Ratio in current prospectus: 1.06%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-281-3217.

*	Returns greater than one year are annualized.

**
The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

Davenport Balanced Income Fund (DBALX)

The Davenport Balanced Income Fund gained 2.81% in the quarter, versus a 3.12% increase for the Russell 1000® Value and 3.02% for the Morningstar US OE Allocation 50-70% Equity Index. Year to date, the fund was up 6.97%, compared to the Russell’s 7.92% and the Morningstar US

OE’s 9.51%%. The Fund performed well relative to the blended 60% Russell 1000 Value and 40% Bloomberg Barclays Intermediate Government/Credit Index returns of 2.12% and 5.69% for the quarter and year to date, respectively.

The equity portion of the Fund performed well during the quarter with Health Care leading the sector performance, driven by strong returns from Bristol-Myers Squibb (BMY) and Gilead (GILD). Additionally, our largest contribution came from Boeing (BA), which increased 30% during the quarter as near-term business trends have improved and earnings estimates have moved higher. Real estate was our weakest sector, with Lamar Advertising (LAMR) and Tanger Factory Outlet (SKT) the leading detractors. Despite the recent weakness we still favor the sector from a long-term perspective and chose to add to our position in Lamar.

During the quarter, we initiated a position in Blackstone Group (BX), the largest and most diversified of the alternative asset managers, focused in four segments: real estate, credit, private equity, and hedge funds. The company has been a fundraising machine, and recently has begun expanding into two additional segments: infrastructure and long-only Master Limited Partnerships (MLPs). Alternative investments have gained share versus traditional investments, and we believe Blackstone’s product innovation, fund-raising track record, and large global distribution could fuel faster growth in assets under management. The company pays a $2.29 dividend (about a 6.9% yield) based on trailing twelve-month distributions. Furthermore, the firm boasts a strong management team with a large vested interest, giving us additional confidence for the future of the stock. Given the favorable outlook and potential catalysts, we elected to initiate a position on the heels of a recent pullback.

The bond market treaded water during the recent quarter as investors looked for indications of what the next Federal Reserve move might be. Chair Janet Yellen said the Federal Reserve would start reducing their $4.5 trillion in assets in the fall, and anticipates raising rates at their December meeting. She considers the economy to be in good shape and expects the rate of inflation, which remains low, will gradually rise. Her view of a solid economy was reinforced with the last quarter GDP growth at 3.1%, and inflation remains around 1.5%.

Ten-year U.S. Treasury yields, the global benchmark, were unchanged for the quarter, closing at 2.33%. The 3-month Treasury bill yield was 1.1% vs. 1.0%, 2 Year notes were 1.5% vs 1.4%. Rates for the year tell a different story with short term Treasury rates up by 0.6%, 2 Years up 0.3%, and 1 Year lower by 0.1%.

Our bond structure remains defensive, consistent with a conservative bias in what continues to be a low rate environment. The portfolio consists of 41 high quality corporate rate issues spread across 8 economic sectors with the top allocation of Financials at 30.4%, Consumer Staples at 19.4%, and 14.2% to Health Care. A new position in Capital One was initiated during the quarter. The bond portfolio is “A” rated, on average, has an average coupon of 3.2%, an effective maturity of 4.6 years, and a duration of 3.52 years.

We are pleased with our performance this quarter given the continued outperformance of growth strategies, and see value in a balanced approach as we continue through uncertain market conditions. Our allocation to more cyclical equities and defensive positioning in the bond portion of the portfolio may continue providing a volatility buffer in the near future, while focusing on current income and long-term capital appreciation.

The following chart represents Davenport Balanced Income Fund (DBALX) performance and performance of the Fund’s primary benchmark, the Russell 1000® Value Index, along with the Morningstar US OE Allocation 50-70% Index and the blended 60% Russell 1000® Value Index / 40% Bloomberg Barclays Intermediate Government /Credit Bond Index for the period ended September 30, 2017.

	Q3 2017	YTD 2017	1 Year	Since Inception* 12/31/15
Balanced Income Fund (DBALX)	2.81%	6.97%	9.20%	9.26%
Russell 1000® Value**	3.12%	7.92%	15.12%	14.44%
Morningstar US OE Allocation 50-70% Equity**	3.02%	9.51%	10.59%	9.71%
60% Russell 1000® Value/40% BBIGC	2.12%	5.69%	9.16%	9.68%

30-Day SEC Yield: 1.68% Expense Ratio in current prospectus: 1.13%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-281-3217.

*	Returns greater than one year are annualized.

**
The Russell 1000® Value Index measures the performance of the Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Morningstar US OE Allocation 50-70% Equity Index is composed of funds which seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposure between 50% and 70%. The blended 60% Russell 1000 Value/40% Bloomberg Barclay’s Intermediate Government/Credit (BBIGC) Index is included as an additional comparative index because it is representative of a balanced portfolio consisting of 60% equity and 40% fixed income securities. The BBIGC measures the non-securitized component of the U.S. Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate rate securities. Intermediate maturity bonds include bonds with maturities of 1 to 9.999 years. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

DAVENPORT CORE FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Davenport Core Fund and the Standard & Poor’s 500® Index

	Average Annual Total Returns (for periods ended September 30, 2017)
	1 Year	5 Years	10 Years
Davenport Core Fund(a)	17.04%	13.04%	7.02%
Standard & Poor’s 500® Index	18.61%	14.22%	7.44%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

DAVENPORT VALUE & INCOME FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Davenport Value & Income Fund, the Russell 1000® Value Index
and the Lipper Equity Income Index

	Average Annual Total Returns (for periods ended September 30, 2017)
	1 Year	5 Years	Since Inception(b)
Davenport Value & Income Fund(a)	15.64%	12.71%	12.87%
Russell 1000® Value Index	15.12%	13.20%	12.09%
Lipper Equity Income Index	15.90%	11.91%	11.10%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Commencement of operations was December 31, 2010.

DAVENPORT EQUITY OPPORTUNITIES FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Davenport Equity Opportunities Fund and the Russell Midcap® Index

	Average Annual Total Returns (for periods ended September 30, 2017)
	1 Year	5 Years	Since Inception(b)
Davenport Equity Opportunities Fund(a)	15.20%	13.19%	12.79%
Russell Midcap® Index	15.32%	14.26%	12.28%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Commencement of operations was December 31, 2010.

DAVENPORT SMALL CAP FOCUS FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Davenport Small Cap Focus Fund and the Russell 2000® Index

	Average Annual Total Returns (for periods ended September 30, 2017)
	1 Year	Since Inception(b)
Davenport Small Cap Focus Fund(a)	22.47%	10.19%
Russell 2000® Index	20.74%	9.60%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Commencement of operations was December 31, 2014.

DAVENPORT BALANCED INCOME FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in Davenport Balanced
Income Fund, the Russell 1000® Value Index, a Blended 60% Russell 1000® Value
Index / 40% Bloomberg Barclays Intermediate Government/Credit Bond Index
and the Morningstar US OE Allocation - 50% to 70% Equity

	Average Annual Total Returns (for periods ended September 30, 2017)
	1 Year	Since Inception(b)
Davenport Balanced Income Fund(a)	9.20%	9.26%
Russell 1000® Value Index	15.12%	14.44%
Blended 60% Russell 1000® Value Index / 40% Bloomberg Barclays Intermediate Government/Credit Bond Index	9.03%	9.66%
Morningstar US OE Allocation - 50% to 70% Equity	10.59%	9.71%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Commencement of operations was December 31, 2015.

DAVENPORT CORE FUND
PORTFOLIO INFORMATION
September 30, 2017 (Unaudited)

Sector Allocation vs. the Standard & Poor’s 500® Index

Top Ten Equity Holdings

Security Description	% of Net Assets
Markel Corporation	3.6%
Brookfield Asset Management, Inc. - Class A	3.3%
Visa, Inc. - Class A	3.3%
Capital One Financial Corporation	3.2%
American Tower Corporation	3.1%
Citigroup, Inc.	3.0%
Johnson & Johnson	2.8%
Berkshire Hathaway, Inc. - Class B	2.7%
Accenture plc - Class A	2.7%
CarMax, Inc.	2.6%

DAVENPORT VALUE & INCOME FUND
PORTFOLIO INFORMATION
September 30, 2017 (Unaudited)

Sector Allocation vs. the Russell 1000® Value Index

Top Ten Equity Holdings

Security Description	% of Net Assets
FNF Group	3.3%
Johnson & Johnson	3.1%
Citigroup, Inc.	2.9%
Capital One Financial Corporation	2.9%
Markel Corporation	2.9%
JPMorgan Chase & Company	2.8%
Watsco, Inc.	2.7%
Royal Dutch Shell plc - Class B - ADR	2.6%
Diageo plc - ADR	2.4%
Merck & Company, Inc.	2.3%

DAVENPORT EQUITY OPPORTUNITIES FUND
PORTFOLIO INFORMATION
September 30, 2017 (Unaudited)

Sector Allocation vs. the Russell Midcap® Index

Top Ten Equity Holdings

Security Description	% of Net Assets
CarMax, Inc.	6.1%
Colfax Corporation	6.0%
WABCO Holdings, Inc.	5.8%
American Tower Corporation	5.8%
Brookfield Asset Management, Inc. - Class A	5.5%
Dollar Tree, Inc.	5.3%
Capital One Financial Corporation	5.1%
DISH Network Corporation - Class A	4.9%
Live Nation Entertainment, Inc.	4.8%
Markel Corporation	4.4%

DAVENPORT SMALL CAP FOCUS FUND
PORTFOLIO INFORMATION
September 30, 2017 (Unaudited)

Sector Allocation vs. the Russell 2000® Index

Top Ten Equity Holdings

Security Description	% of Net Assets
Monarch Casino & Resort, Inc.	5.1%
American Woodmark Corporation	3.3%
Genesee & Wyoming, Inc. - Class A	3.1%
Liberty TripAdvisor Holdings, Inc. - Series A	3.0%
Colfax Corporation	3.0%
Live Nation Entertainment, Inc.	3.0%
TowneBank	3.0%
FRP Holdings, Inc.	2.8%
Seaboard Corporation	2.8%
Kinsale Capital Group, Inc.	2.8%

DAVENPORT BALANCED INCOME FUND
PORTFOLIO INFORMATION
September 30, 2017 (Unaudited)

Asset Allocation (% of Net Assets)	Ten Largest Equity Holdings	% of Net Assets
	FNF Group	1.7%
	Johnson & Johnson	1.7%
	Citigroup, Inc.	1.6%
	Capital One Financial Corporation	1.5%
	Markel Corporation	1.5%
	JPMorgan Chase & Company	1.5%
	Watsco, Inc.	1.4%
	Royal Dutch Shell plc - Class B - ADR	1.4%
	Diageo plc - ADR	1.3%
	Merck & Company, Inc.	1.2%

Equity Sector Concentration vs. the Russell 1000 Value Index (57.2% of Net Assets)

Corporate Bond Portfolio (36.8% of Net Assets)		Credit Quality	Composite Quality
Number of Fixed-Income Securities	41	AAA	0.0%
Average Quality	A	AA	17.8%
Effective Maturity	4.6 yrs	A	60.6%
Average Effective Duration	3.5 yrs	BBB	21.6%

Sector Breakdown	% of Corporate Bond Portfolio
Consumer Discretionary	8.6%
Consumer Staples	19.4%
Energy	6.5%
Financials	30.4%
Health Care	14.2%
Industrials	7.3%
Information Technology	7.6%
Telecommunication Services	6.0%

DAVENPORT CORE FUND SCHEDULE OF INVESTMENTS September 30, 2017 (Unaudited)

COMMON STOCKS — 94.1%	Shares	Value
Consumer Discretionary — 11.0%
Amazon.com, Inc. (a)	5,958	$5,727,723
CarMax, Inc. (a)	148,968	11,293,264
Liberty Broadband Corporation - Series C (a)	54,649	5,208,050
Liberty SiriusXM - Series C (a)	141,684	5,932,309
NIKE, Inc. - Class B	115,837	6,006,149
Priceline Group, Inc. (The) (a)	4,726	8,652,455
Walt Disney Company (The)	55,331	5,453,977
		48,273,927
Consumer Staples — 6.3%
Anheuser-Busch InBev S.A./N.V. - ADR	42,895	5,117,373
Mondelēz International, Inc. - Class A	146,710	5,965,229
Nestlé S.A. - ADR	117,457	9,867,563
PepsiCo, Inc.	58,966	6,570,581
		27,520,746
Energy — 6.4%
Chevron Corporation	66,037	7,759,347
Exxon Mobil Corporation	75,578	6,195,884
Marathon Petroleum Corporation	139,408	7,818,001
Schlumberger Ltd.	90,110	6,286,074
		28,059,306
Financials — 19.3%
Berkshire Hathaway, Inc. - Class B (a)	65,366	11,982,895
Brookfield Asset Management, Inc. - Class A	354,654	14,647,210
Capital One Financial Corporation	164,589	13,934,105
Citigroup, Inc.	182,362	13,265,012
CME Group, Inc.	49,857	6,764,598
JPMorgan Chase & Company	88,652	8,467,152
Markel Corporation (a)	14,638	15,633,091
		84,694,063
Health Care — 13.9%
Allergan plc	27,057	5,545,332
AmerisourceBergen Corporation (a)	92,875	7,685,406
Amgen, Inc.	31,781	5,925,567
Celgene Corporation (a)	73,658	10,740,810
Danaher Corporation	128,757	11,044,775
Johnson & Johnson	94,987	12,349,260
Merck & Company, Inc.	123,720	7,921,792
		61,212,942
Industrials — 10.7%
FedEx Corporation	43,851	9,891,908
General Dynamics Corporation	39,439	8,107,870
General Electric Company	235,961	5,705,537
Johnson Controls International plc	137,394	5,535,604

DAVENPORT CORE FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 94.1% (Continued)	Shares	Value
Industrials — 10.7% (Continued)
Southwest Airlines Company	153,531	$8,594,665
Union Pacific Corporation	79,079	9,170,792
		47,006,376
Information Technology — 16.8%
Accenture plc - Class A	88,461	11,948,427
Adobe Systems, Inc. (a)	74,614	11,130,917
Alphabet, Inc. - Class A (a)	7,625	7,424,615
Alphabet, Inc. - Class C (a)	6,677	6,403,977
Apple, Inc.	40,822	6,291,487
Facebook, Inc. - Class A (a)	49,977	8,539,570
MasterCard, Inc. - Class A	55,275	7,804,830
Visa, Inc. - Class A	137,296	14,449,031
		73,992,854
Materials — 5.1%
Ecolab, Inc.	62,069	7,982,694
Martin Marietta Materials, Inc.	38,301	7,898,815
Sherwin-Williams Company (The)	18,912	6,771,253
		22,652,762
Real Estate — 4.6%
American Tower Corporation	100,937	13,796,069
Weyerhaeuser Company	188,445	6,412,784
		20,208,853

Total Common Stocks (Cost $270,704,253)		$413,621,829

EXCHANGE-TRADED FUNDS — 3.3%	Shares	Value
iShares Nasdaq Biotechnology ETF	21,667	$7,227,895
iShares U.S. Home Construction ETF	195,909	7,158,515
Total Exchange-Traded Funds (Cost $11,551,628)		$14,386,410

DAVENPORT CORE FUND SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 1.4%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.89% (b) (Cost $6,359,738)	6,359,738	$6,359,738

Total Investments at Value — 98.8% (Cost $288,615,619)		$434,367,977

Other Assets in Excess of Liabilities — 1.2%		5,204,456

Net Assets — 100.0%		$439,572,433

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of September 30, 2017.

See accompanying notes to financial statements.

DAVENPORT VALUE & INCOME FUND SCHEDULE OF INVESTMENTS September 30, 2017 (Unaudited)

COMMON STOCKS — 92.2%	Shares	Value
Consumer Discretionary — 6.7%
Carnival Corporation	148,080	$9,561,526
General Motors Company	228,245	9,216,533
McDonald's Corporation	57,545	9,016,151
VF Corporation	208,655	13,264,198
		41,058,408
Consumer Staples — 11.6%
Altria Group, Inc.	117,356	7,442,718
Anheuser-Busch InBev S.A./N.V. - ADR	69,160	8,250,788
Coca-Cola Company (The)	244,370	10,999,094
CVS Health Corporation	127,010	10,328,453
Diageo plc - ADR	113,550	15,003,361
PepsiCo, Inc.	94,130	10,488,906
Philip Morris International, Inc.	77,790	8,635,468
		71,148,788
Energy — 10.0%
Chevron Corporation	66,591	7,824,443
Enbridge, Inc.	204,967	8,575,819
Exxon Mobil Corporation	83,650	6,857,627
Marathon Petroleum Corporation	164,220	9,209,458
Occidental Petroleum Corporation	198,435	12,741,511
Royal Dutch Shell plc - Class B - ADR	257,370	16,095,920
		61,304,778
Financials — 19.5%
Capital One Financial Corporation	210,865	17,851,831
Citigroup, Inc.	245,705	17,872,582
Fairfax Financial Holdings Ltd.	17,428	9,045,132
FNF Group	423,995	20,122,803
JPMorgan Chase & Company	180,760	17,264,387
Markel Corporation (a)	16,460	17,578,951
Synchrony Financial	311,220	9,663,381
Wells Fargo & Company	194,575	10,730,811
		120,129,878
Health Care — 10.5%
AmerisourceBergen Corporation	94,740	7,839,735
Bristol-Myers Squibb Company	220,115	14,030,130
Gilead Sciences, Inc.	112,490	9,113,940
Johnson & Johnson	146,950	19,104,969
Merck & Company, Inc.	221,450	14,179,444
		64,268,218
Industrials — 13.0%
3M Company	59,090	12,402,991
Boeing Company (The)	47,296	12,023,116
Delta Air Lines, Inc.	166,395	8,023,567

DAVENPORT VALUE & INCOME FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 92.2% (Continued)	Shares	Value
Industrials — 13.0% (Continued)
Eaton Corporation plc	122,597	$9,414,224
General Electric Company	419,370	10,140,367
Illinois Tool Works, Inc.	79,025	11,692,539
Watsco, Inc.	102,250	16,469,407
		80,166,211
Information Technology — 5.5%
Cisco Systems, Inc.	364,930	12,272,596
Microsoft Corporation	167,708	12,492,569
TE Connectivity Ltd.	110,945	9,215,091
		33,980,256
Materials — 5.5%
International Paper Company	193,705	11,006,318
Potash Corporation of Saskatchewan, Inc.	502,915	9,676,085
PPG Industries, Inc.	119,510	12,985,956
		33,668,359
Real Estate — 6.9%
Equity LifeStyle Properties, Inc.	98,445	8,375,700
Gaming and Leisure Properties, Inc.	260,109	9,595,421
Lamar Advertising Company - Class A	187,120	12,823,334
W.P. Carey, Inc.	176,649	11,904,376
		42,698,831
Telecommunication Services — 1.4%
Verizon Communications, Inc.	178,085	8,813,427

Utilities — 1.6%
Dominion Energy, Inc.	125,780	9,676,255

Total Common Stocks (Cost $444,065,035)		$566,913,409

EXCHANGE-TRADED FUNDS — 3.5%	Shares	Value
iShares MSCI Europe Financials ETF	392,175	$9,208,269
Vanguard FTSE Emerging Markets ETF	281,530	12,266,262
Total Exchange-Traded Funds (Cost $20,404,667)		$21,474,531

DAVENPORT VALUE & INCOME FUND SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 4.2%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.89% (b) (Cost $25,764,042)	25,764,042	$25,764,042

Total Investments at Value — 99.9% (Cost $490,233,744)		$614,151,982

Other Assets in Excess of Liabilities — 0.1%		893,025

Net Assets — 100.0%		$615,045,007

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of September 30, 2017.

See accompanying notes to financial statements.

DAVENPORT EQUITY OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS September 30, 2017 (Unaudited)

COMMON STOCKS — 99.6%	Shares	Value
Consumer Discretionary — 33.8%
CarMax, Inc. (a)	310,535	$23,541,659
DISH Network Corporation - Class A (a)	349,230	18,938,743
Dollar Tree, Inc. (a)	238,271	20,686,688
Liberty Broadband Corporation - Series C (a)	120,340	11,468,402
Live Nation Entertainment, Inc. (a)	430,244	18,737,126
LKQ Corporation (a)	346,986	12,488,026
O'Reilly Automotive, Inc. (a)	48,175	10,375,450
TripAdvisor, Inc. (a)	365,425	14,810,675
		131,046,769
Consumer Staples — 1.9%
Church & Dwight Company, Inc.	152,715	7,399,042

Financials — 20.6%
Brookfield Asset Management, Inc. - Class A	516,652	21,337,728
Capital One Financial Corporation	232,174	19,655,851
Fairfax Financial Holdings Ltd.	15,805	8,202,795
FNF Group	283,975	13,477,453
Markel Corporation (a)	16,067	17,159,235
		79,833,062
Health Care — 3.2%
Zoetis, Inc.	192,150	12,251,484

Industrials — 20.1%
Colfax Corporation (a)	563,071	23,446,276
Genesee & Wyoming, Inc. - Class A (a)	200,395	14,831,234
WABCO Holdings, Inc. (a)	151,975	22,492,300
Watsco, Inc.	50,820	8,185,577
Xylem, Inc.	141,385	8,854,943
		77,810,330
Information Technology — 6.5%
Black Knight Financial Services, Inc. - Class A (a)	93,425	4,021,946
Intuit, Inc.	114,694	16,302,605
MercadoLibre, Inc.	19,416	5,027,385
		25,351,936
Materials — 7.7%
Martin Marietta Materials, Inc.	65,890	13,588,494
Sherwin-Williams Company (The)	45,620	16,333,785
		29,922,279
Real Estate — 5.8%
American Tower Corporation	164,410	22,471,559

Total Common Stocks (Cost $307,898,014)		$386,086,461

DAVENPORT EQUITY OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 0.5%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.89% (b) (Cost $1,894,056)	1,894,056	$1,894,056

Total Investments at Value — 100.1% (Cost $309,792,070)		$387,980,517

Liabilities in Excess of Other Assets — (0.1%)		(156,910)

Net Assets — 100.0%		$387,823,607

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of September 30, 2017.

See accompanying notes to financial statements.

DAVENPORT SMALL CAP FOCUS FUND SCHEDULE OF INVESTMENTS September 30, 2017 (Unaudited)

COMMON STOCKS — 96.6%	Shares	Value
Consumer Discretionary — 23.3%
Cable One, Inc.	2,914	$2,104,258
Core-Mark Holding Company, Inc.	64,066	2,059,081
Eldorado Resorts, Inc. (a)	66,454	1,704,545
Etsy, Inc. (a)	40,000	675,200
Liberty TripAdvisor Holdings, Inc. - Series A (a)	222,196	2,744,121
Live Nation Entertainment, Inc. (a)	62,321	2,714,079
Monarch Casino & Resort, Inc. (a)	118,330	4,677,585
Pool Corporation	15,900	1,719,903
Red Rock Resorts, Inc. - Class A	75,000	1,737,000
Unifi, Inc. (a)	29,887	1,064,874
		21,200,646
Consumer Staples — 7.8%
Boston Beer Company, Inc. (The) - Class A (a)	13,871	2,166,650
Seaboard Corporation	557	2,509,285
Snyder's-Lance, Inc.	63,722	2,430,357
		7,106,292
Energy — 4.6%
Alliance Holdings GP, L.P.	67,974	1,890,357
CNX Coal Resources, L.P.	18,415	272,542
Dominion Midstream Partners, L.P.	39,215	1,254,880
Navigator Holdings Ltd. (a)	65,381	725,729
		4,143,508
Financials — 12.0%
Cohen & Steers, Inc.	59,875	2,364,464
Diamond Hill Investment Group, Inc.	8,428	1,789,686
Kinsale Capital Group, Inc.	58,062	2,506,536
PRA Group, Inc. (a)	55,000	1,575,750
TowneBank	81,001	2,713,533
		10,949,969
Health Care — 6.0%
Aratana Therapeutics, Inc. (a)	154,000	944,020
Heska Corporation (a)	15,610	1,375,085
Trupanion, Inc. (a)	86,000	2,271,260
VWR Corporation (a)	24,764	819,936
		5,410,301
Industrials — 26.8%
AMERCO	2,689	1,008,106
American Woodmark Corporation (a)	31,384	3,020,710
Builders FirstSource, Inc. (a)	121,118	2,178,913
Colfax Corporation (a)	65,468	2,726,088
Genesee & Wyoming, Inc. - Class A (a)	37,968	2,810,012
Knight-Swift Transportation Holdings, Inc. (a)	55,508	2,306,357
Marten Transport Ltd.	90,551	1,860,823

DAVENPORT SMALL CAP FOCUS FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 96.6% (Continued)	Shares	Value
Industrials — 26.8% (Continued)
Mistras Group, Inc. (a)	86,419	$1,771,589
NOW, Inc. (a)	110,000	1,519,100
On Assignment, Inc. (a)	23,987	1,287,622
WABCO Holdings, Inc. (a)	14,019	2,074,812
Watsco, Inc.	11,340	1,826,534
		24,390,666
Information Technology — 2.5%
Black Knight Financial Services, Inc. - Class A (a)	51,652	2,223,619

Materials — 4.9%
MAG Silver Corporation (a)	157,005	1,763,166
NewMarket Corporation	2,637	1,122,703
Summit Materials, Inc. - Class A (a)	50,100	1,604,703
		4,490,572
Real Estate — 6.9%
FRP Holdings, Inc. (a)	56,852	2,572,553
Lamar Advertising Company - Class A	36,278	2,486,132
Outfront Media, Inc.	48,774	1,228,129
		6,286,814
Telecommunication Services — 1.8%
Shenandoah Telecommunications Company	42,760	1,590,672

Total Common Stocks (Cost $72,691,080)		$87,793,059

MONEY MARKET FUNDS — 3.1%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.89% (b) (Cost $2,857,748)	2,857,748	$2,857,748

Total Investments at Value — 99.7% (Cost $75,548,828)		$90,650,807

Other Assets in Excess of Liabilities — 0.3%		266,502

Net Assets — 100.0%		$90,917,309

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of September 30, 2017.

See accompanying notes to financial statements.

DAVENPORT BALANCED INCOME FUND SCHEDULE OF INVESTMENTS September 30, 2017 (Unaudited)

COMMON STOCKS — 57.2%	Shares	Value
Consumer Discretionary — 3.6%
Carnival Corporation	13,790	$890,421
General Motors Company	21,245	857,873
McDonald's Corporation	5,360	839,805
VF Corporation	19,390	1,232,622
		3,820,721
Consumer Staples — 6.2%
Altria Group, Inc.	10,925	692,864
Anheuser-Busch InBev S.A./N.V. - ADR	6,430	767,099
Coca-Cola Company (The)	22,745	1,023,752
CVS Health Corporation	11,800	959,576
Diageo plc - ADR	10,570	1,396,614
PepsiCo, Inc.	8,755	975,570
Philip Morris International, Inc.	7,225	802,047
		6,617,522
Energy — 7.5%
Alliance Resource Partners, L.P.	37,580	727,173
Chevron Corporation	6,180	726,150
Dominion Energy Midstream Partners, L.P.	26,290	841,280
Enbridge, Inc.	19,083	798,433
Exxon Mobil Corporation	7,785	638,214
Marathon Petroleum Corporation	15,345	860,548
MPLX, L.P.	22,750	796,477
Occidental Petroleum Corporation	18,475	1,186,280
Royal Dutch Shell plc - Class B - ADR	23,595	1,475,631
		8,050,186
Financials — 13.0%
Blackstone Group, L.P. (The)	30,070	1,003,436
Capital One Financial Corporation	19,630	1,661,876
Citigroup, Inc.	22,875	1,663,927
Cohen & Steers, Inc.	22,045	870,557
Fairfax Financial Holdings Ltd.	1,635	848,565
FNF Group	39,470	1,873,246
JPMorgan Chase & Company	16,890	1,613,164
Lazard Ltd. - Class A	20,230	914,801
Markel Corporation (a)	1,542	1,646,825
Synchrony Financial	28,535	886,012
Wells Fargo & Company	18,050	995,457
		13,977,866
Health Care — 5.6%
AmerisourceBergen Corporation	8,685	718,684
Bristol-Myers Squibb Company	20,500	1,306,670
Gilead Sciences, Inc.	10,430	845,038
Johnson & Johnson	13,680	1,778,537

DAVENPORT BALANCED INCOME FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 57.2% (Continued)	Shares	Value
Health Care — 5.6% (Continued)
Merck & Company, Inc.	20,620	$1,320,299
		5,969,228
Industrials — 6.9%
3M Company	5,495	1,153,400
Boeing Company (The)	4,360	1,108,356
Delta Air Lines, Inc.	15,435	744,276
Eaton Corporation plc	11,420	876,942
General Electric Company	39,035	943,866
Illinois Tool Works, Inc.	7,350	1,087,506
Watsco, Inc.	9,520	1,533,386
		7,447,732
Information Technology — 2.9%
Cisco Systems, Inc.	33,490	1,126,269
Microsoft Corporation	15,610	1,162,789
TE Connectivity Ltd.	10,305	855,933
		3,144,991
Materials — 2.9%
International Paper Company	18,030	1,024,465
Potash Corporation of Saskatchewan, Inc.	46,810	900,624
PPG Industries, Inc.	11,130	1,209,386
		3,134,475
Real Estate — 5.1%
Equity LifeStyle Properties, Inc.	9,165	779,758
Gaming and Leisure Properties, Inc.	24,365	898,825
Lamar Advertising Company - Class A	17,355	1,189,338
Outfront Media, Inc.	31,770	799,969
Tanger Factory Outlet Centers, Inc.	28,745	701,953
W.P. Carey, Inc.	16,450	1,108,565
		5,478,408
Telecommunication Services — 0.8%
Verizon Communications, Inc.	16,580	820,544

Utilities — 2.7%
Brookfield Infrastructure Partners, L.P.	23,275	1,004,083
Brookfield Renewable Partners, L.P.	28,660	960,683
Dominion Energy, Inc.	11,720	901,620
		2,866,386

Total Common Stocks (Cost $54,669,303)		$61,328,059

DAVENPORT BALANCED INCOME FUND SCHEDULE OF INVESTMENTS (Continued)

FIXED RATE CORPORATE BONDS — 26.6%	Par Value	Value
Consumer Discretionary — 3.2%
Amazon.com, Inc., 3.30%, due 12/05/2021	$1,500,000	$1,563,295
Ford Motor Company, 4.346%, due 12/08/2026	1,250,000	1,299,470
Home Depot, Inc. (The), 4.40%, due 04/01/2021	500,000	536,718
		3,399,483
Consumer Staples — 7.1%
Altria Group, Inc., 4.75%, due 05/05/2021	600,000	650,320
Anheuser-Busch InBev S.A./N.V., 3.30%, due 02/01/2023	1,300,000	1,347,807
CVS Health Corporation, 3.875%, due 07/20/2025	1,300,000	1,355,916
J.M. Smucker Company (The), 3.50%, due 10/15/2021	1,500,000	1,558,623
PepsiCo, Inc., 2.75%, due 03/05/2022	1,450,000	1,486,711
Sysco Corporation, 2.60%, due 10/01/2020	1,250,000	1,268,389
		7,667,766
Energy — 2.4%
MPLX, L.P., 4.125%, due 03/01/2027	1,250,000	1,272,722
Occidental Petroleum Corporation, 3.50%, due 06/15/2025	1,250,000	1,279,317
		2,552,039
Financials — 3.6%
Bank of America Corporation, 2.65%, due 04/01/2019	550,000	554,950
BlackRock, Inc., 3.50%, due 03/18/2024	950,000	993,520
Capital One Financial Corporation, 2.50%, due 05/12/2020	1,000,000	1,004,656
General Motors Financial Company, 5.25%, due 03/01/2026	1,250,000	1,356,945
		3,910,071
Health Care — 3.8%
AbbVie, Inc., 2.50%, due 05/14/2020	1,300,000	1,315,577
Becton Dickinson & Company, 3.25%, due 11/12/2020	1,250,000	1,283,768
Express Scripts Holding Company, 3.00%, due 07/15/2023	1,500,000	1,501,803
		4,101,148
Industrials — 2.7%
Burlington Northern Santa Fe, LLC, 4.70%, due 10/01/2019	350,000	369,640
Deere & Company, 4.375%, due 10/16/2019	500,000	525,529
General Electric Capital Corporation, 4.65%, due 10/17/2021	1,000,000	1,095,066
United Technologies Corporation, 4.50%, due 04/15/2020	850,000	902,335
		2,892,570
Information Technology — 2.2%
Apple, Inc., 3.20%, due 05/13/2025	1,000,000	1,026,820
Applied Materials, Inc., 3.30%, due 04/01/2027	750,000	763,891
Oracle Corporation, 3.625%, due 07/15/2023	500,000	531,700
		2,322,411

DAVENPORT BALANCED INCOME FUND SCHEDULE OF INVESTMENTS (Continued)

FIXED RATE CORPORATE BONDS — 26.6% (Continued)	Par Value	Value
Telecommunication Services — 1.6%
AT&T, Inc., 3.40%, due 08/14/2024	$1,000,000	$1,001,557
Verizon Communications, Inc.,
3.00%, due 11/1/2021	500,000	510,261
3.50%, due 11/1/2021	200,000	207,971
		1,719,789

Total Fixed Rate Corporate Bonds (Cost $28,533,366)		$28,565,277

VARIABLE RATE CORPORATE BONDS (b) — 10.2%	Par Value	Value
Financials — 7.6%
American Express Credit Corporation, 2.092% (3MO LIBOR + 78), due 11/05/2018	$1,250,000	$1,259,963
Bank of New York Mellon (The), 1.871% (3MO LIBOR + 56), due 08/01/2018	400,000	401,819
BP Capital Markets plc, 1.974% (3MO LIBOR +65), due 09/19/2022	1,000,000	1,005,533
Goldman Sachs Group, Inc., 2.485% (3MO LIBOR + 117), due 11/15/2021	945,000	957,965
JPMorgan Chase & Company, 2.796% (3MO LIBOR + 148), due 03/01/2021	1,500,000	1,548,000
Morgan Stanley, 2.109% (3MO LIBOR + 80), due 02/14/2020	1,250,000	1,256,361
Royal Bank of Canada, 1.851% (3MO LIBOR + 54), due 07/30/2018	471,000	472,671
Toronto-Dominion Bank (The), 2.153% (3MO LIBOR + 84), due 01/22/2019	500,000	504,391
Wells Fargo & Company, 2.327% (3MO LIBOR + 101), due 12/07/2020	679,000	691,778
		8,098,481
Health Care — 1.4%
Amgen, Inc., 1.915% (3MO LIBOR + 60), due 05/22/2019	1,500,000	1,510,548

Information Technology — 0.6%
Cisco Systems, Inc., 1.665% (3MO LIBOR + 34), due 09/20/2019	670,000	673,947

DAVENPORT BALANCED INCOME FUND SCHEDULE OF INVESTMENTS (Continued)

VARIABLE RATE CORPORATE BONDS (b) — 10.2% (Continued)	Shares	Value
Telecommunication Services — 0.6%
AT&T, Inc., 2.263% (3MO LIBOR + 93), due 06/30/2020	450,000	$456,093
Verizon Communications, Inc., 3.069% (3MO LIBOR + 175), due 09/14/2018	200,000	203,136
		659,229

Total Variable Rate Corporate Bonds (Cost $10,904,420)		$10,942,205

EXCHANGE-TRADED FUNDS — 1.8%	Shares	Value
iShares MSCI Europe Financials ETF	36,020	$845,750
Vanguard FTSE Emerging Markets ETF	25,985	1,132,166
Total Exchange-Traded Funds (Cost $1,879,541)		$1,977,916

MONEY MARKET FUNDS — 3.8%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.89% (c) (Cost $4,062,058)	4,062,058	$4,062,058

Total Investments at Value — 99.6% (Cost $100,048,688)		$106,875,515

Other Assets in Excess of Liabilities — 0.4%		431,328

Net Assets — 100.0%		$107,306,843

ADR - American Depositary Receipt.

LIBOR - London Interbank Offered Rate.

(a)	Non-income producing security.

(b)	Variable rate securities. The rates shown are the effective interest rates as of September 30, 2017. The benchmark on which the rate is calculated is shown parenthetically.

(c)	The rate shown is the 7-day effective yield as of September 30, 2017.

See accompanying notes to financial statements.

THE DAVENPORT FUNDS STATEMENTS OF ASSETS AND LIABILITIES September 30, 2017 (Unaudited)

	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund
ASSETS
Investments in securities:
At cost	$288,615,619	$490,233,744	$309,792,070
At value (Note 2)	$434,367,977	$614,151,982	$387,980,517
Cash	4,967,311	—	61,482
Dividends receivable	381,258	1,185,046	112,989
Receivable for capital shares sold	255,575	285,418	264,454
Other assets	43,252	25,846	23,513
TOTAL ASSETS	440,015,373	615,648,292	388,442,955

LIABILITIES
Payable for capital shares redeemed	124,626	152,967	323,917
Accrued investment advisory fees (Note 4)	268,774	373,171	235,748
Payable to administrator (Note 4)	42,200	53,800	39,750
Other accrued expenses and liabilities	7,340	23,347	19,933
TOTAL LIABILITIES	442,940	603,285	619,348

NET ASSETS	$439,572,433	$615,045,007	$387,823,607

Net assets consist of:
Paid-in capital	$289,119,182	$483,918,142	$312,935,558
Accumulated net investment income (loss)	12,398	326,341	(439,422)
Accumulated net realized gains (losses) from investment transactions	4,688,495	6,882,286	(2,860,976)
Net unrealized appreciation on investments	145,752,358	123,918,238	78,188,447
Net assets	$439,572,433	$615,045,007	$387,823,607

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	19,757,172	36,562,654	22,253,630

Net asset value, offering price and redemption price per share (Note 2)	$22.25	$16.82	$17.43

See accompanying notes to financial statements.

THE DAVENPORT FUNDS STATEMENTS OF ASSETS AND LIABILITIES (Continued) September 30, 2017 (Unaudited)

	Davenport Small Cap Focus Fund	Davenport Balanced Income Fund
ASSETS
Investments in securities:
At cost	$75,548,828	$100,048,688
At value (Note 2)	$90,650,807	$106,875,515
Cash	—	12,571
Dividends and interest receivable	17,085	444,487
Receivable for investment securities sold	245,563	913,392
Receivable for capital shares sold	229,038	296,900
Other assets	23,160	17,570
TOTAL ASSETS	91,165,653	108,560,435

LIABILITIES
Payable for investment securities purchased	175,975	961,452
Payable for capital shares redeemed	5,000	209,095
Accrued investment advisory fees (Note 4)	53,434	65,098
Payable to administrator (Note 4)	11,050	11,800
Other accrued expenses and liabilities	2,885	6,147
TOTAL LIABILITIES	248,344	1,253,592

NET ASSETS	$90,917,309	$107,306,843

Net assets consist of:
Paid-in capital	$75,492,904	$99,989,552
Accumulated net investment income	87,093	121,183
Accumulated net realized gains from investment transactions	235,333	369,281
Net unrealized appreciation on investments	15,101,979	6,826,827
Net assets	$90,917,309	$107,306,843

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	7,059,083	9,439,872

Net asset value, offering price and redemption price per share (Note 2)	$12.88	$11.37

See accompanying notes to financial statements.

THE DAVENPORT FUNDS STATEMENTS OF OPERATIONS Six Months Ended September 30, 2017 (Unaudited)

	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund
INVESTMENT INCOME
Dividends	$3,123,288	$8,411,356	$1,343,933
Foreign withholding taxes on dividends	(69,040)	(66,751)	(29,164)
TOTAL INVESTMENT INCOME	3,054,248	8,344,605	1,314,769

EXPENSES
Investment advisory fees (Note 4)	1,583,675	2,199,642	1,379,669
Administration fees (Note 4)	237,684	304,769	224,244
Custodian and bank service fees	14,400	19,287	12,228
Compliance service fees (Note 4)	13,034	17,240	11,608
Professional fees	10,768	10,768	10,768
Printing of shareholder reports	6,091	7,188	6,792
Postage and supplies	5,611	6,537	6,446
Trustees’ fees and expenses (Note 4)	4,982	4,982	4,982
Other expenses	2,981	39,766	35,656
TOTAL EXPENSES	1,879,226	2,610,179	1,692,393

NET INVESTMENT INCOME (LOSS)	1,175,022	5,734,426	(377,624)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from investment transactions	4,702,376	6,883,674	5,405,833
Net change in unrealized appreciation (depreciation) on investments	23,431,571	31,540,804	34,894,338
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	28,133,947	38,424,478	40,300,171

NET INCREASE IN NET ASSETS FROM OPERATIONS	$29,308,969	$44,158,904	$39,922,547

See accompanying notes to financial statements.

THE DAVENPORT FUNDS STATEMENTS OF OPERATIONS (Continued) Six Months Ended September 30, 2017 (Unaudited)

	Davenport Small Cap Focus Fund	Davenport Balanced Income Fund
INVESTMENT INCOME
Dividends	$424,957	$950,997
Foreign withholding taxes on dividends	(1,063)	(6,768)
Interest	—	421,522
TOTAL INVESTMENT INCOME	423,894	1,365,751

EXPENSES
Investment advisory fees (Note 4)	306,785	363,574
Administration fees (Note 4)	59,935	62,161
Professional fees	10,768	11,518
Trustees’ fees and expenses (Note 4)	4,982	4,982
Compliance service fees (Note 4)	4,341	4,708
Custodian and bank service fees	4,218	4,696
Printing of shareholder reports	3,294	3,165
Postage and supplies	2,783	1,948
Other expenses	11,940	20,618
TOTAL EXPENSES	409,046	477,370

NET INVESTMENT INCOME	14,848	888,381

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from investment transactions	319,578	370,007
Net change in unrealized appreciation (depreciation) on investments	5,921,724	3,164,606
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	6,241,302	3,534,613

NET INCREASE IN NET ASSETS FROM OPERATIONS	$6,256,150	$4,422,994

See accompanying notes to financial statements.

DAVENPORT CORE FUND STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
FROM OPERATIONS
Net investment income	$1,175,022	$2,026,335
Net realized gains from investment transactions	4,702,376	12,476,423
Net change in unrealized appreciation (depreciation) on investments	23,431,571	41,702,580
Net increase in net assets from operations	29,308,969	56,205,338

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income	(1,379,638)	(1,831,251)
From net realized gains from investment transactions	(6,519,646)	(10,298,009)
Decrease in net assets from distributions to shareholders	(7,899,284)	(12,129,260)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	26,715,464	39,405,923
Net asset value of shares issued in reinvestment of distributions to shareholders	7,569,409	11,675,046
Payments for shares redeemed	(15,554,178)	(32,954,445)
Net increase in net assets from capital share transactions	18,730,695	18,126,524

TOTAL INCREASE IN NET ASSETS	40,140,380	62,202,602

NET ASSETS
Beginning of period	399,432,053	337,229,451
End of period	$439,572,433	$399,432,053

ACCUMULATED NET INVESTMENT INCOME	$12,398	$217,014

CAPITAL SHARE ACTIVITY
Shares sold	1,237,055	1,984,210
Shares reinvested	352,735	608,762
Shares redeemed	(716,561)	(1,663,594)
Net increase in shares outstanding	873,229	929,378
Shares outstanding at beginning of period	18,883,943	17,954,565
Shares outstanding at end of period	19,757,172	18,883,943

See accompanying notes to financial statements.

DAVENPORT VALUE & INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
FROM OPERATIONS
Net investment income	$5,734,426	$9,982,919
Net realized gains from investment transactions	6,883,674	16,183,568
Net change in unrealized appreciation (depreciation) on investments	31,540,804	38,662,873
Net increase in net assets from operations	44,158,904	64,829,360

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income	(5,514,952)	(10,351,557)
From net realized gains from investment transactions	(7,889,954)	(2,019,752)
Decrease in net assets from distributions to shareholders	(13,404,906)	(12,371,309)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	33,981,922	93,632,084
Net asset value of shares issued in reinvestment of distributions to shareholders	12,410,692	11,182,949
Payments for shares redeemed	(24,097,025)	(45,724,605)
Net increase in net assets from capital share transactions	22,295,589	59,090,428

TOTAL INCREASE IN NET ASSETS	53,049,587	111,548,479

NET ASSETS
Beginning of period	561,995,420	450,446,941
End of period	$615,045,007	$561,995,420

ACCUMULATED NET INVESTMENT INCOME	$326,341	$106,867

CAPITAL SHARE ACTIVITY
Shares sold	2,093,844	6,158,551
Shares reinvested	763,869	732,233
Shares redeemed	(1,481,964)	(2,988,790)
Net increase in shares outstanding	1,375,749	3,901,994
Shares outstanding at beginning of period	35,186,905	31,284,911
Shares outstanding at end of period	36,562,654	35,186,905

See accompanying notes to financial statements.

DAVENPORT EQUITY OPPORTUNITIES FUND STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
FROM OPERATIONS
Net investment income (loss)	$(377,624)	$11,025
Net realized gains (losses) from investment transactions	5,405,833	(7,505,581)
Net change in unrealized appreciation (depreciation) on investments	34,894,338	32,069,088
Net increase in net assets from operations	39,922,547	24,574,532

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net realized gains from investment transactions	—	(4,091,481)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	17,209,330	44,607,738
Net asset value of shares issued in reinvestment of distributions to shareholders	—	3,934,296
Payments for shares redeemed	(21,062,000)	(34,059,381)
Net increase (decrease) in net assets from capital share transactions	(3,852,670)	14,482,653

TOTAL INCREASE IN NET ASSETS	36,069,877	34,965,704

NET ASSETS
Beginning of period	351,753,730	316,788,026
End of period	$387,823,607	$351,753,730

ACCUMULATED NET INVESTMENT LOSS	$(439,422)	$(61,798)

CAPITAL SHARE ACTIVITY
Shares sold	1,055,575	2,965,904
Shares reinvested	—	273,025
Shares redeemed	(1,287,600)	(2,258,343)
Net increase (decrease) in shares outstanding	(232,025)	980,586
Shares outstanding at beginning of period	22,485,655	21,505,069
Shares outstanding at end of period	22,253,630	22,485,655

See accompanying notes to financial statements.

DAVENPORT SMALL CAP FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
FROM OPERATIONS
Net investment income	$14,848	$48,148
Net realized gains from investment transactions	319,578	3,550,036
Net change in unrealized appreciation (depreciation) on investments	5,921,724	10,113,696
Net increase in net assets from operations	6,256,150	13,711,880

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net realized gains from investment transactions	(1,026,499)	—

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	12,345,709	25,623,926
Net asset value of shares issued in reinvestment of distributions to shareholders	1,000,642	—
Payments for shares redeemed	(2,605,037)	(4,025,524)
Net increase in net assets from capital share transactions	10,741,314	21,598,402

TOTAL INCREASE IN NET ASSETS	15,970,965	35,310,282

NET ASSETS
Beginning of period	74,946,344	39,636,062
End of period	$90,917,309	$74,946,344

ACCUMULATED NET INVESTMENT INCOME	$87,093	$72,245

CAPITAL SHARE ACTIVITY
Shares sold	1,013,246	2,310,823
Shares reinvested	82,493	—
Shares redeemed	(214,848)	(378,052)
Net increase in shares outstanding	880,891	1,932,771
Shares outstanding at beginning of period	6,178,192	4,245,421
Shares outstanding at end of period	7,059,083	6,178,192

See accompanying notes to financial statements.

DAVENPORT BALANCED INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
FROM OPERATIONS
Net investment income	$888,381	$776,273
Net realized gains from investment transactions	370,007	406,386
Net change in unrealized appreciation (depreciation) on investments	3,164,606	3,029,684
Net increase in net assets from operations	4,422,994	4,212,343

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income	(866,343)	(669,199)
From net realized gains from investment transactions	(392,851)	—
Decrease in net assets from distributions to shareholders	(1,259,194)	(669,199)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	25,102,633	67,653,140
Net asset value of shares issued in reinvestment of distributions to shareholders	1,177,262	615,079
Payments for shares redeemed	(5,555,484)	(6,278,207)
Net increase in net assets from capital share transactions	20,724,411	61,990,012

TOTAL INCREASE IN NET ASSETS	23,888,211	65,533,156

NET ASSETS
Beginning of period	83,418,632	17,885,476
End of period	$107,306,843	$83,418,632

ACCUMULATED NET INVESTMENT INCOME	$121,183	$99,145

CAPITAL SHARE ACTIVITY
Shares sold	2,259,532	6,359,948
Shares reinvested	105,398	57,130
Shares redeemed	(498,086)	(585,286)
Net increase in shares outstanding	1,866,844	5,831,792
Shares outstanding at beginning of period	7,573,028	1,741,236
Shares outstanding at end of period	9,439,872	7,573,028

See accompanying notes to financial statements.

DAVENPORT CORE FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30,		Years Ended March 31,
	2017(Unaudited)		2017	2016	2015	2014	2013
Net asset value at beginning of period	$21.15		$18.78	$20.02	$19.30	$16.75	$15.00

Income (loss) from investment operations:
Net investment income	0.06		0.11	0.11	0.10	0.12	0.11
Net realized and unrealized gains (losses) on investments	1.45		2.92	(0.56)	2.20	3.39	1.75
Total from investment operations	1.51		3.03	(0.45)	2.30	3.51	1.86

Less distributions:
Dividends from net investment income	(0.07)		(0.10)	(0.11)	(0.10)	(0.12)	(0.11)
Distributions from net realized gains	(0.34)		(0.56)	(0.68)	(1.48)	(0.84)	—
Total distributions	(0.41)		(0.66)	(0.79)	(1.58)	(0.96)	(0.11)

Net asset value at end of period	$22.25		$21.15	$18.78	$20.02	$19.30	$16.75

Total return (a)	7.20	%(b)	16.56%	(2.39%)	12.42%	21.32%	12.47%

Net assets at end of period (000’s)	$439,572		$399,432	$337,229	$330,687	$281,231	$210,899

Ratio of total expenses to average net assets	0.89	%(c)	0.90%	0.92%	0.93%	0.94%	0.95%

Ratio of net investment income to average net assets	0.56	%(c)	0.56%	0.56%	0.49%	0.64%	0.71%

Portfolio turnover rate	7	%(b)	23%	23%	21%	29%	26%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

See accompanying notes to financial statements.

DAVENPORT VALUE & INCOME FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30,		Years Ended March 31,
	2017(Unaudited)		2017	2016	2015	2014	2013
Net asset value at beginning of period	$15.97		$14.40	$15.46	$14.71	$13.18	$11.51

Income (loss) from investment operations:
Net investment income	0.16		0.30	0.29	0.25	0.30	0.28
Net realized and unrealized gains (losses) on investments	1.06		1.64	(0.36)	1.45	2.04	1.81
Total from investment operations	1.22		1.94	(0.07)	1.70	2.34	2.09

Less distributions:
Dividends from net investment income	(0.15)		(0.31)	(0.29)	(0.25)	(0.29)	(0.27)
Distributions from net realized gains	(0.22)		(0.06)	(0.70)	(0.70)	(0.52)	(0.15)
Total distributions	(0.37)		(0.37)	(0.99)	(0.95)	(0.81)	(0.42)

Net asset value at end of period	$16.82		$15.97	$14.40	$15.46	$14.71	$13.18

Total return (a)	7.76	%(b)	13.60%	(0.46%)	11.92%	18.25%	18.69%

Net assets at end of period (000’s)	$615,045		$561,995	$450,447	$407,777	$304,288	$196,890

Ratio of total expenses to average net assets	0.89	%(c)	0.89%	0.91%	0.92%	0.94%	0.96%

Ratio of net investment income to average net assets	1.95	%(c)	1.96%	2.03%	1.66%	2.22%	2.37%

Portfolio turnover rate	8	%(b)	26%	25%	23%	32%	29%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

See accompanying notes to financial statements.

DAVENPORT EQUITY OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30,		Years Ended March 31,
	2017 (Unaudited)		2017		2016	2015	2014	2013
Net asset value at beginning of period	$15.64		$14.73		$16.61	$15.91	$13.86	$11.96

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		0.00	(a)	0.00 (a)	0.04	0.24	0.03
Net realized and unrealized gains (losses) on investments	1.81		1.10		(1.14)	2.42	2.65	2.17
Total from investment operations	1.79		1.10		(1.14)	2.46	2.89	2.20

Less distributions:
Dividends from net investment income	—		—		(0.01)	(0.26)	(0.02)	(0.02)
Distributions from net realized gains	—		(0.19)		(0.73)	(1.50)	(0.82)	(0.28)
Total distributions	—		(0.19)		(0.74)	(1.76)	(0.84)	(0.30)

Net asset value at end of period	$17.43		$15.64		$14.73	$16.61	$15.91	$13.86

Total return (b)	11.44	%(c)	7.57%		(7.07%)	16.67%	21.57%	18.77%

Net assets at end of period (000’s)	$387,824		$351,754		$316,788	$277,703	$174,489	$102,679

Ratio of total expenses to average net assets	0.92	%(d)	0.92%		0.93%	0.96%	0.97%	1.01%

Ratio of net investment income (loss) to average net assets	(0.21	%)(d)	0.00	%(e)	0.02%	0.33%	1.96%	0.23%

Portfolio turnover rate	9	%(c)	23%		29%	31%	49%	41%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

(e)	Amount rounds to less than 0.01%.

See accompanying notes to financial statements.

DAVENPORT SMALL CAP FOCUS FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30, 2017 (Unaudited)		Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015 (a)
Net asset value at beginning of period	$12.13		$9.34	$10.41	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	(b)	0.02	0.01	(0.01)
Net realized and unrealized gains (losses) on investments	0.90		2.77	(1.07)	0.42
Total from investment operations	0.90		2.79	(1.06)	0.41

Less distributions:
Distributions from net realized gains	(0.15)		—	(0.01)	—

Net asset value at end of period	$12.88		$12.13	$9.34	$10.41

Total return (c)	7.53	%(d)	29.87%	(10.19%)	4.10	%(d)

Net assets at end of period (000’s)	$90,917		$74,946	$39,636	$31,291

Ratio of net expenses to average net assets	1.00	%(e)	1.06%	1.15%	1.25	%(e)(f)

Ratio of net investment income (loss) to average net assets	0.04	%(e)	0.09%	0.14%	(0.30	%)(e)(g)

Portfolio turnover rate	15	%(d)	37%	48%	15	%(d)

(a)	Represents the period from commencement of operations (December 31, 2014) through March 31, 2015.

(b)	Amount rounds to less than $0.01 per share.

(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)	Annualized.

(f)	Absent advisory fee reductions, the ratio of total expenses to average net assets would have been 1.42%(e) for the period ended March 31, 2015 (Note 4).

(g)	Ratio was determined after advisory fee reductions.

See accompanying notes to financial statements.

DAVENPORT BALANCED INCOME FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30, 2017 (Unaudited)		Year Ended March 31, 2017		Period Ended March 31, 2016 (a)
Net asset value at beginning of period	$11.02		$10.27		$10.00

Income from investment operations:
Net investment income	0.10		0.14		0.03
Net realized and unrealized gains on investments	0.40		0.74		0.26
Total from investment operations	0.50		0.88		0.29

Less distributions:
Dividends from net investment income	(0.10)		(0.13)		(0.02)
Distributions from net realized gains	(0.05)		—		—
Total distributions	(0.15)		(0.13)		(0.02)

Net asset value at end of period	$11.37		$11.02		$10.27

Total return (b)	4.49	%(c)	8.59%		2.90	%(c)

Net assets at end of period (000’s)	$107,307		$83,419		$17,885

Ratio of net expenses to average net assets	0.98	%(e)	1.13	%(d)	1.25	%(e)(f)

Ratio of net investment income to average net assets	1.83	%(e)	1.55%		1.65	%(e)(g)

Portfolio turnover rate	10	%(c)	16%		7	%(c)

(a)	Represents the period from commencement of operations (December 31, 2015) through March 31, 2016.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Absent advisory fee reductions recouped by the Adviser, the ratio of net expenses to average net assets would have been 1.08% for the year ended March 31, 2017 (Note 4).

(e)	Annualized.

(f)	Absent advisory fee reductions and expense reimbursements, the ratio of total expenses to average net assets would have been 2.25%(e) for the period ended March 31, 2016 (Note 4).

(g)	Ratio was determined after advisory fee reductions and expense reimbursements.

See accompanying notes to financial statements.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Unaudited)

1. Organization

Davenport Core Fund, Davenport Value & Income Fund, Davenport Equity Opportunities Fund, Davenport Small Cap Focus Fund and Davenport Balanced Income Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a no-load series of the Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not incorporated in this report. Davenport Core Fund began operations on January 15, 1998. Davenport Value & Income Fund and Davenport Equity Opportunities Fund each began operations on December 31, 2010. Davenport Small Cap Focus Fund began operations on December 31, 2014. Davenport Balanced Income Fund began operations on December 31, 2015.

Davenport Core Fund’s investment objective is long term growth of capital.

Davenport Value & Income Fund’s investment objective is to achieve long term growth while generating current income through dividend payments on portfolio securities.

Davenport Equity Opportunities Fund’s investment objective is long term capital appreciation.

Davenport Small Cap Focus Fund’s investment objective is long term capital appreciation.

Davenport Balanced Income Fund’s investment objective is current income and an opportunity for long term growth.

Davenport Core Fund, Davenport Value & Income Fund and Davenport Balanced Income Fund are each classified as a diversified fund. Davenport Equity Opportunities Fund and Davenport Small Cap Focus Fund are each classified as a non-diversified fund.

2. Significant Accounting Policies

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X, which impact financial statement presentation, particularly the presentation of derivative investments. The Funds have adopted these amendments, which were effective August 1, 2017, with these financial statements.

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange, including common stocks and exchange-traded funds, are valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities that are quoted by NASDAQ

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, securities will be classified as Level 1 within the fair value hierarchy.

Fixed income securities, including corporate bonds, are typically valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Given the inputs used by the pricing service, these securities are classified as Level 2 within the fair value hierarchy.

When market quotations are not readily available, if a pricing service cannot provide a price, or the investment adviser believes the price received from the pricing service is not indicative of market value, securities will be valued in good faith at fair value using methods consistent with procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●    Level 1 – quoted prices in active markets for identical securities

●    Level 2 – other significant observable inputs

●    Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2017, by security type:

Davenport Core Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$413,621,829	$—	$—	$413,621,829
Exchange-Traded Funds	14,386,410	—	—	14,386,410
Money Market Funds	6,359,738	—	—	6,359,738
Total	$434,367,977	$—	$—	$434,367,977

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Davenport Value & Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$566,913,409	$—	$—	$566,913,409
Exchange-Traded Funds	21,474,531	—	—	21,474,531
Money Market Funds	25,764,042	—	—	25,764,042
Total	$614,151,982	$—	$—	$614,151,982

Davenport Equity Opportunities Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$386,086,461	$—	$—	$386,086,461
Money Market Funds	1,894,056	—	—	1,894,056
Total	$387,980,517	$—	$—	$387,980,517

Davenport Small Cap Focus Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$87,793,059	$—	$—	$87,793,059
Money Market Funds	2,857,748	—	—	2,857,748
Total	$90,650,807	$—	$—	$90,650,807

Davenport Balanced Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$61,328,059	$—	$—	$61,328,059
Fixed Rate Corporate Bonds	—	28,565,277	—	28,565,277
Variable Rate Corporate Bonds	—	10,942,205	—	10,942,205
Exchange-Traded Funds	1,977,916	—	—	1,977,916
Money Market Funds	4,062,058	—	—	4,062,058
Total	$67,368,033	$39,507,482	$—	$106,875,515

Refer to each Fund’s Schedule of Investments for a listing of the securities by sector type. As of September 30, 2017, the Funds did not have any transfers into or out of any Level. There were no Level 3 securities or derivative instruments held by the Funds as of September 30, 2017. It is the Funds’ policy to recognize transfers into or out of any Level at the end of the reporting period.

Share valuation — The NAV per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the NAV per share.

Investment income — Interest income is accrued as earned. Discounts and premiums on fixed-income securities are amortized using the interest method. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s rules and tax rates.

Investment transactions — Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on securities sold are determined on a specific identification basis.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders — Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of Davenport Core Fund, Davenport Value & Income Fund, Davenport Small Cap Focus Fund and Davenport Balanced Income Fund; and declared and paid semi-annually to shareholders of Davenport Equity Opportunities Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date.

The tax character of distributions paid during the periods ended September 30, 2017 and March 31, 2017 was as follows:

	Period Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Davenport Core Fund	09/30/17	$ 1,379,638	$ 6,519,646	$ 7,899,284
	03/31/17	$ 1,831,251	$ 10,298,009	$ 12,129,260
Davenport Value & Income Fund	09/30/17	$ 5,514,952	$ 7,889,954	$ 13,404,906
	03/31/17	$ 10,351,557	$ 2,019,752	$ 12,371,309
Davenport Equity Opportunities Fund	09/30/17	$ —	$ —	$ —
	03/31/17	$ 56	$ 4,091,425	$ 4,091,481
Davenport Small Cap Focus Fund	09/30/17	$ —	$ 1,026,499	$ 1,026,499
	03/31/17	$ —	$ —	$ —
Davenport Balanced Income Fund	09/30/17	$ 1,156,898	$ 102,296	$ 1,259,194
	03/31/17	$ 669,199	$ —	$ 669,199

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of September 30, 2017:

	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund
Cost of portfolio investments	$288,628,097	$490,233,744	$309,792,745
Gross unrealized appreciation	$150,448,506	$132,682,826	$90,637,382
Gross unrealized depreciation	(4,708,626)	(8,764,588)	(12,449,610)
Net unrealized appreciation	145,739,880	123,918,238	78,187,772
Capital loss carryforwards	—	—	(8,266,134)
Accumulated ordinary income (loss)	12,398	326,341	(439,422)
Accumulated capital and other gains	4,700,973	6,882,286	5,405,833
Total accumulated earnings	$150,453,251	$131,126,865	$74,888,049

	Davenport Small Cap Focus Fund	Davenport Balanced Income Fund
Cost of portfolio investments	$75,505,054	$99,957,001
Gross unrealized appreciation	$18,393,727	$8,052,890
Gross unrealized depreciation	(3,247,974)	(1,134,376)
Net unrealized appreciation	15,145,753	6,918,514
Accumulated ordinary income (loss)	(56,104)	29,496
Accumulated capital and other gains	334,756	369,281
Total accumulated earnings	$15,424,405	$7,317,291

The difference between the federal income tax cost of portfolio investments and the financial statement cost for each Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These timing differences are temporary in nature and are due to the tax deferral of losses on wash sales and adjustments to basis on publicly traded partnerships and passive foreign investment companies.

As of March 31, 2017, Davenport Equity Opportunities Fund had a short-term capital loss carryforward of $1,822,659 and a long-term capital loss carryforward of $6,443,475, for federal income tax purposes, which may be carried forward indefinitely. These capital loss carryforwards are available to offset net realized capital gains in the current and future years, thereby reducing future taxable gains distributions.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for the current and all applicable open tax years (tax years ended March 31, 2014 through March 31, 2017) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the six months ended September 30, 2017:

	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund
Purchases of investment securities	$36,370,573	$59,575,506	$35,629,730
Proceeds from sales and maturities of investment securities	$28,883,838	$45,668,251	$34,025,387

	Davenport Small Cap Focus Fund	Davenport Balanced Income Fund
Purchases of investment securities	$20,117,352	$29,163,993
Proceeds from sales and maturities of investment securities	$11,802,430	$9,226,779

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENTS
Each Fund’s investments are managed by Davenport & Company LLC (the “Adviser”) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.75% of its average daily net assets. Certain officers and a Trustee of the Trust are also officers of the Adviser.

With respect to Davenport Small Cap Focus Fund and Davenport Balanced Income Fund, the Adviser has agreed, until August 1, 2018, to reduce its investment advisory fees and to reimburse other operating expenses to the extent necessary to limit total annual operating expenses (excluding acquired fund fees and expenses) of each such Fund to an amount not exceeding 1.25% of average daily net assets. Any such fee reductions by the Adviser, or payments by the Adviser of expenses which are a Fund’s obligation, are subject to repayment by the Funds for a period of three years from the end of the fiscal year when such fee reductions or expense reimbursements occurred, provided a Fund is able to effect such repayment and remain in compliance with the

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

undertaking by the Adviser to limit expenses of the Fund. During the six months ended September 30, 2017, the Adviser was not required to reduce its advisory fees for Davenport Small Cap Focus Fund or Davenport Balanced Income Fund.

OTHER SERVICE PROVIDERS
Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agent services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and costs of pricing the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPENSATION OF TRUSTEES
Trustees and officers affiliated with an investment adviser to the Trust or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of an investment adviser or Ultimus receives from the Trust an annual retainer of $15,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,500 for the independent chair); and a fee of $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chair); plus reimbursement of travel and other expenses incurred in attending meetings. Each series of the Trust pays its proportionate share of such fees.

5. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio would be adversely affected. As of September 30, 2017, Davenport Equity Opportunities Fund had 33.8% of the value of its net assets invested in stocks within the Consumer Discretionary sector and Davenport Small Cap Focus Fund had 26.8% of the value of its net assets invested in stocks within the Industrials sector.

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

THE DAVENPORT FUNDS
YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2017 and held through September 30, 2017).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the applicable Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not each Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about each Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

THE DAVENPORT FUNDS
YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expense Ratio(a)	Expenses Paid During Period(b)
Davenport Core Fund
Based on Actual Fund Return	$1,000.00	$1,072.00	0.89%	$4.62
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.61	0.89%	$4.51
Davenport Value & Income Fund
Based on Actual Fund Return	$1,000.00	$1,077.60	0.89%	$4.64
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.61	0.89%	$4.51
Davenport Equity Opportunities Fund
Based on Actual Fund Return	$1,000.00	$1,114.40	0.92%	$4.88
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.46	0.92%	$4.66
Davenport Small Cap Focus Fund
Based on Actual Fund Return	$1,000.00	$1,075.30	1.00%	$5.20
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.05	1.00%	$5.06
Davenport Balanced Income Fund
Based on Actual Fund Return	$1,000.00	$1,044.90	0.98%	$5.02
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.16	0.98%	$4.96

(a)	Annualized, based on the Fund’s most recent one-half year expenses.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

THE DAVENPORT FUNDS OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for each Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-800-281-3217. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A complete listing of portfolio holdings for each Fund is updated daily and can be reviewed at the Funds’ website at http://www.investdavenport.com.

PRIVACY NOTICE

FACTS	WHAT DO THE DAVENPORT FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number
■ Assets
■ Retirement Assets
■ Transaction History
■ Checking Account Information
■ Purchase History
■ Account Balances
■ Account Transactions
■ Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Davenport Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Davenport Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-281-3217

Who we are
Who is providing this notice?	Williamsburg Investment Trust Ultimus Fund Distributors, LLC Ultimus Fund Solutions, LLC
What we do
How do The Davenport Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do The Davenport Funds collect my personal information?
We collect your personal information, for example, when you
■ Provide account information
■ Give us your contact information
■ Make deposits or withdrawals from your account
■ Make a wire transfer
■ Tell us where to send the money
■ Tell us who receives the money
■ Show your government-issued ID
■ Show your driver’s license
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
■ Sharing for affiliates’ everyday business purposes – information about your creditworthiness
■ Affiliates from using your information to market to you
■ Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Davenport & Company LLC, the investment adviser to The Davenport Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ The Davenport Funds do not share with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Davenport Funds don’t jointly market.

This page intentionally left blank.

THE DAVENPORT FUNDS

Investment Adviser
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-800-281-3217

Custodian
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Independent Registered Public
Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Legal Counsel
Sullivan & Worcester LLP
1666 K Street, N.W.
Washington, DC 20006

Board of Trustees
Robert S. Harris, Ph.D., Chairman
John P. Ackerly, IV
John T. Bruce
George K. Jennison
Harris V. Morrissette
Elizabeth W. Robertson

Officers
John P. Ackerly, IV, President
George L. Smith, III, Vice President

One James Center
901 East Cary Street
Richmond, VA 23219

Davenport & Company LLC
Member: NYSE ● SIPC

Toll Free: (800) 846-6666
www.investdavenport.com

FBP Equity & Dividend Plus Fund FBP Appreciation & Income Opportunities Fund Semi-Annual Report September 30, 2017 (Unaudited) No-Load Funds

Letter to Shareholders	November 16, 2017

We are pleased to report on your Funds and their investments for the six-month period ended September 30, 2017 and to provide some additional information since we last communicated with you.

Economic and Market Update
This most recent quarter ended with the S&P 500 Index, the Dow Jones Industrial Average Index, and the Nasdaq Composite all at record-high levels. It marked the eighth consecutive quarterly gain for the S&P 500, which has only experienced one down quarter since the end of 2012. Solid earnings and steady economic growth provided fuel for the strong equity returns. During the advance, markets seemed to shrug off escalating tensions over North Korea’s nuclear tests and to look beyond the economic impact of a series of major hurricanes that hit the U.S. mainland and Puerto Rico. Additionally, markets appeared unfazed as the pro-growth agenda championed by the Trump Administration hit some speed bumps. Despite these issues, investors remain favorably disposed toward stocks as global economic conditions steadily improve.

On a calendar basis, real GDP for the second quarter was reported at a 3% annual rate, a significant uptick from first quarter’s 1.2% rate. We were surprised at the announced 3.1% growth for the third quarter, as we expected something lower given the impact of Hurricanes Harvey and Irma. Consumer spending and manufacturing data for August were spotty, but business sentiment remained quite high.

In a statement following its September 2017 meeting, the Federal Open Market Committee (the “Fed”) announced it would begin to reduce fixed income security holdings on its balance sheet that were acquired in an attempt to stimulate the economy after the 2008-2009 recession. Removing this so-called “quantitative easing” stimulus has long been discussed by the Fed, but is now happening. Further increases to the federal funds rate are also possible in the coming quarters. The Fed believes these steps are necessary to return to a more normal interest rate environment (i.e., higher than current levels), but we expect further actions will be dependent on whether the economy continues to advance at a reasonable pace.

So far in calendar year 2017, market leadership has been concentrated in a small number of very large, mostly technology-related stocks, and these stocks continued to lead the way during the past six months. Returns for the three months ended September 30 showed signs of broadening with ten of the eleven sectors generating positive numbers for the period.

FBP Equity & Dividend Plus Fund Review
The FBP Equity & Dividend Plus Fund returned 4.60% for the semi-annual period and 15.22% for the 12-month period ended September 30, 2017. Over the same periods, the S&P 500 Index returned 7.71% and 18.61% while the Russell 1000 Value Index returned 4.50% and 15.12%. The Fund portfolio held 97.3% in equity and 2.7% cash at the quarter end. While the absolute returns are very good for the periods, they do lag the growth oriented S&P 500 Index and are in line with the more value based Russell Index. For the semi-annual period, the Consumer Discretionary and Energy sectors were the most positive contributors to results. Kohl’s (+17.9%) and Philips (+31.5) were the best contributors. Information Technology and Industrials were the weakest contributors, with IBM (-14.9%) and GE (-17.4%) being the laggards individually.

We initiated new positions in Schlumberger, Compass Minerals, Nucor, and Williams Sonoma during the period. Schlumberger is the world’s largest and most diversified energy services company. With an above average yield of 3%, we believe it offers attractive long-term total return potential. Compass

1

Minerals is a major provider of road salt and specialty fertilizer for the agricultural industry. The company experienced a production disruption at one of its salt mines causing its stock price to fall sharply, which we used as an opportunity to buy the stock. Nucor, which was previously owned by the Fund, is a major U.S. steel producer that should benefit from improving economic conditions. We believe its earnings power in this cycle is well above previous peak levels. Williams-Sonoma is a leading seller of housewares and furnishings primarily through its Williams-Sonoma, Pottery Barn and West Elm channels. Investor pessimism regarding the entire retail sector resulted in weak share prices for many companies, including Williams-Sonoma. With more than half its revenues generated online, we believe the stock offers above-average growth potential. The company also has a strong balance sheet as well as an attractive and growing dividend. We also took advantage of share price weakness to add to holdings in AT&T, LyondellBasell Industries, UPS and Nordstrom. Staples was eliminated from the Fund as all shares of its stock were acquired by private equity investors in an all-cash deal. The Fund also reduced the weightings in Microsoft and Philips after very nice gains.

The Fund does utilize as part of its investment discipline the use of covered call options as individual securities approach the top of the Adviser’s growth and price expectations. The Fund’s purpose in selling the call option is to generate additional cash flow to the Fund and to hedge the possibility the security may not achieve its price objective. In very strong stock markets, this discipline may limit the upside of the securities where options have been written, but in flat to negative markets, it may provide additional return. For the semi-annual period ended September 30, 2017, the amount of premiums generated from selling covered call options was $184,953.

The Fund is well diversified across all eleven economic sectors and is structured to benefit as the economy grows. The Fund seeks to invest in companies that provide above average and growing dividends and uses covered call options to enhance the cash flow to the Fund.

FBP Appreciation & Income Opportunities Fund Review
The FBP Appreciation & Income Opportunities Fund returned 3.70% for the semi-annual period and 13.23% for the 12-month period ended September 30, 2017. The S&P 500 Index returned 7.71% and 18.61% while the Bloomberg Barclays Intermediate U.S. Government/Credit Index returned 1.55% and 0.23% over the same periods. The Fund held 74.5% equity, 14.3% fixed income and 11.2% cash as of September 30, 2017. For the semi-annual period, the Consumer Staples and Consumer Discretionary sectors provided the largest contribution to results. Kohl’s (+17.9%) and Philips (+31.5) were the top contributors. Information Technology and Industrials were the weakest contributors, with IBM (-14.9%) and Bloomin’ Brands (-10.0%) being the laggards individually.

During the period we did increase our exposure to Target and Kohl’s on price weakness. Retail stocks in general have lagged significantly this year in the wake of sluggish same-store sales results and fears of online competition. While we acknowledge that the retail landscape is shifting, we continue to believe there is a place for certain traditional brick-and-mortar locations. With dividend yields at approximately 5%, we believe each offers above average return potential in the coming quarters. Nucor, a major U.S. steel producer, was also added to the Fund. The company should benefit from continuing economic growth, and we expect its earnings power in this cycle to be well above previous peak levels. In other activity, both Microsoft and Philips reported strong earnings gains in the quarter, and their stock prices spiked. We reduced our weightings in those holdings as a result. Bank of America was trimmed as a result of very strong price performance and as it had become a large weighting in the Fund. Dupont was sold through exercise of calls options following nice gains. And Staples was eliminated as all shares of its stock were acquired by private equity investors.

2

The Fund does utilize as part of its investment discipline the use of covered call options as individual securities approach the top of the Adviser’s growth and price expectations. The Fund’s purpose in selling the call option is to generate additional cash flow to the Fund and to hedge the possibility the security may not achieve its price objective. In very strong stock markets, this discipline may limit the upside of the securities where options have been written, but in flat to negative markets, it may provide additional return. For the semi-annual period ended September 30, 2017, the amount of premiums generated from selling covered call options was $21,852.

Looking Ahead
Stocks have been in a strong uptrend since before the election, continuing the bull market that started over eight years ago. Slow but steady economic growth in the U.S. and around the world, coupled with very low interest rates, provided the broad support to sustain and extend the market. Valuation seems elevated with the market trading at nearly 18 times estimated earnings. These valuations can be justified, however, given the current environment of very low interest rates and consistently growing corporate earnings. At some point, we would expect a modest stock market correction, which would be viewed as a normal and healthy part of a long-term bull market. Both the timing and depth of the pullback are extremely difficult to predict, but we believe it would create attractive investment opportunities.

We want to thank you for your continued support and investment in the Flippin, Bruce & Porter Funds. Please visit our website at www.fbpfunds.com for information on your Funds and the investment philosophy and process we utilize to achieve their investment objectives.

John T. Bruce, CFA
President - Portfolio Manager
November 16, 2017

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Updated performance information, current through the most recent month-end, is available by contacting the Funds at 1-866-738-1127.

This report is submitted for the general information of the shareholders of the Funds. It reflects our views, opinions and portfolio holdings as of the date of this letter. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.fbpfunds.com or call the Funds at 1-866-738-1127. This report is not authorized for distribution to prospective investors in the Funds unless accompanied by a current prospectus.

3

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE PERFORMANCE CHARTS
(Unaudited)

Performance for each Fund is compared to the most appropriate broad-based index, the Standard and Poor’s 500® Index, an unmanaged index of 500 large common stocks. Results are also compared to the Consumer Price Index, a measure of inflation.

FBP Equity & Dividend Plus Fund

Comparison of the Change in Value of a $10,000 Investment in FBP Equity & Dividend Plus Fund,
the Standard & Poor’s 500® Index and the Consumer Price Index

4

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE PERFORMANCE CHARTS
(Unaudited) (Continued)

FBP Appreciation & Income Opportunities Fund

Comparison of the Change in Value of a $10,000 Investment in FBP Appreciation & Income
Opportunities Fund, the Standard & Poor’s 500® Index and the Consumer Price Index

Average Annual Total Returns (for periods ended September 30, 2017)
	1 Year	5 Years	10 Years
FBP Equity & Dividend Plus Fund(a)	15.22%	10.87%	2.64%
FBP Appreciation & Income Opportunities Fund(a)	13.23%	8.98%	3.84%
Standard & Poor’s 500® Index	18.61%	14.22%	7.44%
Consumer Price Index	1.93%	1.28%	1.67%

(a)
Total returns are a measure of the change in value of an investment in the Funds over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do not reflect the deduction of taxes a shareholder would pay on the Funds’ distributions or the redemption of Fund shares.

5

FBP EQUITY & DIVIDEND PLUS FUND
PORTFOLIO INFORMATION
September 30, 2017 (Unaudited)

General Information
Net Asset Value Per Share	$25.65
Total Net Assets (Millions)	$27.2
Current Expense Ratio	1.07%
Portfolio Turnover	4%
Fund Inception Date	7/30/1993

Stock Characteristics	Fund	S&P 500® Index
Number of Stocks	54	500
Weighted Avg Market Capitalization (Billions)	$140.6	$178.6
Price-to-Earnings Ratio (Bloomberg 1 Yr. Forecast EPS)	14.6	17.8
Price-to-Book Value	2.2	3.2

Asset Allocation (% of Net Assets)

Sector Diversification vs. the S&P 500® Index

Ten Largest Equity Holdings	% of Net Assets
JPMorgan Chase & Company	4.2%
Procter & Gamble Company (The)	3.0%
Apple, Inc.	2.9%
U.S. Bancorp	2.8%
KeyCorp	2.8%
BB&T Corporation	2.7%
Wells Fargo & Company	2.6%
Pfizer, Inc.	2.5%
Cisco Systems, Inc.	2.5%
International Business Machines Corporation	2.4%

6

FBP APPRECIATION & INCOME OPPORTUNITIES FUND
PORTFOLIO INFORMATION
September 30, 2017 (Unaudited)

General Information
Net Asset Value Per Share	$18.89
Total Net Assets (Millions)	$33.8
Current Expense Ratio	1.00%
Portfolio Turnover	3%
Fund Inception Date	7/3/1989

Asset Allocation (% of Net Assets)

Common Stock Portfolio (73.6% of Net Assets)
Number of Stocks	48
Weighted Avg Market Capitalization (Billions)	$153.5
Price-to-Earnings Ratio (Bloomberg 1 Yr. Forecast EPS)	14.0
Price-to-Book Value	2.0

Ten Largest Equity Holdings	% of Net Assets
Apple, Inc.	3.6%
JPMorgan Chase & Company	3.4%
Bank of America Corporation	3.4%
Lincoln National Corporation	3.0%
Cisco Systems, Inc.	2.7%
MetLife, Inc.	2.3%
Microsoft Corporation	2.2%
Bank of New York Mellon Corporation (The)	2.1%
Pfizer, Inc.	2.1%
Kohl's Corporation	2.0%

Five Largest Sectors	% of Net Assets
Financials	18.7%
Information Technology	14.5%
Energy	8.8%
Consumer Discretionary	7.9%
Health Care	6.8%

Fixed-Income Portfolio (14.3% of Net Assets)
Number of Fixed-Income Securities	9
Average Quality	BBB+
Average Weighted Maturity	3.3 yrs.
Average Effective Duration	3.1 yrs.

Sector Breakdown	% of Net Assets
U.S. Government & Agency Obligations	1.5%
Consumer Discretionary	1.5%
Energy	3.1%
Financials	4.5%
Industrials	2.2%
Utilities	1.5%

7

FBP EQUITY & DIVIDEND PLUS FUND SCHEDULE OF INVESTMENTS September 30, 2017 (Unaudited)

COMMON STOCKS — 97.3%	Shares	Value
Consumer Discretionary — 10.1%
Coach, Inc. (a)	11,000	$443,080
Ford Motor Company	39,000	466,830
Kohl's Corporation	13,000	593,450
Nordstrom, Inc. (a)	8,900	419,635
Target Corporation	9,500	560,595
Williams-Sonoma, Inc.	5,500	274,230
		2,757,820
Consumer Staples — 6.6%
Coca-Cola Company (The) (a)	6,000	270,060
CVS Health Corporation	5,000	406,600
Procter & Gamble Company (The) (a)	9,000	818,820
Wal-Mart Stores, Inc.	3,700	289,118
		1,784,598
Energy — 11.3%
Chevron Corporation (a)	4,800	564,000
ConocoPhillips	12,000	600,600
Exxon Mobil Corporation	4,500	368,910
Occidental Petroleum Corporation	8,300	532,943
Royal Dutch Shell plc - Class B - ADR	9,500	594,130
Schlumberger Ltd.	5,700	397,632
		3,058,215
Financials — 22.5%
BB&T Corporation	15,500	727,570
JPMorgan Chase & Company	12,000	1,146,120
KeyCorp (a)	39,940	751,671
Manulife Financial Corporation (a)	20,000	405,800
MetLife, Inc.	10,200	529,890
People's United Financial, Inc.	25,000	453,500
Prudential Financial, Inc. (a)	6,000	637,920
U.S. Bancorp (a)	14,200	760,978
Wells Fargo & Company	13,000	716,950
		6,130,399
Health Care — 9.4%
Amgen, Inc. (a)	2,400	447,480
Eli Lilly & Company	5,500	470,470
Johnson & Johnson	2,600	338,026
Koninklijke Philips N.V. (a)	6,379	262,815
Merck & Company, Inc. (a)	5,400	345,762
Pfizer, Inc.	19,000	678,300
		2,542,853

8

FBP EQUITY & DIVIDEND PLUS FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 97.3% (Continued)	Shares	Value
Industrials — 10.0%
Eaton Corporation plc (a)	8,000	$614,320
Emerson Electric Company (a)	10,000	628,400
General Electric Company	20,800	502,944
United Parcel Service, Inc. - Class B (a)	3,600	432,324
United Technologies Corporation (a)	4,700	545,576
		2,723,564
Information Technology — 13.8%
Apple, Inc. (a)	5,200	801,424
Cisco Systems, Inc.	20,000	672,600
HP, Inc. (a)	30,000	598,800
Intel Corporation	11,000	418,880
International Business Machines Corporation	4,500	652,860
Microsoft Corporation	4,500	335,205
Western Union Company (The)	14,000	268,800
		3,748,569
Materials — 5.8%
Compass Minerals International, Inc.	4,100	266,090
LyondellBasell Industries N.V. - Class A (a)	6,100	604,205
Mosaic Company (The)	9,000	194,310
Nucor Corporation	4,600	257,784
Rio Tinto plc - ADR (a)	5,600	264,264
		1,586,653
Real Estate — 2.4%
Public Storage	1,200	256,788
Ventas, Inc. (a)	6,000	390,780
		647,568
Telecommunication Services — 3.0%
AT&T, Inc.	12,800	501,376
CenturyLink, Inc.	17,000	321,300
		822,676
Utilities — 2.4%
FirstEnergy Corporation	15,000	462,450
PPL Corporation (a)	5,000	189,750
		652,200

Total Common Stocks (Cost $20,320,156)		$26,455,115

9

FBP EQUITY & DIVIDEND PLUS FUND SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 3.4%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.91% (b) (Cost $936,726)	936,726	$936,726

Total Investments at Value — 100.7% (Cost $21,256,882)		$27,391,841

Liabilities in Excess of Other Assets — (0.7%)		(187,354)

Net Assets — 100.0%		$27,204,487

ADR - American Depositary Receipt.

(a)	Security covers a written call option.

(b)	The rate shown is the 7-day effective yield as of September 30, 2017.

See accompanying notes to financial statements.

10

FBP EQUITY & DIVIDEND PLUS FUND SCHEDULE OF OPEN OPTION CONTRACTS September 30, 2017 (Unaudited)

COVERED WRITTEN CALL OPTIONS	Contracts	Notional Value	Strike Price	Expiration Date	Value of Options
Amgen, Inc.	10	$186,450	$195.00	01/19/18	$4,550
Apple, Inc.	15	231,180	150.00	10/20/17	7,950
Apple, Inc.	15	231,180	165.00	12/15/17	3,750
Chevron Corporation	20	235,000	115.00	03/16/18	11,800
Coach, Inc	45	181,260	45.00	02/16/18	4,680
Coca-Cola Company (The)	60	270,060	47.00	01/19/18	2,160
Eaton Corporation plc	35	268,765	80.00	10/20/17	595
Emerson Electric Company	50	314,200	65.00	03/16/18	9,250
HP, Inc.	150	299,400	20.00	11/17/17	8,250
KeyCorp	200	376,400	20.00	01/19/18	8,800
Koninklijke Philips N.V.	63	259,560	35.00	10/20/17	40,950
LyondellBasell Industries N.V. - Class A	30	297,150	97.50	03/16/18	19,800
Manulife Financial Corporation	200	405,800	19.00	12/15/17	34,000
Merck & Company, Inc.	24	153,672	67.50	04/20/18	3,480
Nordstrom, Inc.	63	297,045	55.00	10/20/17	441
PPL Corporation	50	189,750	39.00	10/20/17	500
Procter & Gamble Company (The)	45	409,410	92.50	12/15/17	5,400
Procter & Gamble Company (The)	45	409,410	95.00	04/20/18	6,930
Prudential Financial, Inc.	25	265,800	120.00	03/16/18	3,500
Rio Tinto plc - ADR	56	264,264	47.50	12/15/17	11,760
U.S. Bancorp	70	375,130	55.00	03/16/18	12,530
United Parcel Service, Inc. - Class B	16	192,144	120.00	04/20/18	8,320
United Technologies Corporation	25	290,200	125.00	01/19/18	2,450
Ventas, Inc.	30	195,390	70.00	11/17/17	570
Total Covered Written Call Options (Premiums $218,847)		$6,598,620			$212,416

ADR - American Depositary Receipt.

The average notional amount of written call options during the six months ended September 30, 2017 is $4,215,893 (Note 5).

See accompanying notes to financial statements.

11

FBP APPRECIATION & INCOME OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS September 30, 2017 (Unaudited)

COMMON STOCKS — 73.6%	Shares	Value
Consumer Discretionary — 7.9%
Bloomin’ Brands, Inc.	29,000	$510,400
Coach, Inc.	11,000	443,080
Ford Motor Company	40,000	478,800
Kohl's Corporation	15,000	684,750
Target Corporation	9,500	560,595
		2,677,625
Consumer Staples — 3.6%
CVS Health Corporation	4,800	390,336
PepsiCo, Inc.	2,500	278,575
Wal-Mart Stores, Inc.	7,000	546,980
		1,215,891
Energy — 8.8%
Baker Hughes, a GE Company	8,000	292,960
Chevron Corporation	5,000	587,500
ConocoPhillips	11,000	550,550
Devon Energy Corporation	11,000	403,810
Occidental Petroleum Corporation	8,200	526,522
Royal Dutch Shell plc - Class B - ADR	10,000	625,400
		2,986,742
Financials — 18.7%
Bank of America Corporation	45,000	1,140,300
Bank of New York Mellon Corporation (The)	13,500	715,770
Capital One Financial Corporation	6,000	507,960
JPMorgan Chase & Company	12,000	1,146,120
KeyCorp	16,320	307,142
Lincoln National Corporation	14,000	1,028,720
MetLife, Inc.	15,000	779,250
Travelers Companies, Inc. (The)	5,500	673,860
		6,299,122
Health Care — 6.8%
Eli Lilly & Company	6,000	513,240
Johnson & Johnson	2,000	260,020
Koninklijke Philips N.V.	7,000	288,400
Merck & Company, Inc.	8,000	512,240
Pfizer, Inc.	20,000	714,000
		2,287,900
Industrials — 6.6%
Eaton Corporation plc	7,200	552,888
FedEx Corporation	1,700	383,486
General Electric Company	17,000	411,060
Ingersoll-Rand plc	4,700	419,099
United Technologies Corporation	4,200	487,536
		2,254,069

12

FBP APPRECIATION & INCOME OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 73.6% (Continued)	Shares	Value
Information Technology — 14.5%
Apple, Inc. (a)	7,800	$1,202,136
Cisco Systems, Inc.	27,000	908,010
HP, Inc. (a)	20,000	399,200
International Business Machines Corporation	4,500	652,860
Microsoft Corporation	10,000	744,900
Nokia Corporation - ADR	67,000	400,660
Western Union Company (The)	30,000	576,000
		4,883,766
Materials — 2.8%
Freeport-McMoRan, Inc. (b)	11,000	154,440
Mosaic Company (The)	8,000	172,720
Nucor Corporation	4,500	252,180
Rio Tinto plc - ADR (a)	8,000	377,520
		956,860
Real Estate — 0.9%
Ventas, Inc.	4,500	293,085

Telecommunication Services — 1.8%
AT&T, Inc.	8,000	313,360
CenturyLink, Inc.	15,000	283,500
		596,860
Utilities — 1.2%
FirstEnergy Corporation	8,000	246,640
PPL Corporation	4,000	151,800
		398,440

Total Common Stocks (Cost $16,731,341)		$24,850,360

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 1.5%	Par Value	Value
Federal National Mortgage Association — 1.5%
1.20%, due 07/17/2020 (Cost $500,000)	$500,000	$489,758

13

FBP APPRECIATION & INCOME OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 12.8%	Par Value	Value
Consumer Discretionary — 1.5%
Mattel, Inc., 2.35%, due 05/06/2019	$500,000	$501,128

Energy — 3.1%
Dominion Resources, Inc., 2.50%, due 12/01/2019	500,000	504,287
Pioneer Natural Resources Company, 3.95%, due 07/15/2022	500,000	525,418
		1,029,705
Financials — 4.5%
Citigroup, Inc., 2.90%, due 12/08/2021	500,000	506,160
Unum Group, 3.00%, due 05/15/2021	500,000	506,688
Wells Fargo & Company, 3.50%, due 03/08/2022	500,000	519,317
		1,532,165
Industrials — 2.2%
Ryder System, Inc., 2.50%, due 05/11/2020	750,000	757,429

Utilities — 1.5%
PSEG Power LLC, 3.00%, due 06/15/2021	500,000	509,144

Total Corporate Bonds (Cost $4,262,984)		$4,329,571

CLOSED-END FUNDS — 0.9%	Shares	Value
Prudential Short Duration High Yield Fund, Inc. (Cost $291,069)	20,000	$305,200

14

FBP APPRECIATION & INCOME OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 11.2%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.91% (c)	3,242,387	$3,242,387
First American Government Obligations Fund - Class Z, 0.89% (c)	545,197	545,197
Total Money Market Funds (Cost $3,787,584)		$3,787,584

Total Investments at Value — 100.0% (Cost $25,572,978)		$33,762,473

Liabilities in Excess of Other Assets — (0.0%) (d)		(3,715)

Net Assets — 100.0%		$33,758,758

ADR - American Depositary Receipt.

(a)	Security covers a written call option.

(b)	Non-income producing security.

(c)	The rate shown is the 7-day effective yield as of September 30, 2017.

(d)	Percentage rounds to less than 0.1%.

See accompanying notes to financial statements.

15

FBP APPRECIATION & INCOME OPPORTUNITIES FUND SCHEDULE OF OPEN OPTION CONTRACTS September 30, 2017 (Unaudited)

COVERED WRITTEN CALL OPTIONS	Contracts	Notional Value	Strike Price	Expiration Date	Value of Options
Apple, Inc.	16	$246,592	$165.00	01/19/18	$6,000
HP, Inc.	60	119,760	20.00	11/17/17	3,300
Rio Tinto plc - ADR	35	165,165	47.50	12/15/17	7,350
Total Covered Written Call Options (Premiums $21,852)		$531,517			$16,650

ADR - American Depositary Receipt.

The average notional amount of written call options during the six months ended September 30, 2017 is $634,271 (Note 5).

See accompanying notes to financial statements.

16

THE FLIPPIN, BRUCE & PORTER FUNDS STATEMENTS OF ASSETS AND LIABILITIES September 30, 2017 (Unaudited)

	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
ASSETS
Investments in securities:
At cost	$21,256,882	$25,572,978
At value (Note 2)	$27,391,841	$33,762,473
Cash	—	2,115
Dividends and interest receivable	35,430	66,231
Receivable for capital shares sold	2,530	—
Other assets	13,458	11,744
TOTAL ASSETS	27,443,259	33,842,563

LIABILITIES
Written call options, at value (Notes 2 and 5) (premiums received $218,847 and $21,852, respectively)	212,416	16,650
Distributions payable	2,676	22,772
Payable for capital shares redeemed	5,572	20,668
Accrued investment advisory fees (Note 4)	10,408	15,787
Payable to administrator (Note 4)	5,700	5,700
Other accrued expenses and liabilities	2,000	2,228
TOTAL LIABILITIES	238,772	83,805

NET ASSETS	$27,204,487	$33,758,758

Net assets consist of:
Paid-in capital	$20,762,364	$24,791,758
Accumulated distributions in excess of net investment income	(3,663)	(12,399)
Accumulated net realized gains from investment transactions and written option contracts	304,396	784,702
Net unrealized appreciation on:
Investments	6,134,959	8,189,495
Written option contracts	6,431	5,202
Net assets	$27,204,487	$33,758,758

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	1,060,649	1,786,682

Net asset value, offering price and redemption price per share (Note 2)	$25.65	$18.89

See accompanying notes to financial statements.

17

THE FLIPPIN, BRUCE & PORTER FUNDS STATEMENTS OF OPERATIONS Six Months Ended September 30, 2017 (Unaudited)

	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
INVESTMENT INCOME
Dividends	$437,472	$563,341
Foreign withholding taxes on dividends	(1,853)	(4,140)
Interest	—	60,242
TOTAL INVESTMENT INCOME	435,619	619,443

EXPENSES
Investment advisory fees (Note 4)	92,899	117,909
Administration fees (Note 4)	30,000	30,000
Professional fees	11,518	11,518
Registration and filing fees	5,890	4,427
Trustees’ fees and expenses (Note 4)	4,982	4,982
Compliance service fees (Note 4)	4,200	4,200
Printing of shareholder reports	4,357	2,786
Custodian and bank service fees	3,642	3,362
Postage and supplies	3,260	2,121
Insurance expense	566	640
Other expenses	3,750	5,150
TOTAL EXPENSES	165,064	187,095
Fees voluntarily waived by the Adviser (Note 4)	(23,062)	(18,653)
NET EXPENSES	142,002	168,442

NET INVESTMENT INCOME	293,617	451,001

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from:
Investment transactions	254,179	739,458
Written option contracts (Note 5)	106,071	45,361
Net change in unrealized appreciation (depreciation) on:
Investments	564,909	(17,242)
Written option contracts (Note 5)	(29,467)	2,531
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	895,692	770,108

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,189,309	$1,221,109

See accompanying notes to financial statements.

18

FBP EQUITY & DIVIDEND PLUS FUND STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended Sept. 30, 2017 (Unaudited)	Year Ended March 31, 2017
FROM OPERATIONS
Net investment income	$293,617	$535,532
Net realized gains (losses) from:
Investment transactions	254,179	1,606,222
Written option contracts (Note 5)	106,071	(15,969)
Net change in unrealized appreciation (depreciation) on:
Investments	564,909	1,920,752
Written option contracts (Note 5)	(29,467)	81,002
Net increase in net assets from operations	1,189,309	4,127,539

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income	(299,983)	(534,664)
From net realized gains from investment transactions	(1,181,883)	(65,593)
Decrease in net assets from distributions to shareholders	(1,481,866)	(600,257)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	259,352	823,184
Net asset value of shares issued in reinvestment of distributions to shareholders	1,457,336	589,831
Payments for shares redeemed	(1,634,362)	(2,289,634)
Net increase (decrease) in net assets from capital share transactions	82,326	(876,619)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(210,231)	2,650,663

NET ASSETS
Beginning of period	27,414,718	24,764,055
End of period	$27,204,487	$27,414,718

ACCUMULATED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME	$(3,663)	$2,703

CAPITAL SHARE ACTIVITY
Shares sold	10,202	33,608
Shares reinvested	58,782	24,107
Shares redeemed	(64,325)	(95,151)
Net increase (decrease) in shares outstanding	4,659	(37,436)
Shares outstanding, beginning of period	1,055,990	1,093,426
Shares outstanding, end of period	1,060,649	1,055,990

See accompanying notes to financial statements.

19

FBP APPRECIATION & INCOME OPPORTUNITIES FUND STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended Sept. 30, 2017 (Unaudited)	Year Ended March 31, 2017
FROM OPERATIONS
Net investment income	$451,001	$514,941
Net realized gains from:
Investment transactions	739,458	925,796
Written option contracts (Note 5)	45,361	1,635
Net change in unrealized appreciation (depreciation) on:
Investments	(17,242)	3,253,840
Written option contracts (Note 5)	2,531	17,747
Net increase in net assets from operations	1,221,109	4,713,959

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income	(462,908)	(522,350)
From net realized gains from investment transactions	(602,462)	(30,246)
Decrease in net assets from distributions to shareholders	(1,065,370)	(552,596)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	111,746	1,579,250
Net asset value of shares issued in reinvestment of distributions to shareholders	1,023,269	513,848
Payments for shares redeemed	(1,600,765)	(3,854,197)
Net decrease in net assets from capital share transactions	(465,750)	(1,761,099)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(310,011)	2,400,264

NET ASSETS
Beginning of period	34,068,769	31,668,505
End of period	$33,758,758	$34,068,769

ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(12,399)	$(492)

CAPITAL SHARE ACTIVITY
Shares sold	5,960	85,200
Shares reinvested	54,937	28,901
Shares redeemed	(84,986)	(216,526)
Net decrease in shares outstanding	(24,089)	(102,425)
Shares outstanding, beginning of period	1,810,771	1,913,196
Shares outstanding, end of period	1,786,682	1,810,771

See accompanying notes to financial statements.

20

FBP EQUITY & DIVIDEND PLUS FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30, 2017 (Unaudited)		Years Ended March 31,
			2017	2016	2015	2014	2013
Net asset value at beginning of period	$25.96		$22.65	$24.89	$24.78	$21.67	$19.10

Income (loss) from investment operations:
Net investment income	0.28		0.50	0.61	0.50	0.42	0.47
Net realized and unrealized gains (losses) on investments	0.86		3.37	(1.21)	0.57	3.11	2.56
Total from investment operations	1.14		3.87	(0.60)	1.07	3.53	3.03

Less distributions:
Dividends from net investment income	(0.29)		(0.50)	(0.61)	(0.51)	(0.42)	(0.46)
Distributions from net realized gains	(1.16)		(0.06)	(1.03)	(0.45)	—	—
Total distributions	(1.45)		(0.56)	(1.64)	(0.96)	(0.42)	(0.46)

Net asset value at end of period	$25.65		$25.96	$22.65	$24.89	$24.78	$21.67

Total return (a)	4.60	%(b)	17.29%	(2.31%)	4.23%	16.40%	16.19%

Net assets at end of period (000’s)	$27,204		$27,415	$24,764	$28,782	$27,794	$22,570

Ratio of total expenses to average net assets	1.24	%(c)	1.25%	1.19%	1.17%	1.21%	1.29%

Ratio of net expenses to average net assets (d)	1.07	%(c)	1.07%	1.07%	1.07%	1.07%	1.07%

Ratio of net investment income to average net assets (d)	2.21	%(c)	2.07%	2.60%	1.98%	1.82%	2.40%

Portfolio turnover rate	4	%(b)	19%	21%	19%	24%	32%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

(d)	Ratios were determined after voluntary advisory fee waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

21

FBP APPRECIATION & INCOME OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30, 2017 (Unaudited)		Years Ended March 31,
			2017	2016	2015	2014	2013
Net asset value at beginning of period	$18.81		$16.55	$18.53	$18.97	$17.16	$15.85

Income (loss) from investment operations:
Net investment income	0.26		0.28	0.31	0.26	0.25	0.29
Net realized and unrealized gains (losses) on investments	0.42		2.28	(1.11)	0.19	2.50	1.61
Total from investment operations	0.68		2.56	(0.80)	0.45	2.75	1.90

Less distributions:
Dividends from net investment income	(0.26)		(0.28)	(0.32)	(0.26)	(0.26)	(0.30)
Distributions from net realized gains	(0.34)		(0.02)	(0.86)	(0.63)	(0.68)	(0.29)
Total distributions	(0.60)		(0.30)	(1.18)	(0.89)	(0.94)	(0.59)

Net asset value at end of period	$18.89		$18.81	$16.55	$18.53	$18.97	$17.16

Total return (a)	3.70	%(b)	15.58%	(4.48%)	2.36%	16.50%	12.51%

Net assets at end of period (000’s)	$33,759		$34,069	$31,669	$38,991	$39,951	$36,825

Ratio of total expenses to average net assets	1.11	%(c)	1.12%	1.05%	1.04%	1.03%	1.06%

Ratio of net expenses to average net assets (d)	1.00	%(c)	1.00%	1.00%	1.00%	1.00%	1.00%

Ratio of net investment income to average net assets (d)	2.68	%(c)	1.57%	1.75%	1.36%	1.36%	1.83%

Portfolio turnover rate	3	%(b)	18%	23%	12%	10%	15%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

(d)	Ratios were determined after voluntary advisory fee waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

22

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS September 30, 2017 (Unaudited)

1. Organization

FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund (the “Funds”) are no-load, diversified series of Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

FBP Equity & Dividend Plus Fund seeks to provide above-average and growing income while also achieving long-term growth of capital.

FBP Appreciation & Income Opportunities Fund seeks long term capital appreciation and current income, assuming a moderate level of investment risk.

2. Significant Accounting Policies

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X, which impact financial statement presentation, particularly the presentation of derivative investments. The Funds have adopted these amendments, which were effective August 1, 2017, with these financial statements.

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Funds’ significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange, including common stocks and closed-end investment companies, are valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Covered call options written by the Funds are valued at the last quoted sale price or, in the absence of a sale, at the ask price on the principal exchanges on which they are traded. Investments representing shares of other open-end investment companies, including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, securities will be classified as Level 1 within the fair value hierarchy.

Fixed income securities, including U.S. government and agency obligations and corporate bonds, are typically valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Given the inputs used by the pricing service, these securities are classified as Level 2 within the fair value hierarchy.

23

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

When market quotations are not readily available, if a pricing service cannot provide a price, or the investment adviser believes the price received from the pricing service is not indicative of market value, securities will be valued in good faith at fair value using methods consistent with procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments and other financial instruments as of September 30, 2017, by security type:

FBP Equity & Dividend Plus Fund	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stocks	$26,455,115	$—	$—	$26,455,115
Money Market Funds	936,726	—	—	936,726
Total	$27,391,841	$—	$—	$27,391,841

Other Financial Instruments:
Written Call Options	$(212,416)	$—	$—	$(212,416)
Total	$(212,416)	$—	$—	$(212,416)

24

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

FBP Appreciation & Income Opportunities Fund	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stocks	$24,850,360	$—	$—	$24,850,360
U.S. Government & Agency Obligations	—	489,758	—	489,758
Corporate Bonds	—	4,329,571	—	4,329,571
Closed-End Funds	305,200	—	—	305,200
Money Market Funds	3,787,584	—	—	3,787,584
Total	$28,943,144	$4,819,329	$—	$33,762,473

Other Financial Instruments:
Written Call Options	$(16,650)	$—	$—	$(16,650)
Total	$(16,650)	$—	$—	$(16,650)

Refer to each Fund’s Schedule of Investments for a listing of the common stocks and corporate bonds by sector type. As of September 30, 2017, the Funds did not have any transfers into or out of any Level. There were no Level 3 securities held by the Funds as of September 30, 2017. It is the Funds’ policy to recognize transfers into or out of any Level at the end of the reporting period.

Share valuation — The NAV per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to its NAV per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method. Withholding taxes on foreign dividends have been recorded in accordance with the Trust’s understanding of the applicable country’s rules and tax rates.

Distributions to shareholders — Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. Dividends and distributions are recorded on the ex-dividend date. The tax character of distributions paid during the periods ended September 30, 2017 and March 31, 2017 was as follows:

	Period Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
FBP Equity & Dividend Plus Fund	9/30/2017	$ 299,983	$ 1,181,883	$ 1,481,866
	3/31/2017	$ 576,357	$ 23,900	$ 600,257
FBP Appreciation & Income Opportunities Fund	9/30/2017	$ 492,697	$ 572,673	$ 1,065,370
	3/31/2017	$ 552,596	$ —	$ 552,596

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THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Investment transactions — Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Options transactions — When the Funds’ investment adviser believes that individual portfolio securities held by the Funds are approaching the top of the adviser’s growth and price expectations, covered call options can be written (sold) against such securities and the Funds will receive a premium in return. The Funds write options only for income generation and hedging purposes and not for speculation. The premiums received from writing the options are recorded as a liability and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the underlying security. If a closing purchase transaction is used to terminate a Fund’s obligation on a call option, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call option written.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and any net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

26

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of September 30, 2017:

	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
Cost of portfolio investments and written option contracts	$21,038,035	$25,553,417
Gross unrealized appreciation	$6,861,116	$9,038,967
Gross unrealized depreciation	(719,726)	(846,561)
Net unrealized appreciation	6,141,390	8,192,406
Accumulated ordinary income (loss)	(987)	12,664
Accumulated capital and other gains	304,396	784,702
Distributions payable	(2,676)	(22,772)
Accumulated distibutable earnings	$6,442,123	$8,967,000

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for FBP Appreciation & Income Opportunities Fund is due to certain differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to differing methods in the amortization of discounts and premiums on fixed income securities.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken by each Fund on federal income tax returns for the current and all open tax years (tax years ended March 31, 2014 through March 31, 2017) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the six months ended September 30, 2017:

	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
Purchases of investment securities	$1,802,832	$878,274
Proceeds from sales and maturities of investment securities	$880,683	$2,465,451

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THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENTS
Each Fund’s investments are managed by Flippin, Bruce & Porter, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreements, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.70% of its average daily net assets up to $250 million; 0.65% of the next $250 million of such assets; and 0.50% of such assets in excess of $500 million.

During the six months ended September 30, 2017, the Adviser voluntarily waived $23,062 and $18,653 of its investment advisory fees from FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund, respectively. These amounts are not subject to recapture in future periods.

Certain officers and a Trustee of the Trust are also officers of the Adviser.

OTHER SERVICE PROVIDERS
Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agent services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and costs of pricing the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPENSATION OF TRUSTEES
Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $15,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,500 for the independent chair); and a fee of $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chair); plus reimbursement of travel and other expenses incurred in attending meetings. Each series of the Trust pays its proportionate share of such fees.

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THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

5. Derivatives Transactions

Transactions in call option contracts written by the Funds during the six months ended September 30, 2017 were as follows:

	FBP Equity & Dividend Plus Fund		FBP Appreciation & Income Opportunities Fund
	Option Contracts	Option Premiums	Option Contracts	Option Premiums
Options outstanding at beginning of period	1,080	$162,846	370	$61,881
Options written	1,204	184,953	111	21,852
Options cancelled in a closing purchase transaction	(25)	(3,724)	(40)	(4,678)
Options expired	(812)	(102,898)	(290)	(40,925)
Options exercised	(105)	(22,330)	(40)	(16,278)
Options outstanding at end of period	1,342	$218,847	111	$21,852

The location in the Statements of Assets and Liabilities of the Funds’ derivative positions is as follows:

FBP Equity & Dividend Plus Fund

		Fair Value
Type of Derivative (Risk)	Location	Asset Derivatives	Liability Derivatives	Gross Notional Amount Outstanding September 30, 2017
Call options written (Equity)	Written call options, at value	$—	$(212,416)	$(6,598,620)

FBP Appreciation & Income Opportunities Fund

		Fair Value
Type of Derivative (Risk)	Location	Asset Derivatives	Liability Derivatives	Gross Notional Amount Outstanding September 30, 2017
Call options written (Equity)	Written call options, at value	$—	$(16,650)	$(531,517)

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THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds’ transactions in derivative instruments during the six months ended September 30, 2017 are recorded in the following location in the Statements of Operations:

FBP Equity & Dividend Plus Fund

Type of Derivative (Risk)	Location	Net Realized Gains	Location	Change in Unrealized Appreciation (Depreciation)
Call options written (Equity)	Net realized gains from written option contracts	$ 106,071	Net change in unrealized appreciation (depreciation) on written option contracts	$ (29,467)

FBP Appreciation & Income Opportunities Fund

Type of Derivative (Risk)	Location	Net Realized Gains	Location	Change in Unrealized Appreciation (Depreciation)
Call options written (Equity)	Net realized gains from written option contracts	$ 45,361	Net change in unrealized appreciation (depreciation) on written option contracts	$ 2,531

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

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THE FLIPPIN, BRUCE & PORTER FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other operating expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2017 through September 30, 2017).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios for the past five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

31

THE FLIPPIN, BRUCE & PORTER FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Net Expense Ratio(a)	Expenses Paid During Period(b)
FBP Equity & Dividend Plus Fund
Based on Actual Fund Return	$1,000.00	$1,046.00	1.07%	$5.49
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.70	1.07%	$5.42
FBP Appreciation & Income Opportunities Fund
Based on Actual Fund Return	$1,000.00	$1,037.00	1.00%	$5.11
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.05	1.00%	$5.06

(a)	Annualized, based on the Fund’s most recent one-half year expenses.

(b)	Expenses are equal to the Fund’s net expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

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THE FLIPPIN, BRUCE & PORTER FUNDS OTHER INFORMATION (Unaudited)

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-327-9375. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC’s website at http://www.sec.gov.

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Investment Adviser

Flippin, Bruce & Porter, Inc.
800 Main Street, Second Floor
P.O. Box 6138
Lynchburg, Virginia 24505
Toll-Free 1-800-851-3804
www.fbpfunds.com

Administrator

Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
Toll-Free 1-866-738-1127

Custodian

U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Independent Registered
Public Accounting Firm

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel

Sullivan & Worcester LLP
1666 K Street, N.W.
Washington, DC 20006

Officers

John T. Bruce, President
and Portfolio Manager
John H. Hanna, IV, Vice President
David J. Marshall, Vice President
R. Gregory Porter, III,
Vice President

Trustees

Robert S. Harris, Ph.D., Chairman
John P. Ackerly, IV
John T. Bruce
George K. Jennison
Harris V. Morrissette
Elizabeth W. Robertson

34

THE GOVERNMENT STREET FUNDS No-Load Mutual Funds Semi-Annual Report September 30, 2017 (Unaudited)

The Government Street Equity Fund The Government Street Mid-Cap Fund The Alabama Tax Free Bond Fund

LETTER FROM THE PRESIDENT	November 2017

Dear Fellow Shareholders:

We are enclosing for your review the unaudited Semi-Annual Report of The Government Street Funds for the period ended September 30, 2017.

The Government Street Equity Fund

The Government Street Equity Fund had a positive 9.36% total return for the 6 month period ended September 30, 2017. By comparison, the S&P 500® Index and the Morningstar Large Blend categories returned 7.71% and 7.23%, respectively.

	Government Street Equity	S&P 500	Morningstar Large Blend
3rd Qtr. 2017	5.31%	4.48%	4.19%
2nd Qtr. 2017	3.85%	3.09%	2.92%
1st Qtr. 2017	5.83%	6.07%	5.57%
4th Qtr. 2016	1.71%	3.82%	3.86%
Year ended 9/30/17	17.71%	18.61%	17.57%

The U.S. market delivered strong returns in the third calendar quarter, extending its winning streak to eight consecutive quarters and a remarkable 18 out of the last 19 quarters. The S&P 500 Index closed at an all-time high, gaining 4.5%. But foreign markets did even better, led by emerging markets, which surged 7.9%. European stocks were also very strong performers, gaining 6.2%. More broadly, developed international stocks rose 5.6%. For the third consecutive quarter, the U.S. dollar depreciated against foreign currencies, boosting dollar-based investor returns in those markets.

Within the U.S. market, larger-cap growth stocks—technology stocks in particular—continued their year-to-date dominance over smaller-cap and value stocks, a sharp reversal from what we saw last year. Larger-cap growth stocks are up more than 20% this year, while smaller-cap value stocks have gained 5.6%. The Vanguard 500 is up 14.1% for the year, while the iShares Russell 2000 ETF has gained 11% (helped by a 6.3% surge in September). Looking at industry sectors, energy stocks had a big rebound in September (up 10%) as oil prices rose above $50. But for year-to-date, the sector is still down 6.6%, while technology and health care have soared 27% and 20%, respectively.

We are generally positive on the investment environment, but we believe that less than full investment exposure is prudent. To that end, we continue to maintain money market investments with an anticipated 5% average position for the near future.

The excellent performance of your fund in the past two quarters was widely distributed across the portfolio’s investments. However, the technology sector must be singled out for commentary. It returned, across all its holdings, a total time weighted return of 31.2%. Nvidia, with its high tech, artificial intelligence software was up 68.3%. Facebook, the social media company, followed with a positive 48.6% result. There were numerous results, in the holdings, of mid 20 to high 30 percent performances.

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The old adage “A rising tide lifts all ships” was certainly applicable in the six month period. That is, all except energy which turned in negative performance for the period.

Major purchases for the period were Packaging Corporation of America (Materials sector), United Parcel Service, Inc. (Industrials sector), NVR, Inc. (Consumer Discretionary sector) and Centene Corporation (Health Care sector). Additionally, investments directly into International holdings were made through Schwab’s Emerging Markets Equity ETF and Vanguard’s FTSE Emerging Markets ETF.

Major sales for the period were Intel (Information Technology sector), Gilead (Health Care sector), O’Reilly Automotive (Consumer Discretionary sector), Ross Stores (Consumer Discretionary sector), Exxon Mobil Corp. (Energy sector) and ATT (Telecommunication Services sector).

The transactions, in total, were distributed along the investment sectors of your fund with the Standard & Poor’s 500 sectors as guidelines. While your fund is not invested with a pseudo index approach, the sectors provide an objective comparison for the diversification we believe important for the control of relative risk in your portfolio. Overall we depend on our own conclusions as to the ultimate security selection and position weightings.

The top 10 holdings in The Government Street Equity Fund as of September 30, 2017 were:

Security Description	% of Net Assets
Apple, Inc.	5.11%
JPMorgan Chase & Company	4.36%
Vanguard Mid-Cap ETF	4.03%
Lockheed Martin Corporation	3.67%
NVIDIA Corporation	3.24%
Fidelity Institutional Money Market Government Portfolio – Class I	3.16%
Visa, Inc. – Class A	3.10%
Comcast Corporation – Class A	2.49%
United Technologies Corporation	2.47%
General Dynamics Corporation	2.40%

Exchange-traded funds (“ETFs”) have continued a prominent role in the Fund’s investment holdings, as evidenced by 1 of the top 10 holdings. Each ETF represents a composite holding of an extensive number of securities that have some common characteristic.

As an example, the Vanguard Mid-Cap ETF represents an investment in over 450 individual securities that meet Vanguard’s definition of mid capitalization corporate equities. The inclusion of this one security in the portfolio provided the Fund with broad diversification that would be impossible to achieve individually in a fund with the total value of The Government Street Equity Fund. The ability to achieve diversification utilizing ETF’s has allowed us an opportunity for risk control that would be otherwise unattainable.

2

There were significant individual performances during the twelve months ended September 30, 2017. The five highest returns, held for the entire 12 months, as measured by the time weighted rate of return were:

Security Description	1 Year Performance
NVIDIA Corporation	162.50%
Western Digital Corporation	51.47%
Albemarle Corporation	47.01%
JPMorgan Chase & Company	46.87%
AbbVie, Inc.	46.34%

The five worst individual performances, held for the twelve months ended September 30, 2017, as measured by time weighted rate of return for the entire period were:

Security Description	1 Year Performance
Mondelēz International, Inc. – Class A	-6.14%
Kraft Heinz Company (The)	-10.91%
Cardinal Health, Inc.	-11.97%
Amgen, Inc.	-12.64%
Pioneer Natural Resources Company	-20.49%

The Fund’s best performing economic sector for the 12 months was Information Technology, up 37.9%. The second-best sector was Financials up 30.1%. The worst performing sector was Energy down -10.6%.

Note: The investment performances listed for economic sectors and securities in the two preceding paragraphs are extracted from an in-house independent time weighted rates of return computation by the Addepar portfolio accounting system. The calculations are gross investment returns. Total investment returns are for the twelve months ended September 30, 2017.

The following comments are drawn from previous newsletters, but continue to reflect our current thoughts on the future investment prospects.

We believe that continued upward movement of markets and economies worldwide are highly dependent on Governments getting their financial balance sheets in order. There has been unparalleled deficit spending around the world. Those economies not directly participating in the credit shortfalls will be indirectly impacted by lower import/export activities brought on by significant debt imposed slowdown. This will occur domestically and internationally as economies have become more highly correlated in their economic cycles.

In response to this perceived scenario; risk management takes precedent over return pursuits in the near term. We believe your fund remains invested to capture returns, but highly diversified to mitigate the risks associated with that position. We believe that the future transition to a sound economic scenario will determine the continuation of current positive performances. We are not totally convinced of that outcome.

3

While significant risks exist, we continue to believe that investors have potential for one of the greatest investment environments for generations. There are over 7 billion people in the world today (USA population is approximately 325 million). Many of these potential consumers are moving into middle class ranks. In our opinion, the demand for goods and services for the future is tremendous. Remember that, in our own economy, approximately 60% of GDP is tied to consumers. With the business advantages that the USA enjoys in manufacturing know how, technology, intellectual content, productivity, and numerous other characteristics, if the U.S. Government will provide a competitive framework for operating, the benefits could be the best ever. We just need Government policies that foster growth in profits and wages domestically and internationally.

There are many additional moving parts in our economy and exogenous factors such as the geopolitical instabilities that will always cause uneven effects. However, it is our thought that keeping our fiscal house in order is basic to all considerations. The irresponsible spending activities of our Government continue to unnerve us. It remains to be seen if the economy can overcome the negative influence of Government policies and have a successful impact on market values.

As of September 30, 2017, the Fund’s net assets were $63.3 million; net asset value per share was $71.99; and the ratio of expenses to net average assets was 0.87%. Portfolio turnover rate was 5%. Income dividends of $0.3229 per share and capital gains of $0.9861 per share were distributed to shareholders during the six months ended September 30, 2017.

The Government Street Mid-Cap Fund

The Government Street Mid-Cap Fund, as of September 30, 2017, produced a fiscal 6 month total return of 7.74%. By comparison the Standard & Poor’s 400® Index and the Morningstar Mid Cap Blended Index, used as relative performance benchmarks, were positive 5.26% and 5.57%, respectively.

The mid-capitalization category of individual companies is usually represented by the Standard & Poor’s 400 ranging from approximately $1.1 billion to $10.0 billion market values. Generally, these companies are considered to have slightly higher risk and return characteristics than the S&P 500 companies, which start at the upper end of the mid cap values and range in sizes 10 times or greater in terms of capitalization. As you would guess, the mid-cap companies tend to be primarily domestically oriented.

Your Fund has a slightly different range of capitalizations than the S&P 400. Upper and lower limits for Fund purchase consideration are $11.7 billion and $894 million, respectively. There are 2 provisions that allow the makeup of the Fund to exceed those limits. To the extent securities originally purchased within the limits have grown to greater capitalizations they may be retained without limitation. Secondly, the Fund manager has latitude to purchase and hold up to 20% of the Fund’s value outside the limitations.

It should be noted that your Fund has begun taking positions directly into International investments through the purchase of Schwab International Small-Cap Equity ETF and Vanguard FTSE All-World ex-US Small-Cap ETF. The holdings in these funds align closely with the capitalization parameters of the domestic investments

4

in the balance of your portfolio’s investments. This is being done to provide additional diversification of the portfolio’s risk component and to address attractive potential return areas. The approach falls within the allowed exceptions previously cited and are expected to improve the compounded investment return over time.

The top 10 holdings in The Government Street Mid-Cap Fund as of September 30, 2017 were:

Security Description	% of Net Assets
Fidelity Institutional Money Market Government – Class I	6.59%
Lam Research Corporation	3.43%
Mid-America Apartment Communities, Inc.	3.30%
NVIDIA Corporation	2.39%
Vanguard Mid-Cap ETF	2.38%
Guggenheim Mid-Cap Core ETF	2.34%
Teleflex, Inc .	2.24%
Albemarle Corporation	1.88%
Graco, Inc.	1.78%
Nasdaq, Inc.	1.76%

Exchange-traded funds represent significant holdings in the Fund. Vanguard and Guggenheim mid-caps are all constituted differently, but cover the capitalization ranges mentioned earlier. Since the mid-cap universe contains a much greater number of companies than its larger index counterparts, we like to broaden your portfolios exposure across the range to govern risk control through diversification.

There were significant individual performances during the twelve months ended September 30, 2017. The five highest returns, held for the entire period, as measured by the time weighted rate of return, were:

Security Description	1 Year Performance
NVIDIA Corporation	161.88%
Lam Research Corporation	97.98%
Graco, Inc.	69.65%
Albemarle Corporation	61.35%
National Instruments Corporation	52.07%

The five worst individual performances, held for the entire period, as measured by time weighted rate of return, were:

Security Description	1 Year Performance
Stericycle, Inc.	-10.63%
Oil States International, Inc.	-19.17%
J.M. Smucker Company (The)	-20.57%
SCANA Corporation	-30.35%
Ashland Global Holdings, Inc.	-41.67%

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The Fund’s best performing economic sector for the 12 months was Information Technology, up 45.60%. The second-best sector was Materials, up 29.10%. The worst performing sector was Consumer Staples, down -8.50%.

Note: The investment performances listed for economic sectors and securities in the two preceding paragraphs are extracted from an in-house independent time weighted rates of return computation by the Addepar portfolio accounting system. The calculations are gross investment returns. Total investment returns are for the year ended September 30, 2017.

We believe that mid cap stocks offer an attractive combination of growth and safety as they have successfully overcome startup challenges yet remain nimble enough to generate stronger growth than large cap stocks. Mid cap stocks have been able to match the performance of large cap stocks in down markets while exceeding large cap performance in up markets, leading to long-term outperformance.

It may be interesting for the readers to compare and contrast the Global Industry Classification Standard (GICS) sectors between the larger capitalization S&P 500 and the lower capitalization S&P 400. The approximate weights based on component’s capitalizations change daily, but are reasonably stable over short periods. As of October 26, 2017 they are:

GICS	S&P 500	S&P 400
Energy	6.09%	3.81%
Materials	2.98%	7.37%
Industrial	10.23%	15.78%
Consumer Discretionary	11.85%	11.66%
Consumer Staples	8.23%	3.74%
Health Care	14.51%	7.79%
Financials	14.60%	16.97%
Information Technology	23.23%	17.76%
Telecommunication Services	2.17%	0.20%
Utilities	3.12%	5.58%
Real Estate	2.92%	9.33%

The Government Street Mid-Cap Fund uses the S&P 400 sector weights for guidance in its diversification of investment holdings.

As of September 30, 2017, the net assets of the Government Street Mid-Cap Fund were $48.6 million and the net asset value per share was $25.81. The turnover rate for the previous six months was 6% and the total number of holdings was 88 as of September 30, 2017. The net expense ratio for the Fund was 1.06%.

The Alabama Tax Free Bond Fund

Federal Reserve policies and geopolitical events continued to be the primary factors affecting fixed income markets as the third quarter of 2017 drew to a close. Bond prices spiked higher in early September, with the benchmark 10-year Treasury yield (which moves inversely to bond prices) bottoming at 2.06% on a confluence of flight-to-safety fears around tensions with North Korea, catastrophic hurricanes

6

in Texas and Florida, and a potential U.S. debt crisis and the associated threat of a government shutdown. Fears waned as September ended and the yield on the 10-year Treasury shot up to 2.30%, close to where it was at the end of the second quarter.

The U.S. Federal Reserve continues to very gradually tighten monetary policy. As expected at its September 19 meeting, the Fed left the federal funds rate unchanged at a range of 1% to 1.25%, but it kept a potential December, 2017 rate hike on the table and detailed its plan to begin shrinking its $4.5 trillion (quantitative easing) portfolio of Treasury and mortgage-backed bonds. Starting in October the Fed will allow $10 billion worth of bonds to mature and roll off their balance sheet each month, increasing the total roll off by $10 billion each quarter until it reaches $50 billion per month. The financial markets took the Fed announcements in stride.

Market conditions have been generally favorable for investors in municipal bonds. Continued healthy demand accompanied by a decline in new issuance has provided support for municipal bond prices. Supply has been reduced by a sharp decline in the amount of refundings. Income tax revenues on a state and local government level have continued to improve, as have ad valorem tax revenues. Looking forward, fiscal policy changes and revisions to the income tax code will likely impact fixed income securities to some degree. There remains a great deal of uncertainty at this point as to what the final tax package will look like so it is difficult to forecast what the impact will be for bond prices.

The Alabama Tax Free Bond Fund remains invested in high quality short to intermediate term bonds. More than 95% of the portfolio is invested in bonds rated A, AA or AAA by Moody’s or Standard & Poor’s rating agencies. The duration remains at the short end of the targeted range. As of September 30, 2017, the duration was 3.2 years and the average maturity was 3.5 years, up from 3.1 years at the end of March 2017.

Municipal bonds generally posted modest positive returns during the past six months. The total return for The Alabama Tax Free Bond Fund for the six months ended September 30, 2017 was 0.88%. For the same period, the Bloomberg Barclays 3-Year Municipal Bond Index had a return of 1.07% and the Bloomberg Barclays 7-Year Municipal Bond Index returned 2.72%. The net assets of the Fund as of September 30, 2017 were $26,139,207 and the net asset value per share was $10.37. The ratio of net investment income to average net assets during the six months was 1.17% and the net expense ratio was 0.65%.

Thank you for your continued confidence in The Government Street Funds. Please call us if we can be of further service to you.

Very truly yours,

Thomas W. Leavell
President
Leavell Investment Management, Inc.
The Government Street Funds

7

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of September 30, 2017, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.leavellinvestments.com.

8

THE GOVERNMENT STREET EQUITY FUND PORTFOLIO INFORMATION
September 30, 2017 (Unaudited)

Asset Allocation
(% of Net Assets)
Top Ten Equity Holdings

Security Description	% of Net Assets
Apple, Inc.	5.1%
JPMorgan Chase & Company	4.4%
Vanguard Mid-Cap ETF	4.0%
Lockheed Martin Corporation	3.7%
NVIDIA Corporation	3.2%
Visa, Inc. - Class A	3.1%
Comcast Corporation - Class A	2.5%
United Technologies Corporation	2.5%
General Dynamics Corporation	2.4%
Honeywell International, Inc.	2.2%

9

THE GOVERNMENT STREET MID-CAP FUND PORTFOLIO INFORMATION
September 30, 2017 (Unaudited)

Asset Allocation
(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Lam Research Corporation	3.4%
Mid-America Apartment Communities, Inc.	3.3%
NVIDIA Corporation	2.4%
Vanguard Mid-Cap ETF	2.4%
Guggenheim Mid-Cap Core ETF	2.3%
Teleflex, Inc.	2.2%
Albemarle Corporation	1.9%
Graco, Inc.	1.8%
Nasdaq, Inc.	1.8%
Arrow Electronics, Inc.	1.7%

10

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO INFORMATION
September 30, 2017 (Unaudited)

Asset Allocation
(% of Net Assets)

Distribution by Rating
Rating	% of Holdings
AAA	9.5%
AA	70.6%
A	3.8%
Not Rated	16.1%

11

THE GOVERNMENT STREET EQUITY FUND SCHEDULE OF INVESTMENTS September 30, 2017 (Unaudited)

COMMON STOCKS — 91.8%	Shares	Value
Consumer Discretionary — 9.3%
BorgWarner, Inc.	8,000	$409,840
Comcast Corporation - Class A	41,000	1,577,680
Home Depot, Inc. (The)	6,500	1,063,140
JD.com, Inc. - ADR (a)	5,000	191,000
Lowe's Companies, Inc.	8,000	639,520
McDonald's Corporation	5,000	783,400
NIKE, Inc. - Class B	13,900	720,715
NVR, Inc. (a)	100	285,500
Vail Resorts, Inc.	1,000	228,120
		5,898,915
Consumer Staples — 3.7%
Coca-Cola Company (The)	12,000	540,120
Kraft Heinz Company (The)	1,378	106,864
McCormick & Company, Inc.	7,000	718,480
Mondelēz International, Inc. - Class A	10,736	436,526
Procter & Gamble Company (The)	6,000	545,880
		2,347,870
Energy — 3.1%
Enbridge, Inc.	20,664	864,582
Pioneer Natural Resources Company	7,500	1,106,550
		1,971,132
Financials — 13.7%
Aflac, Inc.	11,565	941,275
Berkshire Hathaway, Inc. - Class B (a)	4,000	733,280
Brookfield Asset Management, Inc. - Class A	33,500	1,383,550
CME Group, Inc.	8,500	1,153,280
Intercontinental Exchange, Inc.	20,000	1,374,000
JPMorgan Chase & Company	29,000	2,769,790
Toronto-Dominion Bank (The)	6,000	337,620
		8,692,795
Health Care — 11.8%
Abbott Laboratories	9,000	480,240
AbbVie, Inc.	11,500	1,021,890
Amgen, Inc.	2,000	372,900
Bio-Techne Corporation	9,000	1,088,010
Cardinal Health, Inc.	10,000	669,200
Centene Corporation (a)	7,000	677,390
Cerner Corporation (a)	8,000	570,560
Henry Schein, Inc. (a)	9,000	737,910
Merck & Company, Inc.	9,000	576,270
Pfizer, Inc.	27,000	963,900

12

THE GOVERNMENT STREET EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 91.8% (Continued)	Shares	Value
Health Care — 11.8% (Continued)
Regeneron Pharmaceuticals, Inc. (a)	670	$299,570
		7,457,840
Industrials — 12.5%
Emerson Electric Company	13,000	816,920
General Dynamics Corporation	7,400	1,521,292
Honeywell International, Inc.	10,000	1,417,400
Lockheed Martin Corporation	7,500	2,327,175
United Parcel Service, Inc. - Class B	2,000	240,180
United Technologies Corporation	13,500	1,567,080
		7,890,047
Information Technology — 25.4%
Accenture plc - Class A	9,500	1,283,165
Alphabet, Inc. - Class A (a)	800	778,976
Alphabet, Inc. - Class C (a)	1,302	1,248,761
Apple, Inc.	21,045	3,243,456
Automatic Data Processing, Inc.	4,500	491,940
Facebook, Inc. - Class A (a)	5,300	905,611
MasterCard, Inc. - Class A	1,350	190,620
Microsoft Corporation	11,000	819,390
NVIDIA Corporation	11,500	2,055,855
TE Connectivity Ltd.	12,000	996,720
Tencent Holdings Ltd. - ADR	6,000	263,490
Texas Instruments, Inc.	12,000	1,075,680
Visa, Inc. - Class A	18,700	1,967,988
Western Digital Corporation	9,000	777,600
		16,099,252
Materials — 7.0%
Albemarle Corporation	8,000	1,090,480
DowDuPont, Inc.	11,000	761,530
Ecolab, Inc.	6,000	771,660
Packaging Corporation of America	2,000	229,360
Praxair, Inc.	5,000	698,700
Vulcan Materials Company	7,000	837,200
		4,388,930
Real Estate — 1.9%
Mid-America Apartment Communities, Inc.	11,394	1,217,791

Utilities — 3.4%
Duke Energy Corporation	8,250	692,340
Southern Company (The)	12,000	589,680
WEC Energy Group, Inc.	14,000	878,920
		2,160,940

Total Common Stocks (Cost $30,616,767)		$58,125,512

13

THE GOVERNMENT STREET EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)

EXCHANGE-TRADED FUNDS — 5.2%	Shares	Value
Schwab Emerging Markets Equity ETF	13,500	$363,285
Vanguard FTSE Emerging Markets ETF	8,500	370,345
Vanguard Mid-Cap ETF	17,350	2,550,450
Total Exchange-Traded Funds (Cost $1,675,450)		$3,284,080

MONEY MARKET FUNDS — 3.2%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.91% (b) (Cost $2,005,476)	2,005,476	$2,005,476

Total Investments at Value — 100.2% (Cost $34,297,693)		$63,415,068

Liabilities in Excess of Other Assets — (0.2%)		(95,910)

Net Assets — 100.0%		$63,319,158

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of September 30, 2017.

See accompanying notes to financial statements.

14

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS September 30, 2017 (Unaudited)

COMMON STOCKS — 85.7%	Shares	Value
Consumer Discretionary — 7.8%
Cracker Barrel Old Country Store, Inc.	1,500	$227,430
Gildan Activewear, Inc.	13,400	419,152
Hasbro, Inc.	7,000	683,690
Leggett & Platt, Inc.	7,000	334,110
NVR, Inc. (a)	200	571,000
Service Corporation International	17,200	593,400
Tiffany & Company	3,475	318,936
Vail Resorts, Inc.	1,500	342,180
VF Corporation	4,700	298,779
		3,788,677
Consumer Staples — 2.5%
Church & Dwight Company, Inc.	9,000	436,050
Energizer Holdings, Inc.	5,000	230,250
J.M. Smucker Company (The)	2,500	262,325
Tyson Foods, Inc. - Class A	4,000	281,800
		1,210,425
Energy — 3.0%
Andeavor	1,740	179,481
Oil States International, Inc. (a)	7,000	177,450
ONEOK, Inc.	11,000	609,510
Patterson-UTI Energy, Inc.	24,000	502,560
		1,469,001
Financials — 17.1%
Alleghany Corporation (a)	865	479,219
American Financial Group, Inc.	7,600	786,220
Arthur J. Gallagher & Company	9,250	569,337
Axis Capital Holdings Ltd.	5,000	286,550
Bank of Hawaii Corporation	4,000	333,440
Berkley (W.R.) Corporation	7,450	497,213
Brown & Brown, Inc.	10,000	481,900
CME Group, Inc.	5,735	778,125
Cullen/Frost Bankers, Inc.	4,000	379,680
Eaton Vance Corporation	12,000	592,440
Intercontinental Exchange, Inc.	11,000	755,700
Nasdaq, Inc.	11,000	853,270
Old Republic International Corporation	24,400	480,436
ProAssurance Corporation	7,000	382,550
SEI Investments Company	10,500	641,130
		8,297,210
Health Care — 11.4%
Bio-Rad Laboratories, Inc. - Class A (a)	1,300	288,886
Bio-Techne Corporation	5,000	604,450

15

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 85.7% (Continued)	Shares	Value
Health Care — 11.4% (Continued)
Centene Corporation (a)	6,000	$580,620
Charles River Laboratories International, Inc. (a)	4,500	486,090
Chemed Corporation	3,000	606,150
Computer Programs & Systems, Inc.	3,000	88,650
Henry Schein, Inc. (a)	7,000	573,930
Laboratory Corporation of America Holdings (a)	2,574	388,597
ResMed, Inc.	6,000	461,760
Teleflex, Inc.	4,500	1,088,865
Waters Corporation (a)	2,000	359,040
		5,527,038
Industrials — 12.2%
AMETEK, Inc.	1,350	89,154
C.H. Robinson Worldwide, Inc.	3,000	228,300
Deluxe Corporation	3,000	218,880
Donaldson Company, Inc.	13,000	597,220
Expeditors International of Washington, Inc.	8,000	478,880
Fastenal Company	10,000	455,800
Graco, Inc.	7,000	865,830
Jacobs Engineering Group, Inc.	5,475	319,028
L3 Technologies, Inc.	3,000	565,290
MSC Industrial Direct Company, Inc. - Class A	6,000	453,420
Pentair plc	2,900	197,084
Snap-on, Inc.	1,475	219,790
Stericycle, Inc. (a)	2,400	171,888
Waste Connections, Inc.	10,500	734,580
Woodward, Inc.	4,150	322,081
		5,917,225
Information Technology — 18.1%
Analog Devices, Inc.	3,671	316,330
ANSYS, Inc. (a)	3,500	429,555
Arrow Electronics, Inc. (a)	10,100	812,141
Broadridge Financial Solutions, Inc.	3,500	282,870
DST Systems, Inc.	10,200	559,776
Harris Corporation	6,000	790,080
Jack Henry & Associates, Inc.	7,700	791,483
Lam Research Corporation	9,000	1,665,360
Microchip Technology, Inc.	6,000	538,680
National Instruments Corporation	12,000	506,040
NVIDIA Corporation	6,500	1,162,005
Tech Data Corporation (a)	3,500	310,975
Western Digital Corporation	1,693	146,275
Xilinx, Inc.	7,000	495,810
		8,807,380

16

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 85.7% (Continued)	Shares	Value
Materials — 7.2%
Albemarle Corporation	6,700	$913,277
Ashland Global Holdings, Inc.	4,500	294,255
Martin Marietta Materials, Inc.	3,000	618,690
Packaging Corporation of America	7,000	802,760
Scotts Miracle-Gro Company (The)	2,500	243,350
Steel Dynamics, Inc.	12,000	413,640
Valvoline, Inc.	8,236	193,134
		3,479,106
Real Estate — 3.3%
Mid-America Apartment Communities, Inc.	15,000	1,603,200

Utilities — 3.1%
AmeriGas Partners, L.P.	6,500	292,110
ONE Gas, Inc.	500	36,820
SCANA Corporation	8,530	413,620
Vectren Corporation	11,600	762,932
		1,505,482

Total Common Stocks (Cost $19,484,743)		$41,604,744

EXCHANGE-TRADED FUNDS — 7.8%	Shares	Value
Guggenheim Mid-Cap Core ETF	18,100	$1,138,128
Schwab International Small-Cap Equity ETF	19,000	680,580
Vanguard FTSE All-World ex-US Small-Cap ETF	7,000	804,510
Vanguard Mid-Cap ETF	7,850	1,153,950
Total Exchange-Traded Funds (Cost $2,620,896)		$3,777,168

17

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 6.6%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.91% (b) (Cost $3,202,032)	3,202,032	$3,202,032

Total Investments at Value — 100.1% (Cost $25,307,671)		$48,583,944

Liabilities in Excess of Other Assets — (0.1%)		(28,379)

Net Assets — 100.0%		$48,555,565

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of September 30, 2017.

See accompanying notes to financial statements.

18

THE ALABAMA TAX FREE BOND FUND SCHEDULE OF INVESTMENTS September 30, 2017 (Unaudited)

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 96.9%	Par Value	Value
Alabama Drinking Water Financing Auth., Series A, Rev.,
3.00%, due 08/15/2019	$530,000	$549,016
Alabama State Public School & College Auth., Capital Improvements, Rev.,
5.00%, due 12/01/2017	470,000	473,407
Alabama State Public School & College Auth., Capital Improvements, Series A, Rev.,
3.75%, due 02/01/2018	190,000	191,826
3.75%, due 02/01/2018	10,000	10,093
Alabama State Public School & College Auth., Capital Improvements, Series D, Rev.,
2.00%, due 09/01/2018	565,000	570,294
Alabama State, Series A, GO,
5.00%, due 08/01/2023	400,000	476,256
5.00%, due 08/01/2024	500,000	606,030
Athens, AL, Electric Rev., Warrants,
3.00%, due 06/01/2019	375,000	385,718
Athens, AL, GO, Warrants,
4.00%, due 09/01/2018	300,000	308,043
5.00%, due 04/01/2024	500,000	590,910
Athens, AL, Water & Sewer Rev.,
3.50%, due 05/01/2023	350,000	380,534
Auburn University, AL, General Fee Rev.,
5.00%, due 06/01/2018	315,000	323,524
5.00%, due 06/01/2020	350,000	385,402
5.00%, due 06/01/2021	200,000	226,730
Auburn, AL, Refunding & Capital Improvements, Series B, GO, Warrants,
4.00%, due 08/01/2018	200,000	204,762
Auburn, AL, School, Series A, GO, Warrants,
5.00%, due 08/01/2018	500,000	516,710
Baldwin Co., AL, GO, Warrants,
4.00%, due 06/01/2019	200,000	209,598
Birmingham, AL, Waterworks Board, Water Rev.,
3.625%, due 07/01/2018	250,000	254,943
Calera, AL, GO, Warrants,
3.00%, due 12/01/2017	410,000	411,365
Chambers Co., AL, Gasoline Tax Anticipation, Rev., Warrants,
2.00%, due 11/01/2019	290,000	290,165

19

THE ALABAMA TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 96.9% (Continued)	Par Value	Value
Cullman, AL, Board of Education Special Tax School Warrants, Rev.,
2.00%, due 03/01/2023	$325,000	$328,725
Daphne, AL, GO, Warrants,
2.10%, due 04/01/2023	400,000	405,592
Decatur, AL, Sewer Rev., Warrants,
3.00%, due 08/15/2019	500,000	516,375
Elmore Co., AL, GO, Warrants,
5.00%, due 10/01/2022	415,000	479,047
Florence, AL, GO, Warrants,
4.00%, due 08/01/2018	575,000	589,099
Foley, AL, Utilities Board, Rev.,
4.00%, due 11/01/2018	710,000	732,379
4.00%, due 11/01/2019	225,000	237,780
Hoover City, AL, Board of Education, Special Tax School Warrants,
4.00%, due 02/15/2020	470,000	499,897
Huntsville, AL, GO, Refunding and Capital Improvement Warrants,
4.00%, due 09/01/2018	500,000	513,810
Huntsville, AL, Series A, GO, Warrants,
5.00%, due 05/01/2024	665,000	801,398
Huntsville, AL, Series C, GO, School Warrants,
5.00%, due 11/01/2023	400,000	478,592
Huntsville, AL, Series C, GO, Warrants,
4.00%, due 05/01/2022	500,000	556,965
Huntsville, AL, Series E, GO, Warrants,
5.00%, due 11/01/2022	240,000	280,788
5.00%, due 11/01/2024	265,000	321,058
Lee Co., AL, Board of Education Warrants, Revenue,
4.00%, due 02/01/2025	500,000	566,400
Limestone Co., AL, Board of Education, Special Tax Warrants,
3.00%, due 11/01/2019	560,000	577,086
Macon Co., AL, GO, Warrants,
4.25%, due 10/01/2027,
Prerefunded 10/01/2017 @ 100	200,000	200,040
Madison Co., AL, Board of Education, Rev., Tax Anticipation Warrants,
2.00%, due 09/01/2019	220,000	222,941
Madison Co., AL, GO, School Warrants,
5.00%, due 03/01/2025	500,000	602,875

20

THE ALABAMA TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 96.9% (Continued)	Par Value	Value
Madison Co., AL, GO, Warrants,
4.00%, due 09/01/2021	$465,000	$509,482
Madison Co., AL, Water & Wastewater Board, Rev.,
3.00%, due 12/01/2019	430,000	447,626
Mobile Co., AL, GO, Refunding,
5.00%, due 06/01/2023	520,000	612,175
Mobile, AL, Board of School Commissioners, GO, Warrants,
5.00%, due 03/01/2025	250,000	298,773
Montgomery, AL, GO, Warrants,
2.50%, due 04/01/2021	500,000	502,610
Montgomery, Al, Series A, Go, Warrants
5.00%, due 02/01/2024	220,000	238,643
Morgan Co., AL, Board of Education, Capital Outlay Warrants, Rev.,
4.00%, due 03/01/2019	165,000	171,798
Mountain Brook, AL, City Board of Education, GO, Warrants,
3.00%, due 03/01/2020	300,000	313,170
North Alabama Gas District, Rev.,
3.00%, due 06/01/2020	420,000	423,935
Northport, AL, GO, Warrants,
3.00%, due 09/01/2024	385,000	409,933
Opelika, AL, GO, Warrants,
2.00%, due 11/01/2017	275,000	275,242
Opelika, AL, Utilities Board, Series B, Rev.,
3.00%, due 06/01/2018	215,000	217,900
Orange Beach, AL, GO, Warrants,
4.00%, due 02/01/2018	200,000	201,968
Prattville, AL, GO, Warrants,
5.00%, due 11/01/2022	400,000	464,396
Russellville, AL, Rev.,
3.00%, due 03/01/2025	475,000	495,240
Shelby Co., AL, Special Tax, School Warrants,
3.00%, due 02/01/2023	300,000	318,240
Sylacauga, AL, Utilities Board, Rev.,
3.00%, due 05/01/2021	310,000	327,078
Trussville, AL, GO,
5.00%, due 10/01/2019	400,000	430,736
Tuscaloosa, AL, Series B, GO, Warrants,
4.00%, due 01/01/2020	500,000	531,400

21

THE ALABAMA TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 96.9% (Continued)	Par Value	Value
Vestavia Hills, AL, GO, Warrants,
4.00%, due 02/01/2018	$515,000	$519,944
4.00%, due 02/01/2021	500,000	542,110
4.00%, due 02/01/2025	500,000	566,035
Vestavia Hills, AL, Series A, GO, Warrants,
3.00%, due 02/01/2018	240,000	241,594

Total Alabama Fixed Rate Revenue and General Obligation (GO) Bonds (Cost $25,171,428)		$25,336,201

MONEY MARKET FUNDS — 2.3%	Shares	Value
Federated Government Obligations Fund - Institutional Class, 0.89% (a) (Cost $588,485)	588,485	$588,485

Total Investments at Value — 99.2% (Cost $25,759,913)		$25,924,686

Other Assets in Excess of Liabilities — 0.8%		214,521

Net Assets — 100.0%		$26,139,207

(a)	The rate shown is the 7-day effective yield as of September 30, 2017.

See accompanying notes to financial statements.

22

THE GOVERNMENT STREET FUNDS STATEMENTS OF ASSETS AND LIABILITIES September 30, 2017 (Unaudited)

	Government Street Equity Fund	Government Street Mid-Cap Fund	Alabama Tax Free Bond Fund
ASSETS
Investments in securities:
At cost	$34,297,693	$25,307,671	$25,759,913
At value (Note 2)	$63,415,068	$48,583,944	$25,924,686
Cash	3,986	—	—
Dividends and interest receivable	46,871	33,561	237,055
Receivable for capital shares sold	1,541	985	—
Other assets	12,131	11,146	10,773
TOTAL ASSETS	63,479,597	48,629,636	26,172,514

LIABILITIES
Distributions payable	5,816	—	527
Payable for capital shares redeemed	80,186	—	19,912
Accrued investment advisory fees (Note 4)	64,304	65,284	2,533
Payable to administrator (Note 4)	7,450	6,025	5,575
Other accrued expenses	2,683	2,762	4,760
TOTAL LIABILITIES	160,439	74,071	33,307

NET ASSETS	$63,319,158	$48,555,565	$26,139,207

Net assets consist of:
Paid-in capital	$33,508,354	$23,911,835	$26,032,378
Accumulated (distributions in excess of) net investment income	(2,134)	161,595	—
Accumulated net realized gains (losses) from investment transactions	695,563	1,205,862	(57,944)
Net unrealized appreciation on investments	29,117,375	23,276,273	164,773

Net assets	$63,319,158	$48,555,565	$26,139,207

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	879,571	1,881,559	2,520,769

Net asset value, offering price and redemption price per share (Note 2)	$71.99	$25.81	$10.37

See accompanying notes to financial statements.

23

THE GOVERNMENT STREET FUNDS STATEMENTS OF OPERATIONS Six Months Ended September 30, 2017 (Unaudited)

	Government Street Equity Fund	Government Street Mid-Cap Fund	Alabama Tax Free Bond Fund
INVESTMENT INCOME
Dividends	$576,267	$392,683	$5,301
Foreign withholding taxes on dividends	(5,644)	(859)	—
Interest	—	—	235,928
TOTAL INVESTMENT INCOME	570,623	391,824	241,229

EXPENSES
Investment advisory fees (Note 4)	192,023	178,111	46,446
Administration fees (Note 4)	41,454	32,799	30,000
Professional fees	10,768	10,768	11,518
Account maintenance fees	9,728	7,263	3,322
Trustees’ fees and expenses (Note 4)	4,982	4,982	4,982
Registration and filing fees	4,694	4,529	3,713
Compliance fees (Note 4)	3,973	3,764	3,445
Custodian and bank service fees	3,652	2,987	2,325
Printing of shareholder reports	3,690	2,724	1,760
Pricing costs	822	1,036	5,758
Postage and supplies	2,375	1,958	1,337
Other expenses	737	1,935	2,307
TOTAL EXPENSES	278,898	252,856	116,913
Fees voluntarily waived by the Adviser (Note 4)	—	—	(30,656)
NET EXPENSES	278,898	252,856	86,257

NET INVESTMENT INCOME	291,725	138,968	154,972

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from investment transactions	695,602	1,205,884	3,545
Net realized gains from in-kind redemptions (Note 2)	2,068,539	1,426,398	—
Net change in unrealized appreciation (depreciation) on investments	2,660,821	748,706	75,674
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	5,424,962	3,380,988	79,219

NET INCREASE IN NET ASSETS FROM OPERATIONS	$5,716,687	$3,519,956	$234,191

See accompanying notes to financial statements.

24

THE GOVERNMENT STREET FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	Government Street Equity Fund		Government Street Mid-Cap Fund
	Six Months Ended Sept. 30, 2017 (Unaudited)	Year Ended March 31, 2017	Six Months Ended Sept. 30, 2017 (Unaudited)	Year Ended March 31, 2017
FROM OPERATIONS
Net investment income	$291,725	$732,201	$138,968	$309,384
Net realized gains from investment transactions	695,602	1,862,279	1,205,884	2,283,935
Net realized gains from in-kind redemptions (Note 2)	2,068,539	10,343,370	1,426,398	3,182,906
Net change in unrealized appreciation (depreciation) on investments	2,660,821	(5,131,632)	748,706	1,368,966
Net increase in net assets from operations	5,716,687	7,806,218	3,519,956	7,145,191

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income	(290,042)	(739,136)	(48,927)	(274,923)
From net realized capital gains on investment transactions	(903,384)	(1,531,140)	(860,285)	(1,814,748)
Decrease in net assets from distributions to shareholders	(1,193,426)	(2,270,276)	(909,212)	(2,089,671)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	178,094	886,334	238,858	1,887,134
Net asset value of shares issued in reinvestment of distributions to shareholders	1,143,428	2,225,420	873,540	2,043,991
Payments for shares redeemed	(7,932,937)	(23,547,269)	(3,707,655)	(8,993,493)
Net decrease in net assets from capital share transactions	(6,611,415)	(20,435,515)	(2,595,257)	(5,062,368)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,088,154)	(14,899,573)	15,487	(6,848)

NET ASSETS
Beginning of period	65,407,312	80,306,885	48,540,078	48,546,926
End of period	$63,319,158	$65,407,312	$48,555,565	$48,540,078

ACCUMULATED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(2,134)	$(3,817)	$161,595	$71,554

CAPITAL SHARE ACTIVITY
Shares sold	2,579	14,017	9,547	81,656
Shares reinvested	16,598	35,450	35,181	90,190
Shares redeemed	(114,739)	(375,543)	(150,885)	(396,115)
Net decrease in shares outstanding	(95,562)	(326,076)	(106,157)	(224,269)
Shares outstanding, beginning of period	975,133	1,301,209	1,987,716	2,211,985
Shares outstanding, end of period	879,571	975,133	1,881,559	1,987,716

See accompanying notes to financial statements.

25

THE GOVERNMENT STREET FUNDS STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Alabama Tax Free Bond Fund
	Six Months Ended Sept. 30, 2017 (Unaudited)	Year Ended March 31, 2017
FROM OPERATIONS
Net investment income	$154,972	$342,231
Net realized gains from investment transactions	3,545	97
Net change in unrealized appreciation (depreciation) on investments	75,674	(417,234)
Net increase (decrease) in net assets from operations	234,191	(74,906)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income	(154,972)	(342,231)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	9,243	822,818
Net asset value of shares issued in reinvestment of distributions to shareholders	145,669	322,063
Payments for shares redeemed	(777,871)	(2,908,873)
Net decrease in net assets from capital share transactions	(622,959)	(1,763,992)

TOTAL DECREASE IN NET ASSETS	(543,740)	(2,181,129)

NET ASSETS
Beginning of period	26,682,947	28,864,076
End of period	$26,139,207	$26,682,947

ACCUMULATED NET INVESTMENT INCOME	$—	$—

CAPITAL SHARE ACTIVITY
Shares sold	887	78,870
Shares reinvested	14,016	30,911
Shares redeemed	(74,833)	(279,772)
Net decrease in shares outstanding	(59,930)	(169,991)
Shares outstanding, beginning of period	2,580,699	2,750,690
Shares outstanding, end of period	2,520,769	2,580,699

See accompanying notes to financial statements.

26

THE GOVERNMENT STREET EQUITY FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30,		Years Ended March 31,
	2017 (Unaudited)		2017	2016	2015	2014	2013
Net asset value at beginning of period	$67.08		$61.72	$65.95	$62.78	$53.61	$50.42

Income (loss) from investment operations:
Net investment income	0.32		0.68	0.61	0.67	0.62	0.64
Net realized and unrealized gains (losses) on investments	5.90		6.76	(2.17)	6.55	9.17	4.21
Total from investment operations	6.22		7.44	(1.56)	7.22	9.79	4.85

Less distributions:
Dividends from net investment income	(0.32)		(0.68)	(0.64)	(0.64)	(0.61)	(0.64)
Distributions from net realized gains	(0.99)		(1.40)	(2.03)	(3.41)	(0.01)	(1.02)
Total distributions	(1.31)		(2.08)	(2.67)	(4.05)	(0.62)	(1.66)

Net asset value at end of period	$71.99		$67.08	$61.72	$65.95	$62.78	$53.61

Total return (a)	9.36	%(b)	12.32%	(2.46%)	11.87%	18.34%	9.93%

Net assets at end of period (000’s)	$63,319		$65,407	$80,307	$93,778	$94,287	$81,689

Ratio of total expenses to average net assets	0.87	%(c)	0.87%	0.85%	0.84%	0.84%	0.85%

Ratio of net investment income to average net assets	0.91	%(c)	1.03%	0.95%	1.02%	1.06%	1.29%

Portfolio turnover rate	5	%(b)	20%	17%	26%	36%	38%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

See accompanying notes to financial statements.

27

THE GOVERNMENT STREET MID-CAP FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30,		Years Ended March 31,
	2017 (Unaudited)		2017	2016	2015	2014	2013
Net asset value at beginning of period	$24.42		$21.95	$22.96	$21.68	$18.26	$16.26

Income from investment operations:
Net investment income	0.08		0.16	0.10	0.10	0.09	0.10
Net realized and unrealized gains on investments	1.79		3.36	0.11	2.02	3.46	2.05
Total from investment operations	1.87		3.52	0.21	2.12	3.55	2.15

Less distributions:
Dividends from net investment income	(0.03)		(0.14)	(0.10)	(0.07)	(0.11)	(0.11)
Distributions from net realized gains	(0.45)		(0.91)	(1.12)	(0.77)	(0.02)	(0.04)
Total distributions	(0.48)		(1.05)	(1.22)	(0.84)	(0.13)	(0.15)

Net asset value at end of period	$25.81		$24.42	$21.95	$22.96	$21.68	$18.26

Total return (a)	7.74	%(b)	16.44%	1.04%	10.14%	19.43%	13.35%

Net assets at end of period (000’s)	$48,556		$48,540	$48,547	$51,898	$54,875	$45,918

Ratio of total expenses to average net assets	1.06	%(c)	1.07%	1.07%	1.05%	1.06%	1.08%

Ratio of net investment income to average net assets	0.59	%(c)	0.66%	0.46%	0.47%	0.43%	0.63%

Portfolio turnover rate	6	%(b)	14%	20%	16%	10%	12%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

See accompanying notes to financial statements.

28

THE ALABAMA TAX FREE BOND FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30,		Years Ended March 31,
	2017 (Unaudited)		2017	2016	2015	2014	2013
Net asset value at beginning of period	$10.34		$10.49	$10.49	$10.51	$10.63	$10.64

Income (loss) from investment operations:
Net investment income	0.06		0.13	0.13	0.14	0.15	0.18
Net realized and unrealized gains (losses) on investments	0.03		(0.15)	0.00 (a)	(0.02)	(0.12)	(0.01)
Total from investment operations	0.09		(0.02)	0.13	0.12	0.03	0.17

Less dividends from net investment income	(0.06)		(0.13)	(0.13)	(0.14)	(0.15)	(0.18)

Net asset value at end of period	$10.37		$10.34	$10.49	$10.49	$10.51	$10.63

Total return (b)	0.88	%(c)	(0.21%)	1.28%	1.14%	0.28%	1.64%

Net assets at end of period (000’s)	$26,139		$26,683	$28,864	$29,969	$32,630	$33,265

Ratio of total expenses to average net assets	0.88	%(d)	0.86%	0.82%	0.79%	0.76%	0.76%

Ratio of net expenses to average net assets (e)	0.65	%(d)	0.65%	0.65%	0.65%	0.65%	0.65%

Ratio of net investment income to average net assets (e)	1.17	%(d)	1.23%	1.27%	1.32%	1.41%	1.70%

Portfolio turnover rate	13	%(c)	12%	13%	6%	10%	7%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

(e)	Ratios were determined after voluntary advisory fee waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

29

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Unaudited)

1. Organization

The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund (the “Funds”) are each a no-load series of the Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Government Street Equity Fund and The Government Street Mid-Cap Fund are each a diversified fund and The Alabama Tax Free Bond Fund is a non-diversified fund. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

The Government Street Equity Fund’s investment objective is to seek capital appreciation.

The Government Street Mid-Cap Fund’s investment objective is to seek capital appreciation.

The Alabama Tax Free Bond Fund’s investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

2. Significant Accounting Policies

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X, which impact financial statement presentation, particularly the presentation of derivative investments. The Funds have adopted these amendments, which were effective August 1, 2017, with these financial statements.

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange, including common stocks and exchange-traded funds, are valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, securities will be classified as Level 1 within the fair value hierarchy.

30

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Fixed income securities, including municipal bonds, are typically valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Given the inputs used by the pricing service, these securities are classified as Level 2 within the fair value hierarchy.

When market quotations are not readily available, if a pricing service cannot provide a price, or the investment adviser believes the price received from the pricing service is not indicative of market value, securities will be valued in good faith at fair value using methods consistent with procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of September 30, 2017, by security type:

The Government Street Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$58,125,512	$—	$—	$58,125,512
Exchange-Traded Funds	3,284,080	—	—	3,284,080
Money Market Funds	2,005,476	—	—	2,005,476
Total	$63,415,068	$—	$—	$63,415,068

31

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The Government Street Mid-Cap Fund:	Level 1	Level 2	Level 3	Total
Common Stocks	$41,604,744	$—	$—	$41,604,744
Exchange-Traded Funds	3,777,168	—	—	3,777,168
Money Market Funds	3,202,032	—	—	3,202,032
Total	$48,583,944	$—	$—	$48,583,944

The Alabama Tax Free Bond Fund:	Level 1	Level 2	Level 3	Total
Revenue and General Obligation Municipal Bonds	$—	$25,336,201	$—	$25,336,201
Money Market Funds	588,485	—	—	588,485
Total	$588,485	$25,336,201	$—	$25,924,686

Refer to The Government Street Equity Fund’s and The Government Street Mid-Cap Fund’s Schedules of Investments for a listing of the common stocks by sector type. As of September 30, 2017, the Funds did not have any transfers into or out of any Level. There were no Level 3 securities or derivative instruments held by the Funds as of September 30, 2017. It is the Funds’ policy to recognize transfers into or out of any Level at the end of the reporting period.

Share valuation — The NAV per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the NAV per share.

Investment income — Interest income is accrued as earned. Discounts and premiums on fixed-income securities purchased are amortized using the interest method. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends for The Government Street Equity Fund and The Government Street Mid-Cap Fund have been recorded in accordance with the Trust’s understanding of the appropriate country’s rules and tax rates.

Distributions to shareholders — Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid annually to shareholders of The Government Street Mid-Cap Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Dividends and distributions are recorded on the ex-dividend date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature.

32

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The tax character of distributions paid during the periods ended September 30, 2017 and March 31, 2017 was as follows:

	Period Ended	Ordinary Income	Exempt- Interest Dividends	Long-Term Capital Gains	Total Distributions
The Government Street Equity Fund	09/30/17	$ 396,953	$ —	$ 796,473	$ 1,193,426
	03/31/17	$ 739,136	$ —	$ 1,531,140	$ 2,270,276
The Government Street Mid-Cap Fund	09/30/17	$ 48,927	$ —	$ 860,285	$ 909,212
	03/31/17	$ 274,923	$ —	$ 1,814,748	$ 2,089,671
The Alabama Tax Free Bond Fund	09/30/17	$ —	$ 154,972	$ —	$ 154,972
	03/31/17	$ —	$ 342,231	$ —	$ 342,231

Investment transactions — Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and any net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

33

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of September 30, 2017:

	The Government Street Equity Fund	The Government Street Mid-Cap Fund	The Alabama Tax Free Bond Fund
Cost of portfolio investments	$34,297,693	$25,284,883	$25,759,913
Gross unrealized appreciation	$29,177,138	$23,445,729	$209,562
Gross unrealized depreciation	(59,763)	(146,668)	(44,789)
Net unrealized appreciation	29,117,375	23,299,061	164,773
Capital loss carryforwards	—	—	(61,489)
Accumulated ordinary income	3,644	138,807	—
Accumulated capital and other gains	695,601	1,205,862	4,072
Distributions payable	(5,816)	—	(527)
Total accumulated earnings	$29,810,804	$24,643,730	$106,829

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for The Government Street Mid-Cap Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to adjustments to basis on publicly traded partnerships.

As of March 31, 2017, The Alabama Tax Free Bond Fund had a short-term capital loss carryforward for federal income tax purposes of $24,704 and a long-term capital loss carryforward for federal income tax purposes of $36,785, both of which may be carried forward indefinitely. These capital loss carryforwards are available to offset realized capital gains in the current and future years, thereby reducing future taxable gains distributions.

During the six months ended September 30, 2017, The Government Street Equity Fund and The Government Street Mid-Cap Fund realized $2,068,539 and $1,426,398, respectively, of net capital gains resulting from in-kind redemptions (redemptions in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash). The Funds recognize a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Funds and are not required to be distributed to shareholders. The Funds have reclassified these amounts against paid-in capital on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, have no effect on each Fund’s net assets or NAV per share.

34

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for the current and all open tax years (tax years ended March 31, 2014 through March 31, 2017) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the six months ended September 30, 2017:

	The Government Street Equity Fund	The Government Street Mid-Cap Fund	The Alabama Tax Free Bond Fund
Purchases of investment securities	$2,782,410	$2,661,832	$3,398,161
Proceeds from sales and maturities of investment securities	$7,963,432	$6,054,948	$3,981,066

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT
Each Fund’s investments are managed by Leavell Investment Management, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.60% of its average daily net assets up to $100 million and 0.50% of such assets in excess of $100 million. The Government Street Mid-Cap Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.75% of its average daily net assets. The Alabama Tax Free Bond Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.35% of its average daily net assets up to $100 million and 0.25% of such assets in excess of $100 million.

During the six months ended September 30, 2017, the Adviser voluntarily limited the total annual operating expenses of The Alabama Tax Free Bond Fund to 0.65% of the Fund’s average daily net assets. Accordingly, the Adviser waived $30,656 of its investment advisory fees from The Alabama Tax Free Bond Fund during the six months ended September 30, 2017. This amount is not subject to recapture in future periods.

Certain officers of the Trust are also officers of the Adviser.

35

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

OTHER SERVICE PROVIDERS
Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agent services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and costs of pricing the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPENSATION OF TRUSTEES
Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $15,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,500 for the independent chair); and a fee of $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chair); plus reimbursement of travel and other expenses incurred in attending meetings. Each series of the Trust pays its proportionate share of such fees.

5. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of September 30, 2017, the Government Street Equity Fund had 25.4% of the value of its net assets invested in stocks within the Information Technology sector.

36

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

7. Concentration of Credit Risk

The Alabama Tax Free Bond Fund invests primarily in debt instruments of municipal issuers in the state of Alabama. The issuers’ abilities to meet their obligations may be affected by economic developments in the state or its region, as well as disruptions in the credit markets and the economy, generally.

8. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

37

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment returns of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2017 through September 30, 2017).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

38

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

More information about the Funds’ expenses, including historical expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

	Beginning Account Value April 1, 2017	Ending Account Value Sept. 30, 2017	Net Expense Ratio(a)	Expenses Paid During Period(b)
The Government Street Equity Fund
Based on Actual Fund Return	$ 1,000.00	$ 1,093.60	0.87%	$4.57
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.71	0.87%	$4.41
The Government Street Mid-Cap Fund
Based on Actual Fund Return	$ 1,000.00	$ 1,077.40	1.06%	$5.52
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.75	1.06%	$5.37
The Alabama Tax Free Bond Fund
Based on Actual Fund Return	$ 1,000.00	$ 1,008.80	0.65%	$3.27
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,021.81	0.65%	$3.29

(a)	Annualized, based on the Fund’s most recent one-half year expenses.

(b)	Expenses are equal to the Funds’ annualized net expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

39

THE GOVERNMENT STREET FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1125, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-738-1125 or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1125. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

40

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The Government Street Funds No-Load Mutual Funds

Investment Adviser
Leavell Investment Management, Inc.
210 St. Joseph Street
Mobile, AL 36602

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, OH 45246-0707
1-866-738-1125

Legal Counsel
Sullivan & Worcester LLP
1666 K Street, N.W.
Washington, DC 20006

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Board of Trustees
Robert S. Harris, Ph.D., Chairman
John P. Ackerly, IV
John T. Bruce
George K. Jennison
Harris V. Morrissette
Elizabeth W. Robertson

Portfolio Managers
Thomas W. Leavell,
The Government Street Equity Fund
The Government Street Mid-Cap Fund
Timothy S. Healey,
The Alabama Tax Free Bond Fund

THE
JAMESTOWN
FUNDS

No-Load Funds

The Jamestown Equity Fund
The Jamestown Tax Exempt Virginia Fund

SEMI-ANNUAL REPORT

September 30, 2017
(Unaudited)

Investment Adviser
Lowe, Brockenbrough & Company, Inc.
Richmond, Virginia

LETTER TO SHAREHOLDERS	November 14, 2017

The Jamestown Equity Fund

For the six-month period ended September 30, 2017, The Jamestown Equity Fund rose 5.96% compared to 7.71% for the S&P 500 Index. The equity market continued to march forward with little downside volatility in the past six months. Investors have shrugged off geopolitical concerns and discord in Washington as global economies have grown faster than expected this year. The U.S. GDP grew over 3% in both of the past two quarters, while Europe and Japan are growing faster than they have since the early days of the recovery from the financial crisis. At the same time global growth has surprised to the upside, global inflation has surprised to the downside allowing the Federal Reserve to raise interest rates slowly. Central banks in Europe and Japan are continuing their quantitative easing programs.

Earnings on the S&P 500 companies have responded to the faster global growth, a weaker U.S. dollar, and a recovery in energy prices to post double digit increases in both of the past two quarters. Investors are closely watching Washington to see if Congress passes a tax reform package. The centerpiece of the proposed tax act is a cut in the corporate tax rate to 20%. This would certainly boost earnings if passed. We continue to believe that earnings growth will be the primary driver if equity prices are going to continue to rise given somewhat elevated valuations. The S&P 500 currently trades at over 17X forecasted earnings for 2018. This valuation is elevated compared to the average of slightly over 15X earnings in the past 10 years. Valuations are supported by the current low levels of inflation interest rates.

We do expect to see volatility in equity prices increase as investors look for better earnings growth, while facing the likelihood that the Federal Reserve will continue to raise interest rates later this year and slowly let their bond holdings run off of their balance sheet. Higher interest rates are likely to pressure valuation levels going forward. The Federal Reserve raised short-term rates by a quarter percentage point in June, its third rate increase since December 2016. The central bank also announced it will allow its bond holdings to decrease by $10 billion per month, a small amount relative to its $4.5 trillion balance sheet.

The Fund lagged the S&P 500’s return primarily due to the drag from holding some cash in a rising market and stock selection. The Information Technology and Industrials sectors were the most challenging sectors for stock selection as our holdings did not fully keep up with the strong performance generated across these two sectors. Strong stock selection in the Financials and Consumer Discretionary sectors partially offset this impact as did being underweight in the Utilities, Consumer Staples and Real Estate sectors.

At the end of September 2017, the greatest sector overweights in the portfolio, relative to benchmark weightings, were in the Consumer Discretionary, Financials, Energy and Information Technology sectors. The largest sector underweights in the Fund remain in the Utilities, Real Estate and Consumer Staples sectors.

1

The Jamestown Tax Exempt Virginia Fund

For the six-month period ended September 30, 2017, The Jamestown Tax Exempt Virginia Fund (the “Fund”) returned 1.47%. By comparison, the Bloomberg Barclays 1-10 Year Municipal Blend Index returned 2.13%. The Fund remains conservatively positioned with regard to interest rate risk and credit quality. At the end of the period, the Fund’s 30-day SEC yield was 1.38%, which is a taxable equivalent yield of 2.44% for investors subject to the maximum 43.4% federal income tax bracket.

U.S. economic growth improved as real GDP expanded at a 3.0% pace during the six-month period. The labor market has essentially reached full employment and there are now more job openings than job seekers. Wage growth has been tepid. Inflation remains low but the risk of deflation has diminished. The Federal Reserve remains on its path of gradually normalizing interest rates. It raised short-term rates by a quarter percentage point in June, its third rate increase since December 2016. The central bank also announced it will allow its bond holdings to decrease by $10 billion per month, a small amount relative to its $4.5 trillion balance sheet, with the pace to accelerate next year.

The 10-year U.S. Treasury note stayed in a narrow range during the period, ending the period with a yield of 2.33%. Yields climbed about 25 basis points on shorter maturities, which are more sensitive to Fed interest rate hikes. Municipal bonds outperformed Treasuries, with tax-exempt yields falling on intermediate maturities. The AAA scale at the 5-year maturity declined 20 basis points to 1.35%, while the 10-year maturity fell 25 basis points to 2.00%, according to Municipal Market Data. The yield on the 1-year maturity rose 8 basis points to 0.94%.

Stable demand for tax-exempt income was evident in steady mutual fund inflows that have supported the market this year. Despite the weakness in September, municipals generated modest returns in the six-month period. Total returns were greatest in 10-year and longer maturities, which have led in performance since January as the yield curve has flattened. Municipal supply increased in September after several months of subdued issuance. Credit spreads remained historically narrow, with many of the weakest credits paradoxically leading the market in performance. Tax-exempt valuations were expensive at the end of the period, as indicated by low yield ratios in short and intermediate maturities. Absolute yields were near the lows since the November 2016 election. The municipal market does not seem to be particularly worried about the chances of lower income tax rates, which if enacted, would reduce the value of tax-exempt income.

The Fund’s performance lagged that of its benchmark. Duration, yield curve positioning, and sector distributions were little changed during the period. The Fund’s allocation to shorter maturity bonds and cash equivalents detracted from performance relative to the benchmark. Bonds in the 7 to10 year maturity range led in performance. At September 30, 2017, the Fund’s average stated maturity was 5.8 years, and the effective duration was 4.0 years, slightly longer than at the start of the period. The average credit quality of the Fund remains higher than that of the benchmark and was also a factor in the underperformance because spreads compressed between higher quality issuers and lower quality issuers during the period.

This report reflects our views, opinions and portfolio holdings as of September 30, 2017, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. The Funds are distributed by Ultimus Fund Distributors, LLC.

2

THE JAMESTOWN EQUITY FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
The Jamestown Equity Fund
and the Standard & Poor’s 500® Index

	Average Annual Total Returns (for periods ended September 30, 2017)
	1 Year	5 Years	10 Years
The Jamestown Equity Fund(a)	15.18%	11.16%	5.36%
Standard & Poor’s 500® Index	18.61%	14.22%	7.44%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

3

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
The Jamestown Tax Exempt Virginia Fund
and the Bloomberg Barclays 1-10 Year Municipal Blend Index*

	Average Annual Total Returns (for periods ended September 30, 2017)
	1 Year	5 Years	10 Years
The Jamestown Tax Exempt Virginia Fund(a)	(0.15%)	1.08%	2.66%
Bloomberg Barclays 1-10 Year Municipal Blend Index	1.00%	2.12%	3.77%

*
The Bloomberg Barclays 1-10 Year Municipal Blend Index is an unmanaged, market value-weighted index which covers the short and intermediate components of the U.S. investment-grade tax-exempt bond market.

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

4

THE JAMESTOWN EQUITY FUND
PORTFOLIO INFORMATION
September 30, 2017 (Unaudited)

Asset Allocation (% of Net Assets)	Ten Largest Equity Holdings	% of Net Assets
	Apple, Inc.	3.9%
	JPMorgan Chase & Company	3.2%
	Discover Financial Services	2.7%
	Alphabet, Inc. - Class C	2.6%
	Alphabet, Inc. - Class A	2.5%
	Chevron Corporation	2.5%
	Thermo Fisher Scientific, Inc.	2.2%
	Vanguard Information Technology ETF	2.2%
	Ameriprise Financial, Inc.	2.2%
	PNC Financial Services Group, Inc. (The)	2.2%

Sector Concentration vs. the S&P 500® Index

5

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO INFORMATION
September 30, 2017 (Unaudited)

Characteristics (Portfolio)		Maturity Breakdown (% of Bonds)
30-day SEC Yield	1.38%
Tax-Equivalent Yield*	2.44%
Weighted Average Maturity (years)	5.8
Weighted Average Duration (years)	4.0
Average Quality	AA
Number of Issues	61
* Assumes a maximum 43.4% federal tax rate.

Credit Quality (% of Bonds)	Sector Diversification (% of Bonds)

6

THE JAMESTOWN EQUITY FUND SCHEDULE OF INVESTMENTS September 30, 2017 (Unaudited)

COMMON STOCKS — 92.7%	Shares	Value
Consumer Discretionary — 15.1%
Amazon.com, Inc. (a)	750	$721,012
BorgWarner, Inc.	10,955	561,225
Comcast Corporation - Class A	18,500	711,880
Dollar Tree, Inc. (a)	7,200	625,104
Home Depot, Inc. (The)	3,355	548,744
Lennar Corporation - Class A	13,000	686,400
Lowe's Companies, Inc.	9,150	731,451
Priceline Group, Inc. (The) (a)	300	549,246
TJX Companies, Inc. (The)	7,150	527,169
		5,662,231
Consumer Staples — 4.4%
J.M. Smucker Company (The)	2,800	293,804
PepsiCo, Inc.	6,000	668,580
Wal-Mart Stores, Inc.	9,000	703,260
		1,665,644
Energy — 7.3%
Chevron Corporation	8,000	940,000
Exxon Mobil Corporation	6,300	516,474
Hess Corporation	12,500	586,125
Total S.A. - ADR	12,655	677,296
		2,719,895
Financials — 16.7%
Ameriprise Financial, Inc.	5,500	816,805
Chubb Ltd.	2,500	356,375
Discover Financial Services	15,500	999,440
Invesco Ltd.	17,500	613,200
JPMorgan Chase & Company	12,500	1,193,875
KeyCorp	38,055	716,195
Morgan Stanley	16,000	770,720
PNC Financial Services Group, Inc. (The)	6,000	808,620
		6,275,230
Health Care — 11.7%
Aetna, Inc.	4,510	717,135
Allergan plc	2,700	553,365
Amgen, Inc.	2,500	466,125
McKesson Corporation	2,600	399,386
Merck & Company, Inc.	11,000	704,330
Thermo Fisher Scientific, Inc.	4,400	832,480
UnitedHealth Group, Inc.	3,650	714,853
		4,387,674

7

THE JAMESTOWN EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 92.7% (Continued)	Shares	Value
Industrials — 10.5%
Delta Air Lines, Inc.	15,100	$728,122
Eaton Corporation plc	9,660	741,791
General Electric Company	22,700	548,886
Nielsen Holdings plc	13,000	538,850
Norfolk Southern Corporation	5,000	661,200
United Technologies Corporation	6,300	731,304
		3,950,153
Information Technology — 23.0%
Alphabet, Inc. - Class A (a)	975	949,377
Alphabet, Inc. - Class C (a)	1,000	959,110
Apple, Inc.	9,500	1,464,140
Cisco Systems, Inc.	23,500	790,305
eBay, Inc. (a)	11,800	453,828
Intel Corporation	19,500	742,560
International Business Machines Corporation	2,500	362,700
Microsoft Corporation	10,000	744,900
Oracle Corporation	15,800	763,930
QUALCOMM, Inc.	12,100	627,264
TE Connectivity Ltd.	9,000	747,540
		8,605,654
Materials — 2.1%
Eastman Chemical Company	8,695	786,810

Real Estate — 1.9%
American Tower Corporation	5,220	713,470

Total Common Stocks (Cost $20,930,214)		$34,766,761

EXCHANGE-TRADED FUNDS — 3.1%	Shares	Value
Consumer Staples Select Sector SPDR® Fund (The)	6,450	$348,171
Vanguard Information Technology ETF	5,400	820,746
Total Exchange-Traded Funds (Cost $991,884)		$1,168,917

8

THE JAMESTOWN EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 4.5%	Shares	Value
Federated Government Obligations Fund - Institutional Class, 0.89% (b) (Cost $1,703,604)	1,703,604	$1,703,604

Total Investments at Value — 100.3% (Cost $23,625,702)		$37,639,282

Liabilities in Excess of Other Assets — (0.3%)		(129,947)

Net Assets — 100.0%		$37,509,335

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of September 30, 2017.

See accompanying notes to financial statements.

9

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND SCHEDULE OF INVESTMENTS September 30, 2017 (Unaudited)

VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 93.7%	Par Value	Value
Albemarle Co., Virginia, Economic Dev. Authority, Revenue,
5.00%, due 06/01/2026	$350,000	$431,648
Chesterfield Co., Virginia, GO,
5.00%, due 01/01/2024	250,000	286,605
5.00%, due 01/01/2025	460,000	551,223
4.00%, due 01/01/2030	400,000	454,600
City of Norfolk, Virginia, Series A, GO,
5.00%, due 10/01/2026	200,000	247,550
City of Winchester, Virginia, GO,
5.00%, due 09/01/2027	125,000	149,841
4.00%, due 09/01/2029	250,000	286,313
Fairfax Co., Virginia, Economic Dev., Revenue,
0.979%, due 12/01/2033 (a)	350,000	350,000
0.92%, due 12/01/2033 (a)	350,000	350,000
Fairfax Co., Virginia, Industrial Dev. Authority, Revenue,
5.00%, due 05/15/2022,
prerefunded 05/15/2019 @ 100	750,000	798,652
Fairfax Co., Virginia, Sewer, Revenue,
4.50%, due 07/15/2030,
prerefunded 07/15/2021 @ 100	250,000	280,477
Fairfax Co., Virginia, Water, Revenue,
5.00%, due 04/01/2027	500,000	575,620
Hampton Roads Sanitation District, Virginia, Wastewater, Revenue,
5.00%, due 07/01/2026	500,000	602,400
Hampton Roads Sanitation District, Virginia, Wastewater, Series A, Revenue,
5.00%, due 01/01/2027,
prerefunded 01/01/2021 @ 100	400,000	449,472
Hampton, Virginia, GO,
5.00%, due 04/01/2025	500,000	579,220
Harrisonburg, Virginia, GO,
5.00%, due 07/15/2022	350,000	408,145
Henrico Co., Virginia, Public Improvements, GO,
5.00%, due 08/01/2027	350,000	440,412
Henrico Co., Virginia, Water & Sewer, Revenue,
5.00%, due 05/01/2020,
prerefunded 05/01/2019 @ 100	350,000	372,277
5.00%, due 05/01/2022,
prerefunded 05/01/2019 @ 100	430,000	457,370

10

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND SCHEDULE OF INVESTMENTS (Continued)

VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 93.7% (Continued)	Par Value	Value
James City, Virginia, Water & Sewer, Revenue,
5.00%, due 01/15/2026	$250,000	$306,955
Louisa, Virginia, Industrial Dev. Authority, Poll Control Revenue,
2.15%, due 11/01/2035	200,000	203,452
Lynchburg, Virginia, GO,
5.00%, due 08/01/2024	310,000	376,951
Lynchburg, Virginia, Public Improvement, Series A, GO,
5.00%, due 08/01/2019	625,000	671,144
Manassas, Virginia, Public Improvement, Series D, GO,
5.00%, due 07/01/2019	250,000	267,582
Newport News, Virginia, GO,
5.00%, due 07/15/2025	350,000	429,398
Northern Virginia Transportation Authority, Special Tax, Revenue,
5.00%, due 06/01/2026	400,000	479,480
Portsmouth, Virginia, Series D, GO,
4.00%, due 12/01/2017	215,000	216,189
Prince William Co., Virginia, Lease Participation Certificates,
5.00%, due 10/01/2020	500,000	552,330
Rappahannock, Virginia, Regional Jail Authority, Revenue,
5.00%, due 10/01/2024	300,000	360,894
Richmond, Virginia, Public Utility, Revenue,
4.00%, due 01/15/2018	400,000	403,640
Roanoke, Virginia, Public Improvement, Series A, GO,
5.00%, due 07/15/2025	400,000	473,844
Spotsylvania Co., Virginia, Economic Dev. Authority, Revenue,
5.00%, due 06/01/2021	300,000	339,171
Spotsylvania Co., Virginia, GO,
5.00%, due 01/15/2023	400,000	471,788
Stafford Co., Virginia, Public Improvement, GO,
5.00%, due 08/01/2026	375,000	459,034
Suffolk, Virginia, Public Improvement, GO,
5.00%, due 02/01/2022	400,000	462,384
Suffolk, Virginia, Public Improvement, Series A, GO,
4.00%, due 08/01/2018	250,000	256,445
Upper Occoquan, Virginia, Sewer Authority, Revenue,
5.15%, due 07/01/2020	160,000	171,026
5.00%, due 07/01/2027	350,000	426,909
Virginia Beach, Virginia, Dev. Authority, Series A, Revenue,
5.00%, due 11/01/2020	300,000	335,010

11

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND SCHEDULE OF INVESTMENTS (Continued)

VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 93.7% (Continued)	Par Value	Value
Virginia Beach, Virginia, GO,
5.00%, due 03/01/2023	$300,000	$354,489
Virginia Beach, Virginia, Public Improvement, GO,
5.00%, due 06/01/2021,
prerefunded 06/01/2019 @ 100	250,000	266,748
Virginia Beach, Virginia, Public Improvement, Series A, GO,
4.00%, due 04/01/2027	205,000	223,669
Virginia Biotechnology Research Partnership Authority, Lease Revenue,
5.00%, due 09/01/2020	500,000	554,135
Virginia College Building Authority, Educational Facilities, Revenue,
5.00%, due 03/01/2019	250,000	263,975
4.00%, due 09/01/2026	500,000	551,500
Virginia Commonwealth Transportation Board, Federal Grant Anticipation Notes, Revenue,
5.00%, due 03/15/2025	500,000	586,440
Virginia Commonwealth Transportation Board, Federal Grant Anticipation Notes, Series A, Revenue,
5.00%, due 03/15/2023	500,000	577,765
Virginia Small Business Financing Authority, Healthcare Facilities, Revenue,
5.00%, due 11/01/2017	250,000	250,918
Virginia State Commonwealth Transportation Board, Federal Grant Anticipation Notes, Revenue,
5.00%, due 03/15/2025	375,000	456,206
Virginia State Housing Dev. Authority, Revenue,
3.05%, due 07/01/2021	200,000	210,826
Virginia State Public School Authority, Revenue,
5.00%, due 08/01/2023	500,000	582,520
5.00%, due 07/15/2026	300,000	356,184
Virginia State Public School Authority, Series B-1, Revenue,
5.00%, due 08/01/2018	500,000	516,835
Virginia State Resources Authority, Clean Water, Revenue,
5.00%, due 10/01/2021,
prerefunded 10/01/2019 @ 100	500,000	539,145
Virginia State Resources Authority, Infrastructure, Revenue,
5.00%, due 11/01/2024,
prerefunded 11/01/2018 @ 100	405,000	422,917
5.00%, due 11/01/2024,
prerefunded 11/01/2018 @ 100	35,000	36,548
5.00%, due 11/01/2024	60,000	62,545

12

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND SCHEDULE OF INVESTMENTS (Continued)

VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 93.7% (Continued)	Par Value	Value
Virginia State Resources Authority, Infrastructure, Series B, Revenue,
5.00%, due 11/01/2024	$150,000	$176,256
Washington Co., Virginia, Revenue,
4.00%, due 12/01/2025	350,000	400,323
Western Virginia Regional Jail Authority, Revenue,
5.00%, due 12/01/2023	250,000	296,033

Total Virginia Revenue and General Obligation (GO) Bonds (Cost $22,810,202)		$23,421,428

WASHINGTON, D.C. REVENUE BONDS — 2.1%	Par Value	Value
Metropolitan Washington Airports Authority, Series C, Revenue,
5.00%, due 10/01/2022 (Cost $501,439)	$500,000	$519,215

EXCHANGE-TRADED FUNDS — 1.3%	Shares	Value
VanEck Vectors AMT-Free Intermediate Municipal Index ETF (Cost $347,250)	14,000	$336,700

MONEY MARKET FUNDS — 2.8%	Shares	Value
Federated Government Obligations Fund - Institutional Class, 0.89% (b) (Cost $690,985)	690,985	$690,985

Total Investments at Value — 99.9% (Cost $24,349,876)		$24,968,328

Other Assets in Excess of Liabilities — 0.1%		23,020

Net Assets — 100.0%		$24,991,348

(a)
Variable rate security. The weekly rate for each succeeding interest period during a weekly rate mode shall be established by the respective remarketing agents on the business day preceding the first day of such interest period and shall be the lowest rate of interest which will, in the sole judgement of the respective remarketing agents having due regard for prevailing financial market conditions, permit the bonds to be remarketed at par on the first day of such interest period.

(b)	The rate shown is the 7-day effective yield as of September 30, 2017.

See accompanying notes to financial statements.

13

THE JAMESTOWN FUNDS STATEMENTS OF ASSETS AND LIABILITIES September 30, 2017 (Unaudited)

	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
ASSETS
Investments in securities:
At cost	$23,625,702	$24,349,876
At value (Note 2)	$37,639,282	$24,968,328
Dividends and interest receivable	34,047	269,487
Receivable for capital shares sold	—	40,000
Receivable for investment securities sold	—	121,451
Other assets	9,939	9,505
TOTAL ASSETS	37,683,268	25,408,771

LIABILITIES
Distributions payable	5,699	775
Payable for capital shares redeemed	142,773	29,880
Payable for investment securities purchased	—	376,403
Accrued investment advisory fees (Note 4)	18,327	2,481
Payable to administrator (Note 4)	5,700	5,700
Other accrued expenses	1,434	2,184
TOTAL LIABILITIES	173,933	417,423

NET ASSETS	$37,509,335	$24,991,348

Net assets consist of:
Paid-in capital	$22,540,721	$24,367,579
Accumulated (distributions in excess of) net investment income	(4,043)	—
Accumulated net realized gains from investment transactions	959,077	5,317
Net unrealized appreciation on investments	14,013,580	618,452
Net assets	$37,509,335	$24,991,348

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	1,756,332	2,494,690

Net asset value, offering price and redemption price per share (Note 2)	$21.36	$10.02

See accompanying notes to financial statements.

14

THE JAMESTOWN FUNDS STATEMENTS OF OPERATIONS Six Months Ended September 30, 2017 (Unaudited)

	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
INVESTMENT INCOME
Dividends	$381,192	$8,295
Foreign withholding taxes on dividends	(3,769)	—
Interest	—	295,323
TOTAL INVESTMENT INCOME	377,423	303,618

EXPENSES
Investment advisory fees (Note 4)	121,760	50,611
Administration fees (Note 4)	30,000	30,000
Professional fees	10,768	11,518
Trustees’ fees and expenses (Note 4)	4,982	4,982
Compliance service fees (Note 4)	4,200	4,200
Printing of shareholder reports	4,988	1,619
Custodian and bank service fees	3,607	2,721
Pricing costs	610	5,513
Registration and filing fees	3,948	2,024
Account maintenance fees	2,387	3,575
Postage and supplies	3,174	1,371
Other expenses	2,899	4,597
TOTAL EXPENSES	193,323	122,731
Fees voluntarily waived by the Adviser (Note 4)	(9,366)	(35,427)
Expenses reimbursed through a directed brokerage arrangement (Note 5)	(6,000)	—
NET EXPENSES	177,957	87,304

NET INVESTMENT INCOME	199,466	216,314

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains on investment transactions	1,035,209	8,369
Net change in unrealized appreciation (depreciation) on investments	920,729	147,677
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	1,955,938	156,046

NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,155,404	$372,360

See accompanying notes to financial statements.

15

THE JAMESTOWN EQUITY FUND STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended Sept. 30, 2017 (Unaudited)	Year Ended March 31, 2017
FROM OPERATIONS
Net investment income	$199,466	$357,284
Net realized gains on investment transactions	1,035,209	2,455,790
Net change in unrealized appreciation (depreciation) on investments	920,729	1,444,898
Net increase in net assets from operations	2,155,404	4,257,972

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income	(205,334)	(365,171)
From net realized gains from investment transactions	(1,119,213)	(1,430,817)
Decrease in net assets from distributions to shareholders	(1,324,547)	(1,795,988)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	152,303	452,515
Net asset value of shares issued in reinvestment of distributions to shareholders	1,251,863	1,689,646
Payments for shares redeemed	(2,185,256)	(4,826,314)
Net decrease in net assets from capital share transactions	(781,090)	(2,684,153)

TOTAL INCREASE (DECREASE) IN NET ASSETS	49,767	(222,169)

NET ASSETS
Beginning of period	37,459,568	37,681,737
End of period	$37,509,335	$37,459,568

ACCUMULATED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(4,043)	$1,825

CAPITAL SHARE ACTIVITY
Shares sold	7,253	22,627
Shares reinvested	60,357	85,744
Shares redeemed	(104,440)	(240,820)
Net decrease in shares outstanding	(36,830)	(132,449)
Shares outstanding, beginning of period	1,793,162	1,925,611
Shares outstanding, end of period	1,756,332	1,793,162

See accompanying notes to financial statements.

16

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended Sept. 30, 2017 (Unaudited)	Year Ended March 31, 2017
FROM OPERATIONS
Net investment income	$216,314	$462,616
Net realized gains on investment transactions	8,369	6,214
Capital gain distributions from regulated investment companies	—	629
Net change in unrealized appreciation (depreciation) on investments	147,677	(659,062)
Net increase (decrease) in net assets from operations	372,360	(189,603)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income	(216,314)	(462,616)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	568,000	1,884,458
Net asset value of shares issued in reinvestment of distributions to shareholders	203,569	417,898
Payments for shares redeemed	(1,136,999)	(2,096,136)
Net increase (decrease) in net assets from capital share transactions	(365,430)	206,220

TOTAL DECREASE IN NET ASSETS	(209,384)	(445,999)

NET ASSETS
Beginning of period	25,200,732	25,646,731
End of period	$24,991,348	$25,200,732

ACCUMULATED NET INVESTMENT INCOME	$—	$—

CAPITAL SHARE ACTIVITY
Shares sold	56,570	186,315
Shares reinvested	20,262	41,367
Shares redeemed	(112,983)	(209,390)
Net increase (decrease) in shares outstanding	(36,151)	18,292
Shares outstanding, beginning of period	2,530,841	2,512,549
Shares outstanding, end of period	2,494,690	2,530,841

See accompanying notes to financial statements.

17

THE JAMESTOWN EQUITY FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30, 2017 (Unaudited)		Years Ended March 31,
			2017		2016	2015	2014	2013
Net asset value at beginning of period	$20.89		$19.57		$21.91	$22.47	$19.60	$17.73

Income (loss) from investment operations:
Net investment income	0.11		0.19		0.16	0.16	0.15	0.15
Net realized and unrealized gains (losses) on investments	1.11		2.12		(1.18)	1.96	4.30	1.93
Total from investment operations	1.22		2.31		(1.02)	2.12	4.45	2.08

Less distributions:
Dividends from net investment income	(0.12)		(0.20)		(0.16)	(0.16)	(0.15)	(0.15)
Distributions from net realized gains	(0.63)		(0.79)		(1.16)	(2.52)	(1.43)	(0.06)
Total distributions	(0.75)		(0.99)		(1.32)	(2.68)	(1.58)	(0.21)

Net asset value at end of period	$21.36		$20.89		$19.57	$21.91	$22.47	$19.60

Total return (a)	5.96	%(b)	12.14%		(4.96%)	10.14%	23.55%	11.84%

Net assets at end of period (000’s)	$37,509		$37,460		$37,682	$29,596	$30,746	$28,316

Ratio of total expenses to average net assets	1.03	%(c)	1.03%		1.03%	1.09%	1.07%	1.11%

Ratio of net expenses to average net assets (d)	0.95	%(c)(e)	0.95	%(e)	1.00%	1.05%	1.03%	1.06%

Ratio of net investment income to average net assets (d)	1.06	%(c)(e)	0.96	%(e)	0.82%	0.71%	0.72%	0.81%

Portfolio turnover rate	12	%(b)	27%		50%	29%	21%	28%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or realized capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

(d)	Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 5).

(e)	Ratio was determined after voluntary advisory fee waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

18

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30, 2017 (Unaudited)		Years Ended March 31,
			2017	2016	2015	2014	2013
Net asset value at beginning of period	$9.96		$10.21	$10.18	$10.16	$10.47	$10.57

Income (loss) from investment operations:
Net investment income	0.09		0.18	0.21	0.24	0.26	0.26
Net realized and unrealized gains (losses) on investments	0.06		(0.25)	0.03	0.02	(0.30)	(0.06)
Total from investment operations	0.15		(0.07)	0.24	0.26	(0.04)	0.20

Less distributions:
Dividends from net investment income	(0.09)		(0.18)	(0.21)	(0.24)	(0.26)	(0.27)
Distributions from net realized gains	—		—	—	—	(0.01)	(0.03)
Total distributions	(0.09)		(0.18)	(0.21)	(0.24)	(0.27)	(0.30)

Net asset value at end of period	$10.02		$9.96	$10.21	$10.18	$10.16	$10.47

Total return (a)	1.47	%(b)	(0.66%)	2.40%	2.61%	(0.37%)	1.88%

Net assets at end of period (000’s)	$24,991		$25,201	$25,647	$26,695	$26,284	$27,782

Ratio of total expenses to average net assets	0.97	%(c)	0.94%	0.90%	0.88%	0.88%	0.76%

Ratio of net expenses to average net assets (d)	0.69	%(c)	0.69%	0.69%	0.69%	0.69%	0.69%

Ratio of net investment income to average net assets (d)	1.71	%(c)	1.82%	2.08%	2.38%	2.59%	2.50%

Portfolio turnover rate	4	%(b)	13%	11%	16%	1%	15%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or realized capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

(d)	Ratios were determined after voluntary advisory fee waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

19

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Unaudited)

1. Organization

The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a no-load series of Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Jamestown Equity Fund is a diversified fund and The Jamestown Tax Exempt Virginia Fund is a non-diversified fund. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

The Jamestown Equity Fund’s investment objective is long-term growth of capital.

The Jamestown Tax Exempt Virginia Fund’s investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of a shareholder’s investment.

2. Significant Accounting Policies

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X, which impact financial statement presentation, particularly the presentation of derivative investments. The Funds have adopted these amendments, which were effective August 1, 2017, with these financial statements.

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Funds’ significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange, including common stocks and exchange-traded funds, are generally valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, securities will be classified as Level 1 within the fair value hierarchy.

Fixed income securities, including municipal bonds, are typically valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Given the inputs used by the pricing service, these securities are classified as Level 2 within the fair value hierarchy.

20

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

When market quotations are not readily available, if a pricing service cannot provide a price, or the investment adviser believes the price received from the pricing service is not indicative of market value, securities will be valued in good faith at fair value using methods consistent with procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of September 30, 2017, by security type:

The Jamestown Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$34,766,761	$—	$—	$34,766,761
Exchange-Traded Funds	1,168,917	—	—	1,168,917
Money Market Funds	1,703,604	—	—	1,703,604
Total	$37,639,282	$—	$—	$37,639,282

The Jamestown Tax Exempt Virginia Fund	Level 1	Level 2	Level 3	Total
Revenue and General Obligation Municipal Bonds	$—	$23,940,643	$—	$23,940,643
Exchange-Traded Funds	336,700	—	—	336,700
Money Market Funds	690,985	—	—	690,985
Total	$1,027,685	$23,940,643	$—	$24,968,328

21

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Refer to The Jamestown Equity Fund’s Schedule of Investments for a listing of the common stocks by sector type. As of September 30, 2017, the Funds did not have any transfers into or out of any Level. There were no Level 3 securities or derivative instruments held by the Funds as of September 30, 2017. It is the Funds’ policy to recognize transfers into or out of any Level at the end of the reporting period.

Share valuation — The NAV per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the NAV per share.

Investment income — Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are amortized using the interest method. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends received by The Jamestown Equity Fund, if any, have been recorded in accordance with the Trust’s understanding of the applicable country’s rules and tax rates.

Distributions to shareholders — Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Equity Fund. Dividends arising from net investment income are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are permanent in nature and are primarily due to differing treatments of net short-term capital gains. Dividends and distributions are recorded on the ex-dividend date.

The tax character of distributions paid during the periods ended September 30, 2017 and March 31, 2017 was as follows:

	Periods Ended	Ordinary Income	Long-Term Capital Gains	Exempt-Interest Dividends	Total Distributions
The Jamestown Equity Fund	9/30/2017	$ 205,334	$ 1,119,213	$ —	$ 1,324,547
	3/31/2017	$ 365,171	$ 1,430,817	$ —	$ 1,795,988
The Jamestown Tax Exempt Virginia Fund	9/30/2017	$ —	$ —	$ 216,314	$ 216,314
	3/31/2017	$ —	$ —	$ 462,616	$ 462,616

Investment transactions — Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

22

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of accumulated earnings at September 30, 2017 was as follows:

	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
Tax cost of portfolio investments	$23,701,741	$24,349,876
Gross unrealized appreciation	$14,177,590	$646,391
Gross unrealized depreciation	(240,049)	(27,939)
Net unrealized appreciation	13,937,541	618,452
Accumulated ordinary income	1,656	—
Accumulated tax exempt income	—	775
Capital loss carryforwards	—	(3,052)
Accumulated capital and other gains	1,035,116	8,369
Distributions payable	(5,699)	(775)
Accumulated earnings	$14,968,614	$623,769

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Jamestown Equity Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

As of March 31, 2017, The Jamestown Tax Exempt Virginia Fund had a long-term capital loss carryforward of $3,052 for federal income tax purposes. This capital loss carryforward, which does not expire, may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

23

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for the current and all open tax years (tax years ended March 31, 2014 through March 31, 2017) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the period ended September 30, 2017:

	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
Purchase of investment securities	$4,155,448	$1,556,414
Proceeds from sales and maturities of investment securities	$4,428,965	$983,983

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENTS
Each Fund’s investments are managed by Lowe, Brockenbrough & Company, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. The Jamestown Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.65% of its average daily net assets up to $500 million and 0.55% of such assets in excess of $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.40% of its average daily net assets up to $250 million, 0.35% of the next $250 million of such assets and 0.30% of such assets in excess of $500 million. Certain officers of the Trust are also officers of the Adviser.

During the six months ended September 30, 2017, the Adviser voluntarily limited the total annual operating expenses of The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund to 0.95% and 0.69%, respectively, of each Fund’s average daily net assets; accordingly, the Adviser voluntarily waived $9,366 and $35,427 of its investment advisory fees during the six months ended September 30, 2017 for The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, respectively. These amounts are not subject to recapture in future periods.

OTHER SERVICE PROVIDERS
Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agent services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Funds and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

24

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

COMPENSATION OF TRUSTEES
Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $15,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,500 for the independent chair); and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chair); plus reimbursement of travel and other expenses incurred in attending meetings. Each series of the Trust pays its proportionate share of such fees.

5. Brokerage Arrangement

In order to reduce the total operating expenses of The Jamestown Equity Fund, a portion of the Fund’s operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned. Expenses reimbursed through the brokerage arrangement totaled $6,000 for The Jamestown Equity Fund for the six months ended September 30, 2017.

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

7. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of the Fund’s portfolio would be adversely affected. As of September 30, 2017, The Jamestown Equity Fund had 25.2% of the value of its net assets invested in stocks and exchange-traded funds within the Information Technology sector.

25

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

8. Concentration of Credit Risk

The Jamestown Tax Exempt Virginia Fund invests primarily in debt instruments of municipal issuers in the Commonwealth of Virginia. The issuers’ abilities to meet their obligations may be affected by economic developments in the Commonwealth or its region, as well as disruptions in the credit markets and the economy, generally.

9. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

26

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2017 through September 30, 2017).

The table below illustrates each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

27

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Net Expense Ratio(a)	Expenses Paid During Period(b)
The Jamestown Equity Fund
Based on Actual Fund Return	$1,000.00	$1,059.60	0.95%	$4.90
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.31	0.95%	$4.81
The Jamestown Tax Exempt Virginia Fund
Based on Actual Fund Return	$1,000.00	$1,014.70	0.69%	$3.48
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.61	0.69%	$3.50

(a)	Annualized, based on the Fund's most recent one-half year expenses.

(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

28

THE JAMESTOWN FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings of the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1126. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

THE JAMESTOWN FUNDS

www.jamestownfunds.com

Investment Adviser
Lowe, Brockenbrough & Company, Inc.
1802 Bayberry Court
Suite 400
Richmond, Virginia 23226

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
(Toll-Free) 1-866-738-1126

Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Legal Counsel
Sullivan & Worcester LLP
1666 K Street, N.W.
Washington, DC 20006

Board of Trustees
John P. Ackerly, IV
John T. Bruce
George K. Jennison
Robert S. Harris, Ph.D.
Harris V. Morrissette
Elizabeth W. Robertson

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Nominating Committee shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officers and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Williamsburg Investment Trust

By (Signature and Title)*		/s/ Bo J. Howell
Bo J. Howell, Secretary

Date	December 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ John T. Bruce
John T. Bruce, President
(FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund)

Date	December 8, 2017

By (Signature and Title)*		/s/ Thomas W. Leavell
Thomas W. Leavell, President
(The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund)

Date	December 8, 2017

By (Signature and Title)*		/s/ Charles M. Caravati III
Charles M. Caravati III, President
(The Jamestown Equity Fund)

Date	December 8, 2017

By (Signature and Title)*		/s/ Joseph A. Jennings III
Joseph A. Jennings III, President
(The Jamestown Tax Exempt Virginia Fund)

Date	December 8, 2017

By (Signature and Title)*		/s/ John P. Ackerly IV
John P. Ackerly IV, President
(The Davenport Core Fund, Davenport Value & Income Fund, Davenport Equity Opportunities Fund, Davenport Small Cap Focus Fund and the Davenport Balanced Income Fund)

Date	December 8, 2017

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer and Principal Financial Officer

Date	December 8, 2017

*	Print the name and title of each signing officer under his or her signature.